As filed with the Securities and Exchange Commission on April 20, 2000.

                                                       Registration No. 33-36423



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                        [Check appropriate box or boxes.]

                         Post-Effective Amendment No. 13

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
               [Exact Name of Registrant as Specified in Charter]

                      2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
               [Address of Principal Executive Offices] [Zip Code]

Registrant's Telephone Number, Including Area Code (281) 334-2469

TERESA E. AXELSON                                    JERRY L. ADAMS
2450 SOUTH SHORE BOULEVARD            WITH COPY TO:  GREER, HERZ & ADAMS, L.L.P.
SUITE 400                                            ONE MOODY PLAZA
LEAGUE CITY, TEXAS 77573                             GALVESTON, TEXAS 77550
[Name and Address of Agent for Service]


It is proposed that this filing will become effective (check appropriate box):

[ ] 75 days after filing pursuant to paragraph (a) Rule 485

[ ] on (date) pursuant to paragraph (a)(2) of rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2000 pursuant to paragraph (b) of Rule 485


If appropriate, check the following box:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ... Common Stock, par value $.01 per share.

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                CURRENTLY COMPRISED OF THE FOLLOWING PORTFOLIOS:



                    AMERICAN NATIONAL GROWTH PORTFOLIO
                    AMERICAN NATIONAL EQUITY INCOME PORTFOLIO (FORMERLY
                     AMERICAN NATIONAL MANAGED PORTFOLIO)
                    AMERICAN NATIONAL BALANCED PORTFOLIO
                    AMERICAN NATIONAL MONEY MARKET PORTFOLIO
                    AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO
                    AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO
                    AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO
                    AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO


     PROSPECTUS, MAY 1, 2000

       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
       DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       You cannot purchase shares of these portfolios directly, but only through variable annuity and variable life insurance contracts issued by American National Insurance Company.
       An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.


       Form 9427                                         Rev. 5-00

                               TABLE OF CONTENTS
   --------------------------------------------------------------------------


FUND SUMMARY...............................         1
American National Growth Portfolio.........         1
American National Equity Income
Portfolio..................................         2
American National Balanced Portfolio.......         3
American National Money Market Portfolio...         4
American National Government Bond
Portfolio .................................         5
American National Small-Cap/Mid-Cap
Portfolio..................................         6
American National High Yield Bond
Portfolio..................................         7
American National International Stock
Portfolio .................................         8
ADDITIONAL INFORMATION OF RISK FACTORS.....         9
PERFORMANCE................................        12
GENERAL....................................        15
INVESTMENT OBJECTIVES AND POLICIES ........        16
Growth Portfolio...........................        16
Equity Income Portfolio....................        17
Balanced Portfolio.........................        18
Money Market Portfolio.....................        19
Government Bond Portfolio..................        20
Small-Cap/Mid-Cap Portfolio................        22
High Yield Bond Portfolio..................        24
International Stock Portfolio..............        27
PRICING OF PORTFOLIO SHARES................        30
TAXES......................................        31
THE PORTFOLIOS AND THEIR MANAGEMENT........        32
FINANCIAL HIGHLIGHTS.......................        35
Growth Portfolio...........................        36
Equity Income Portfolio....................        37
Balanced Portfolio.........................        38
Money Market Portfolio.....................        39
APPENDIX...................................       A-1



 WHY READING THIS PROSPECTUS IS IMPORTANT TO YOU


 This prospectus explains the investment objectives, risks and strategies of each of the portfolios. Reading the prospectus will help you to decide which portfolio, if any, is the right investment for you. We suggest that you keep this prospectus for future reference.

 FUND SUMMARY                                 AMERICAN NATIONAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National Growth Portfolio ("Growth Portfolio") seeks to achieve capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Growth Portfolio normally invests at least 85% of its total assets in common stocks. In selecting stocks, Securities Management and Research, Inc. ("SM&R"), the Growth Portfolio's investment advisor:
  - chooses stocks of financially sound companies that have a proven ability to make and sustain a profit over time
  - places an emphasis on companies with growth potential.

The Growth Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."

The Growth Portfolio may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

PRINCIPAL RISK FACTORS

The Growth Portfolio is subject to the risks common to all mutual funds that invest in equity securities, and you could lose money investing in this portfolio. The principal risks of investing in the Growth Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)
  - interest rates could increase which can cause the value of a debt security to decline (interest rate risk)

  - issuers of debt obligations could default or be unable to pay amounts due (credit risk).


WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - are willing to accept higher short-term risk along with higher potential long-term returns
  - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate:
  - if you are investing with a shorter time horizon (less than ten years)
  - if you are uncomfortable with an investment that will go up and down in value
  - as your complete portfolio

 FUND SUMMARY                          AMERICAN NATIONAL EQUITY INCOME PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National Equity Income Portfolio ("Equity Income Portfolio") seeks to achieve growth of capital and/or current income.


PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, normally invests at least 75% of the Equity Income Portfolio's assets in equity securities. This portfolio may also invest in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the portfolio focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This portfolio's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

The Equity Income Portfolio generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the portfolio generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

PRINCIPAL RISK FACTORS

The Equity Income Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the Equity Income Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as sector overweighting and underweighting and individual stock selection) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)
  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk)
  - issuers of debt obligations could default or be unable to pay amounts due (credit risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have medium-term investment goals (five years or more)
  - are comfortable with moderate to aggressive risk
  - are looking for a fund with both growth and income components
  - are seeking to participate in the equity market
  - are willing to accept higher short-term risk along with higher potential long-term returns

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing with a shorter-time horizon (less than five years)
  - are investing for maximum return
  - require a high degree of stability of your principal

 FUND SUMMARY                               AMERICAN NATIONAL BALANCED PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National Balanced Portfolio ("Balanced Portfolio") seeks to conserve principal, produce current income, and achieve long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Balanced Portfolio's investment advisor, uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment-grade corporate bonds, collateralized mortgage obligations, mortgage-backed securities, convertible bonds, cash, and money market instruments. The balance of stocks to bonds and money market instruments changes in response to changing economic conditions. This flexibility may help to reduce price volatility.

The stocks in this portfolio are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The portfolio invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).

PRINCIPAL RISK FACTORS

The Balanced Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the Balanced Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as determining the ratio of stocks to bonds and individual stock selection) could fail to achieve the desired results (investment style or management risk)

  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)


  - interest rates could increase which can cause the value of debt securities to decline (interest rate risk)


  - issuers of debt obligations could default or be unable to pay amounts due (credit risk)


  - the portfolio could be unable to find a buyer for its securities (liquidity risk)


  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).


WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - are seeking conservation of the purchasing power of your capital, but also want to participate in equity investments
  - are looking for a more conservative alternative to a growth-oriented portfolio
  - want a well-diversified and relatively stable investment allocation
  - need a core investment

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require a high degree of stability of your principal

 FUND SUMMARY                           AMERICAN NATIONAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National Money Market Portfolio ("Money Market Portfolio") seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.


PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Money Market Portfolio's investment advisor, seeks to achieve the portfolio's objective by investing in high-quality short-term money market instruments, including: obligations of the U.S. Government and its agencies, certificates of deposit, banker's acceptances, commercial paper, collateralized mortgage obligations, and corporate bonds and notes. This portfolio limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements (in the two highest short-term rating categories).

PRINCIPAL RISK FACTORS

The principal risks of investing in the Money Market Portfolio are as follows:
  - interest rates may rise which can cause the value of debt securities to decline (interest rate risk)
  - SM&R's investment decisions could fail to achieve the desired results (investment style or management risk)
  - issuers of debt obligation may default or be unable to pay amounts due (credit risk)
  - the portfolio could be unable to find a buyer for its securities (liquidity risk)

  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).


The risks of investment in the Money Market Portfolio may be expected to be less than for other mutual funds. By limiting its investments as described above, this portfolio may not achieve as high a level of current income as a portfolio investing in lower-rated securities. YOU SHOULD KEEP IN MIND THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NOT AN INVESTMENT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE MONEY MARKET PORTFOLIO.

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - require stability of principal
  - are more concerned with safety of principal than with investment returns

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - want federal deposit insurance
  - are seeking an investment that is likely to outpace inflation
  - are investing for retirement or other goals that are many years in the future
  - are investing for growth or maximum current income

 FUND SUMMARY                        AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National Government Bond Portfolio ("Government Bond Portfolio") seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a portfolio consisting primarily of securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities


PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Government Bond Portfolio's investment advisor, normally invests at least 65% of the portfolio's assets in securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These may include Treasuries and mortgage-backed securities, such as Ginnie Maes, Freddie Macs, and Fannie Maes. This portfolio may also invest assets in collateralized mortgage obligations.

The Government Bond Portfolio generally invests primarily in medium and long-term securities. The average portfolio maturity generally is expected to be in the six to fifteen year range (some securities may have a longer or shorter duration). The average portfolio maturity may be shorter when management anticipates that interest rates will increase, and longer when management anticipates interest rates will decrease.

PRINCIPAL RISK FACTORS

The Government Bond Portfolio is subject to certain investment risks, and you could lose money investing in this portfolio. The principal risks of investing in the Government Bond Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - interest rates may rise which can cause the value of debt securities to decline (interest rate risk)
  - SM&R's investment decisions (such as determining average portfolio maturity and selecting the best performing securities) could fail to achieve the desired results (investment style or management risk)
  - interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their mortgages before their maturity (call risk)
  - interest rates could rise enough to cause fewer people than expected to repay their mortgages early (extension risk)
  - debt obligations not issued or guaranteed by the U.S. Government, its agencies or instrumentalities could be downgraded in credit rating or go into default (credit risk)

  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).

  - the worldwide demand for U. S. government securities falls (global demand risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - are seeking a regular stream of income to meet current needs
  - are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility
  - are retired or nearing retirement

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing for maximum return over a long time horizon
  - require absolute stability of your principal

 FUND SUMMARY AMERICAN NATIONAL SMALL-CAP/MID-CAP PORTFOLIO

     ----------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National Small-Cap/Mid-Cap Portfolio ("Small-Cap/Mid-Cap Portfolio") seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.


PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the Small-Cap/Mid-Cap Portfolio's investment advisor, will invest at least 80% of the portfolio's total assets in stocks and equity-related securities of small to medium-sized companies, which SM&R considers to be companies with market capitalizations from $500 million to $30 billion. Stock selection may reflect either a growth or value investment approach.

SM&R may also select stocks on certain growth or value considerations. A growth stock would include a company whose price/earnings ratio is attractive relative to the underlying earnings growth rate. An example of a value stock would be one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.


Holdings will be widely diversified by industry and company; under most circumstances, the average position will be less than 1.5% of the portfolio's total assets. The portfolio will not sell a stock just because the company has grown to a market capitalization of more than $30 billion, and it may, on occasion, purchase companies with a market capitalization above $30 billion.


The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISK FACTORS

The Small-Cap/Mid-Cap Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the Small-Cap/ Mid-Cap Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as individual selection of stocks) could fail to achieve the desired results (investment style or management risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)
  - the portfolio could be unable to find a buyer for its securities (liquidity risk)

In addition, investing in small companies generally involves more risks than investing in more established larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

In general, stocks with growth characteristics can have relatively wide price swings as a result of the high valuations they may carry. Stocks with value characteristics carry the risk that investors won't recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because the Small-Cap/Mid-Cap Portfolio holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - are willing to accept higher short-term risk along with higher potential long-term returns
  - want an aggressive, long-term approach to capital growth through small company stocks
  - want to diversify your portfolio

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing with a shorter time horizon
  - are uncomfortable with an investment that will go up and down in value

This portfolio should not represent your complete investment program or be used for short-term trading purposes.

 FUND SUMMARY  AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO

     ----------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National High Yield Bond Portfolio ("High Yield Bond Portfolio") seeks to provide a high level of current income. As a secondary investment objective, the fund seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

Securities Management and Research, Inc. ("SM&R"), the High Yield Bond Portfolio's investment advisor, will normally invest primarily in a diversified portfolio of medium and lower-grade domestic corporate debt securities. The portfolio may invest up to 35% of its total assets in debt securities of similar quality issued by foreign governments or foreign corporations. The portfolio invests in a broad range of debt securities represented by various companies and industries and traded on various markets. The portfolio buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. Lower-grade securities are commonly referred to as "junk bonds" (see the Appendix for an explanation of quality ratings.) The portfolio's investments in medium- and lower-grade securities involve greater risks as compared to higher-grade securities.

PRINCIPAL RISK FACTORS

The High Yield Bond Portfolio is subject to certain investment risks and you could lose money investing in this portfolio. The principal risks of investing in the High Yield Bond Portfolio are as follows:

  - the market value of the portfolio's securities could decline (market risk).

    Issuers of debt obligations could default or be unable to pay amounts due (credit risk). Because the portfolio invests primarily in securities with medium- and lower-credit quality, it is subject to a higher level of credit risk than a fund that buys only investment-grade securities.

  - interest rates could increase, which can cause the value of debt securities to decline (interest rate risk). Such declines tend to be greater among securities with longer maturities. The High Yield Bond Portfolio has no policy limiting the maturities of its investments. To the extent the portfolio invests in securities with longer maturities, the portfolio will be subject to greater market risk than a fund investing solely in shorter-term securities.


  - the income you receive from the portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the portfolio may drop as well (income risk).


  - SM&R's investment decisions (such as individual security selection) could fail to achieve the desired results (investment style or management risk)


  - interest rates could fall enough to prompt an unexpected number of people to refinance (or prepay) their obligations before their maturity (call risk)

  - the portfolio could be unable to find a buyer for its securities (liquidity risk)

  - because the portfolio may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers (foreign risk)


  - there are greater risks associated with purchasing derivative investments (derivative investment risk)


WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:

  - have a long-term time horizon


  - seek a high level of current income and, secondarily, capital appreciation


  - are willing to accept the substantially increased risks of medium- and lower-rated securities in exchange for potentially higher income


  - want to add to your total investment portfolio a fund that invests primarily in medium- and lower-grade domestic debt securities


WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:

  - have a short-term time horizon


  - are not comfortable with the additional risks associated with investments in medium- and lower-grade securities

This portfolio should not represent your complete investment program or be used for short-term trading purposes.

 FUND SUMMARY AMERICAN NATIONAL INTERNATIONAL STOCK PORTFOLIO

     ----------------------------------------------------------------------

INVESTMENT OBJECTIVE


The American National International Stock Portfolio ("International Stock Portfolio") seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. companies.


PRINCIPAL INVESTMENT STRATEGIES


Securities Management and Research, Inc. ("SM&R"), the portfolio's investment advisor, expects to invest at least 80% of the portfolio's assets in the equity securities of foreign companies, including multi-national companies. The portfolio primarily invests in American Depository Receipts ("ADRs"), but may also invest directly in U.S. dollar denominated equity securities of foreign companies. The portfolio seeks to invest in securities believed to offer the best potential for growth at a reasonable price. While the portfolio invests with an awareness of the global economic backdrop, and our outlook for individual countries, SM&R uses a "bottom-up" quantitative and qualitative stock selection process. A "bottom-up" approach to investing emphasizes the evaluation of individual stocks more than the consideration of broader market and economic trends. Country allocation is driven largely by stock selection, although the portfolio may limit investments in markets that appear to have poor overall prospects.


The portfolio may purchase shares of stocks of companies of any size, but will normally focus on large- and, to a lesser extent, medium-sized companies. Valuation factors often influence the fund's allocation among large-, mid-, or small-cap companies.

PRINCIPAL RISK FACTORS

The International Stock Portfolio is subject to the risks common to all mutual funds that invest in equity securities and you could lose money investing in this portfolio. The principal risks of investing in the International Stock Portfolio are as follows:
  - the market value of the portfolio's securities could decline (market risk)
  - SM&R's investment decisions (such as country allocation and individual selection of stocks) could fail to achieve the desired results (investment style or management risk)
  - multi-national corporations are vulnerable to currency exchange and/ or political risks
  - funds that invest overseas generally carry more risks than funds that invest strictly in U.S. assets (foreign risk)
  - growth stocks can have relatively wide price swings as a result of the high valuations they carry (growth stock risk)

WHO MAY WANT TO INVEST IN THE PORTFOLIO

This portfolio may be appropriate if you:
  - have long-term investment goals (ten years or more)
  - want potential growth over time
  - are willing to take more risk in the short-term for potentially higher gains in the long-term
  - want a portfolio comprised primarily of the securities of foreign issuers, including multi-national companies

WHO MAY NOT WANT TO INVEST IN THE PORTFOLIO

This portfolio may NOT be appropriate if you:
  - are investing for the short-term or need current income
  - are not willing to take any risks that you may lose money on your investment
  - want absolute stability of your investment principal
  - want to invest in a particular sector or in particular industries, countries, or regions

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------

                                   IMPORTANT

The following risk factors were referred to above in the "Principal Risk Factors" sections of one or more of the portfolios.

MARKET RISK
Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. You can lose money by investing in the fund, especially if you sell your shares during a period of market volatility. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A security's market value may fluctuate in response to events affecting an issuer's profitability or viability. MARKET RISK IS COMMON TO ALL STOCKS AND BONDS AND THE MUTUAL FUNDS THAT INVEST IN THEM AND APPLIES TO ALL OF THE PORTFOLIOS.

The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. To the extent a portfolio invests in securities with longer maturities, that portfolio will be subject to greater market risk than a fund investing solely in shorter-term securities. Likewise, Market risk is often greater among certain types of debt securities, such as zero-coupon bonds (bonds which do not have a cash-paying coupon) or pay-in-kind securities (bonds which pay investors with additional bonds rather than cash). As interest rates change, these securities often fluctuate more in price than traditional debt securities and therefore may subject the portfolio to greater market risk than a fund that does not own these types of securities.

Lower-grade securities, especially those with longer maturities or those that do not make regular interest payments, may have more price volatility and may decline more in response to negative issuer or general economic news than higher-grade securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased, as well as any portfolio securities held for payment of such commitments. The greater the portfolio's outstanding commitments for these securities, the greater the portfolio's exposure to market price fluctuation.

INVESTMENT STYLE OR MANAGEMENT RISK
Investment style or management risk is the risk that SM&R's investment strategy may not produce the intended results or that securities that fit SM&R's investment style do worse than securities that fit other investment manager's investment styles. This risk also involves the possibility that SM&R will fail to execute an investment strategy effectively. INVESTMENT STYLE OR MANAGEMENT RISK IS COMMON TO ALL MUTUAL FUNDS AND APPLIES TO ALL OF THE PORTFOLIOS.

INTEREST RATE RISK
Interest rate risk is the risk that if the general level of interest rates rises subsequent to the time an investment commitment is made in a fixed-income security or portfolio, the market price of that security or portfolio will decline until its yield becomes competitive with new, higher interest rate securities. It is virtually certain that fluctuations in the general level of interest rates cause long-term maturity bonds to fluctuate more in price than shorter-term bonds. As the maturity increases, the price discount is being amortized over an increasing number of years. Therefore, in order for the discount to produce say an extra 1 percent per year, it must be progressively larger in dollar amounts as maturity increases. Long maturity increases risk not only because of the interest rate factor but also because it increases the time available for unexpected occurrences. INTEREST RATE RISK AFFECTS ALL OF THE PORTFOLIOS, BUT MAY HAVE LESS EFFECT ON THE MONEY MARKET PORTFOLIO.

CREDIT RISK
Credit risk is the risk that the issuer of a debt security, or a party to a contract, will default or otherwise not honor a financial obligation. Such default could include, for example, a failure to make timely payments of principal or interest. CREDIT RISK APPLIES TO SOME DEGREE TO ALL OF THE PORTFOLIOS, BUT MAY HAVE A GREATER IMPACT ON THE GOVERNMENT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, THE BALANCED PORTFOLIO, AND THE HIGH YIELD BOND PORTFOLIO.

The credit quality of "noninvestment" or "less than investment" grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. A portfolio may incur higher expenditures to protect the portfolio's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------
reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

                         UNDERSTANDING QUALITY RATINGS

Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Securities rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investor's Service, Inc. are considered "investment-grade", while securities with lower ratings are regarded as "non-investment-grade", or "junk bonds". A detailed explanation of these ratings can be found in the Appendix to this prospectus.

LIQUIDITY RISK
Liquidity relates to the availability of a market in which a security can be sold at or near its true value. Liquidity risk is the risk that certain securities or other investments may be difficult or impossible to sell at the time the portfolio would like to sell them or at the price the portfolio values them. The portfolio may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on portfolio management or performance. The markets for high yield securities may be more limited than markets for higher quality issues. The effect of adverse publicity and investor perceptions may be more pronounced for securities for which no market exists. Additionally, prices may decline sharply in reaction to significant sales, adverse economic conditions, changes in expectation regarding an individual issuer, or interest rate increases, thus increasing the liquidity risk of these securities. LIQUIDITY RISK APPLIES ONLY TO THE BALANCED PORTFOLIO, THE MONEY MARKET PORTFOLIO, THE SMALL-CAP/MID-CAP PORTFOLIO, AND THE HIGH YIELD BOND PORTFOLIO.

GROWTH STOCK RISK
Growth stock risk reflects the risk that, generally, stocks with growth characteristics can have relatively high price swings as a result of the high valuations they carry. GROWTH STOCK RISK APPLIES PRIMARILY TO THE GROWTH PORTFOLIO, THE SMALL-CAP/MID-CAP PORTFOLIO, THE INTERNATIONAL STOCK PORTFOLIO, AND TO A LESSER EXTENT THE EQUITY INCOME PORTFOLIO.

CALL RISK
Call risk is the risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding obligation by increasing the actual or expected number of prepayments, thereby reducing the obligation's value. CALL RISK APPLIES PRIMARILY TO THE GOVERNMENT BOND PORTFOLIO AND, TO A LESSER EXTENT, TO THE BALANCED PORTFOLIO AND TO THE HIGH YIELD BOND PORTFOLIO.

EXTENSION RISK
Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding obligation by reducing the actual or expected number of prepayments, thereby reducing the obligation's value. EXTENSION RISK APPLIES PRIMARILY TO THE GOVERNMENT BOND PORTFOLIO AND, TO A LESSER EXTENT, TO THE BALANCED PORTFOLIO AND TO THE HIGH YIELD BOND PORTFOLIO.

INCOME RISK
Income risk is the risk that you may not make as much income from your investment as you need. The income you receive from a portfolio is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from a portfolio will ordinarily drop as well. INCOME RISK APPLIES PRIMARILY TO THE GOVERNMENT BOND PORTFOLIO AND THE HIGH YIELD BOND PORTFOLIO, BUT ALSO APPLIES TO A LESSER DEGREE TO THE EQUITY INCOME PORTFOLIO AND THE BALANCED PORTFOLIO.

FOREIGN RISK
Foreign risk is the risk that the value of securities of foreign companies could be affected by factors not present in the U.S. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency translation costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting, financial reporting and disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or

                     ADDITIONAL EXPLANATION OF RISK FACTORS
   --------------------------------------------------------------------------
diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the portfolio may experience settlement difficulties or delays not usually encountered in the U.S.


Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact yields and result in temporary periods when assets are not fully invested or attractive investment opportunities are foregone.


In addition to the increased risks of investing in foreign issuers, there are often increased transactions costs associated with investing in foreign securities including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs, and higher settlement costs or custodial costs.

The introduction on January 1, 1999 of a single currency, the euro, by the participating nations in the European Economic and Monetary Union may present unique uncertainties for securities denominated in (or whose value is linked to) currencies that have become components of the euro. Foreign risk applies primarily to the International Stock Portfolio, but also applies to a lesser extent to the High Yield Bond Portfolio.

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development; political stability; market depth, infrastructure, capitalization, and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Portfolio securities may be listed on foreign exchanges that are open on days when the portfolios do not compute share prices. As a result, a portfolio's net asset value may be significantly affected by trading on days when shareholders cannot make transactions.

OTHER RISKS
In addition to the risk factors discussed above, investors should keep in mind that all investments in U.S. Government Obligations are not backed by the "full faith and credit" of the United States Government. Some are backed only by the rights of the issuer to borrow from the U.S. Treasury and others are supported only by the credit of the issuing instrumentality. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds management.

PLEASE REMEMBER THAT PORTFOLIO SHARES ARE:
- NOT GUARANTEED TO ACHIEVE THEIR INVESTMENT GOAL
- NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC, A BANK OR ANY GOVERNMENT
  AGENCY
- SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL
  INVESTMENT

                                  PERFORMANCE
   --------------------------------------------------------------------------

PERFORMANCE

The bar charts and performance tables shown below provide some indication of the risks of investing in the portfolios and the variability of returns by:
- showing each portfolio's performance for each full calendar year since its inception, and
- showing how each portfolio's average annual returns for certain periods compare to those of both a broad-based securities market index and an index of funds with similar investment objectives.

The returns shown are net of expenses, but do not reflect additional fees and expenses that are deducted by the variable annuity or variable life insurance product through which you invest. If the additional fees and expenses that are deducted in connection with the variable annuity and variable life insurance contracts were included, the performance shown would be lower.

                     A PORTFOLIO'S PAST PERFORMANCE IS NOT
                    NECESSARILY AN INDICATION OF HOW IT WILL
                             PERFORM IN THE FUTURE.

GROWTH PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  -2.82%
1993   7.10%
1994   6.91%
1995  28.50%
1996  17.98%
1997  20.72%
1998  18.62%
1999  14.99%


                                  QUARTER ENDED          TOTAL RETURN
Best Quarter:                     Dec. 31, 1998               17.05%
Worst Quarter:                   Sept. 30, 1998               (8.90)%



The next table lists the Growth Portfolio's average annual total return for the past one and five year periods and since the date operations commenced March 1, 1991. The table also contains the average total returns for such same periods of the S&P 500-Registered Trademark-and the Lipper Growth Fund Index.


The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices which does not take into consideration the deduction of fees commonly charged by mutual fund companies. Standard & Poor's, S&P, and S&P 500-Registered Trademark-are registered trademarks of Standard & Poor's Corporation.

The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Lipper Inc. has announced a new classification structure changing the Lipper Growth Fund Index to the Lipper Multi-Cap Core Index. Lipper further announced that it would continuously review fund portfolios and initiate reclassification when it deemed that a fund's characteristics had changed considerably from those of its current peer group.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)


                                                              DATE
                                                           OPERATIONS
                                     PAST        PAST      COMMENCED
                                   ONE YEAR    5 YEARS       3/1/91
Growth Portfolio                    14.99%      20.08%       13.90%
S&P 500-Registered Trademark-       21.03%      28.55%       19.73%
Lipper Growth Fund Index            50.93%      30.51%       20.88%

                                  PERFORMANCE
   --------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  -3.05%
1993  10.97%
1994   1.35%
1995  27.19%
1996  17.69%
1997  22.41%
1998  15.85%
1999  17.09%


                                  QUARTER ENDED          TOTAL RETURN
Best Quarter:                     Dec. 31, 1998              15.79%
Worst Quarter:                   Sept. 30, 1998              (8.18)%



The next table lists the Equity Income Portfolio's average annual total return over the past one and five year periods and since the date operations commenced March 1, 1991. The table also contains the average total returns for such same periods of the S&P 500-Registered Trademark- and the Lipper Equity Income Fund Fund Index.


The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)


                                                              DATE
                                                           OPERATIONS
                                     PAST        PAST      COMMENCED
                                   ONE YEAR    5 YEARS       3/1/91
Equity Income Portfolio             17.09%      19.97%       13.46%
S&P 500-Registered Trademark-       21.03%      28.55%       19.73%
Lipper Equity Income Fund Index      4.20%      17.80%       14.38%



BALANCED PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  -1.77%
1993   4.58%
1994   0.15%
1995  22.80%
1996  12.23%
1997  18.80%
1998  16.58%
1999   8.00%


                                  QUARTER ENDED          TOTAL RETURN
Best Quarter:                     Dec. 31, 1991              10.69%
Worst Quarter:                    Mar. 31, 1992              (5.36)%



The next table lists the Balanced Portfolio's average annual total return over the past one and five year periods and since the date operations commenced March 1, 1991. The table also contains the average total returns for such same periods of the Lehman Brothers Intermediate Government/Corporate Index and the Lipper Balanced Fund Index.


The Lehman Brothers Intermediate Government/ Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.


The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond balance typically ranges around 60%/40%.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)


                                                              DATE
                                                           OPERATIONS
                                     PAST        PAST      COMMENCED
                                   ONE YEAR    5 YEARS       3/1/91
Balanced Portfolio                   8.00%      15.61%       10.65%
Lehman Brothers Intermediate
Government/Corporate Index           0.38%      7.10%        6.99%
Lipper Balanced Fund Index           8.96%      16.33%       12.88%

                                  PERFORMANCE
   --------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
YEAR-BY-YEAR TOTAL RETURN (%)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992  2.21%
1993  2.13%
1994  3.36%
1995  5.11%
1996  4.61%
1997  4.78%
1998  4.65%
1999  4.26%


                                  QUARTER ENDED          TOTAL RETURN
Best Quarter:                     June 30, 1995               1.28%
Worst Quarter:                    Dec. 31, 1992               0.44%



The next table lists the Money Market Portfolio's average annual total return and yield over the past one and five year periods and since the date operations commenced March 1, 1991. The table also contains the average total returns for such same periods of the Lipper Money Market Fund Index. The Lipper Money Market Fund Index is a widely recognized performance index of high quality financial instruments rated in top two grades with dollar weighted average maturities of less than 90 days that intend to keep constant net asset value.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending 12/31/99)


                                                     DATE
                                                  OPERATIONS
                            PAST        PAST      COMMENCED
                          ONE YEAR    5 YEARS       3/1/91      YIELD
Money Market Portfolio      4.26%      4.68%        3.93%       5.10%


GOVERNMENT BOND PORTFOLIO, SMALL-CAP/MID-CAP PORTFOLIO, HIGH YIELD BOND PORTFOLIO, INTERNATIONAL STOCK PORTFOLIO

The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio are new portfolios of the fund which have inception dates of May 1, 2000. Accordingly, no bar charts or average total return information is available for such portfolios at this time.

                                    GENERAL
   --------------------------------------------------------------------------

American National Investment Accounts, Inc. ("we" or the "Fund") consists of eight separate portfolios (each a "portfolio" and collectively, the "portfolios"). Securities Management and Research, Inc. ("SM&R") is the Fund's investment advisor and manages each of the portfolios.


These portfolios are used solely as investment options for variable annuity and variable life insurance contracts offered by American National Insurance Company ("American National"). THIS MEANS THAT YOU CANNOT PURCHASE SHARES OF THESE PORTFOLIOS DIRECTLY, AND CAN ONLY DO SO THROUGH AMERICAN NATIONAL VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. The portfolios may sell their shares to other insurance companies or for other purposes, such as tax qualified retirement plans.


These portfolios are entirely separate from other mutual funds in the SM&R complex of funds, even when they have the same investment objectives and principal investment strategies. The investment performance of these portfolios will differ from the performance of such other mutual funds because of differences in size, securities held, and administrative and insurance costs associated with separate accounts in variable annuity and variable life insurance contracts.

 A NOTE ABOUT FEES AND EXPENSES
 AS AN INDIRECT INVESTOR IN THE PORTFOLIOS, YOU WILL INCUR VARIOUS OPERATING COSTS, INCLUDING MANAGEMENT, ADVISORY, AND ADMINISTRATIVE EXPENSES. YOU WILL ALSO INCUR FEES ASSOCIATED WITH THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT THROUGH WHICH YOU INVEST. ALTHOUGH THE PORTFOLIOS DO NOT IMPOSE A SALES CHARGE UPON THE PURCHASE OR REDEMPTION OF THEIR SHARES, EACH SEPARATE ACCOUNT TO WHICH THE PORTFOLIOS OFFER THEIR SHARES MAY IMPOSE A SALES OR REDEMPTION CHARGE. DETAILED INFORMATION ABOUT THE COST OF INVESTING IN EACH OF THESE PORTFOLIOS IS PRESENTED IN THE "FEE TABLE" SECTION OF THE ACCOMPANYING PROSPECTUS FOR THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT THROUGH WHICH PORTFOLIO SHARES ARE OFFERED.

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

Each portfolio pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH PORTFOLIO AND THE PRINCIPAL TYPES OF SECURITIES EACH PORTFOLIO PLANS TO PURCHASE ARE DESCRIBED BELOW. MORE INVESTMENT INFORMATION CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, INCLUDING A DESCRIPTION OF FUNDAMENTAL POLICIES, WHICH MAY BE CHANGED ONLY WITH SHAREHOLDER APPROVAL. The policies and techniques discussed below are not fundamental and may be changed by the Board of Directors without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The portfolio adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Changes in a portfolio's holdings, a portfolio's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

- SM&R HAS CONSIDERABLE LEEWAY IN CHOOSING INVESTMENT STRATEGIES AND SELECTING SECURITIES IT BELIEVES WILL HELP THE PORTFOLIOS ACHIEVE THEIR OBJECTIVES.

Because of the market risks inherent in any investment, the portfolios may not achieve their investment objectives. In addition, effective management of each portfolio is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each portfolio's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each portfolio has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

During unfavorable market conditions, each portfolio may, but is not required to, make temporary investments that are not consistent with a portfolio's investment objectives and principal strategies. Such defensive measures may include increasing cash, investing more assets in bonds or money market instruments, and where permitted by the individual portfolio discussions that follow, investing in derivatives or other instruments. If a portfolio takes such defensive measures, it may not achieve its investment objectives.

A portfolio may trade actively and frequently to achieve its investment objective. A high turnover rate may increase transaction costs, affecting the portfolio's performance over time. A high turnover rate may also result in higher capital gains distributions, increasing your tax liability.

                                GROWTH PORTFOLIO

The Growth Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Portfolio adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Portfolio invests at least 85% of its total assets in common stocks.

The Growth Portfolio invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. SM&R places an emphasis on companies with growth potential. The Growth Portfolio does not employ exotic investment strategies, such as using options and futures.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in never having less than half or more than double the market weighting in any one sector. The Growth Portfolio limits cash to 15% of its assets unless circumstances dictate otherwise.

Because of the Growth Portfolio's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Portfolio's

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

portfolio while other sectors of the market will have lower representation. For example, the Growth Portfolio generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, SM&R may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

Conversely, SM&R generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services.

As a result of such strategic overweighting and underweighting, the Growth Portfolio's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Portfolio may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. The Growth Portfolio may (but is not required to) take temporary defensive positions inconsistent with the Portfolio's principal investment strategies in response to adverse market, economic, political or other conditions. For example, the Growth Portfolio may, on a temporary basis, invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements. If the portfolio takes such defensive measures, the portfolio may not achieve its investment objective.

                            EQUITY INCOME PORTFOLIO

The Equity Income Portfolio considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. SM&R adjusts this composition of portfolio investments from time to time to best accomplish the Equity Income Portfolio's investment objectives under current conditions. In pursuit of the Equity Income Portfolio's objectives, SM&R will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Portfolio will invest at least 75% of its assets in equity securities rather than debt securities.

SM&R views common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive our stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.


Certain sectors of the market will have greater weight in the Equity Income Portfolio's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Portfolio generally overweights the finance sector in its portfolio relative to that sector's market weight. This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, SM&R may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.


Conversely, SM&R generally underrepresents certain sectors of the market tending to have below average dividend yields, such as technology. As a result of such strategic overweighting and underweighting, the Equity Income Portfolio's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Portfolio will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

                               BALANCED PORTFOLIO

The Balanced Portfolio uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of U.S. government and high-grade corporate bonds, bonds convertible into the common stock of the issuing corporations, collateralized mortgage obligations, mortgage-backed securities, cash, and money market instruments. SM&R changes the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Portfolio's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.

SM&R identifies candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, SM&R evaluates each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. SM&R utilizes this combination of disciplines and human judgement to drive its stock selection process. SM&R believes in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. SM&R does not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. SM&R believes in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.

The Balanced Portfolio will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Portfolio may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Portfolio's objectives. The Balanced Portfolio invests at least 25% of assets in investment grade fixed income securities.

The Balanced Portfolio will invest in fixed-income securities and equity securities as described above.

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

However, the Balanced Portfolio will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on SM&R's appraisal of market and economic conditions. SM&R believes that a portfolio that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Portfolio's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Portfolio's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in the general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.


SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity and debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Portfolio determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occurs coincidentally with accelerating growth and profitability of the companies.


                             MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to achieve its objective by investing in short-term money market instruments determined to be of high quality by SM&R pursuant to guidelines established by the Board of Directors. The Money Market Portfolio may invest in the following types of high quality debt obligations:

  1. U.S. GOVERNMENT OBLIGATIONS. U.S. Government Obligations consist of marketable securities issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, or instrumentalities. U.S. Government Obligations include U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.
  2. CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Money Market Portfolio will invest only in certificates of deposit of U.S. banks that have total assets in excess of $1 billion at the time of investment.
  3. BANKER'S ACCEPTANCES. Banker's acceptances are short-term instruments issued by banks, generally for the purpose of financing imports or exports. An acceptance is a time draft drawn on a bank by the importer or exporter to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" and is an irrevocable obligation of the issuing bank.
  4. COMMERCIAL PAPER. Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.
  5. BONDS AND NOTES. The Money Market Portfolio may invest in corporate bonds or notes with a remaining maturity of one year or less.
  6. COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations or "CMOs" are

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

      debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U.S. Government securities.

The Money Market Portfolio does not currently intend to invest in unrated securities, securities subject to demand features, floating rate instruments, securities subject to guarantees, and variable rate instruments.

The Money Market Portfolio limits its investments to those short-term securities that the Board determines present minimal credit risk and that are "Eligible Securities" when acquired by the Portfolio. As used in this Prospectus, "Eligible Securities" means securities that are:
    (a) rated in one of the two highest short-term rating categories, or
    (b) whose issuer has another class of debt obligations rated in one of the two highest short-term rating categories.

To rely on a rating assigned to other debt obligations, those obligations must be of comparable priority and security. All ratings must have been issued by the requisite nationally recognized statistical rating organizations ("NRSROs"). Currently, five organizations are NRSROs: Moody's, S&P, Fitch Investors Service, Inc., Duff and Phelps, Inc., and Thomson BankWatch, Inc. A discussion of the ratings categories of S&P and Moody's is contained in the Appendix.

The Money Market Portfolio generally limits its investments in securities, as follows:

  - It will not invest in securities issued by any one issuer, other than the U.S. Government, its agencies, or instrumentalities, in an amount that exceeds 5% of its total assets.
  - It will not invest more than 5% of its total assets in securities relying on ratings in the second highest rating category.
  - It will not invest more than 1% of its total assets in securities of any one issuer that rely on ratings in the second highest rating category.


(See "Investment Techniques and Policies" in the Statement of Additional Information for a more detailed explanation of the investment categories.) The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will not invest in any security with a remaining maturity of over 397 days (13 months). Investments in money market instruments are subject to the ability of the issuer to make payment at maturity. In addition, the Money Market Portfolio's performance will vary depending on changes in short-term interest rates. However, both the financial and market risks of investment in the Money Market Portfolio may be expected to be less than for any other portfolio. By limiting its investments to Eligible Securities, the Money Market Portfolio may not achieve as high a level of current income as a fund investing in lower-rated securities.


                           GOVERNMENT BOND PORTFOLIO

The Government Bond Portfolio seeks to achieve its objective through investment of 65% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") which include, but are not limited to, U.S. Treasury Bonds, Notes and Bills and securities issued by instrumentalities of the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS -- There are two broad categories of U.S. Government
  Obligations:
    (1) direct obligations of the U.S. Treasury, and
    (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the United States (such as Government National Mortgage Association Certificates); others, by the agency or instrumentality with limited rights of the issuer to borrow from the U.S. Treasury (such as Federal National Mortgage Association Bonds); and others, only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities; it is not obligated by law to do so.

MORTGAGE-BACKED SECURITIES -- SM&R anticipates that a portion of the Government
  Bond Portfolio's portfolio will consist of mortgage-backed securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities. These securities represent part ownership of pools of mortgage loans secured by real property, such as certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"),

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

  and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). Mortgage-backed securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U. S. Government and guaranteed by U. S. Government agencies such as GNMA, FNMA, or FHLMC. Such certificates, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified dates. With pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate and provide for monthly payments of interest and principal. GNMA, a federal agency, issues pass-through certificates that are guaranteed as to timely payment of principal and interest. FNMA, a federally chartered and privately owned corporation, issues mortgage pass-through securities and guarantees them as to timely payment of principal and interest. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in mortgages from FHLMC's portfolio. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. FNMA and FHLMC are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U. S. Treasury to meet their obligations. Those mentioned are but a few of the mortgage-backed securities currently available that SM&R currently anticipates purchasing for the Government Bond Portfolio. The Government Bond Portfolio will not purchase interest-only or principal-only mortgage-backed securities.

  The yield characteristics of mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. The average mortgage in a pool may be expected to be repaid within about twelve (12) years. If mortgage interest rates decrease, the value of the Government Bond Portfolio's securities will generally increase. However, SM&R anticipates that the average life of the mortgages in the pool will decrease as borrowers refinance and prepay mortgages to take advantage of lower interest rates. The Government Bond Portfolio invests the proceeds from such prepayments at the then prevailing lower interest rates. On the other hand, if interest rates increase, the value of the portfolio's securities generally will decrease while it is anticipated that borrowers will not refinance and, therefore, the average life of the mortgages in the pool will be longer. In addition, if the Government Bond Portfolio purchases such a security at a premium, a prepayment rate faster than expected will reduce yield to maturity, while a prepayment rate slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Government Bond Portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS -- The Government Bond Portfolio may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities, or U. S. Government securities. Collateralized obligations in which the Government Bond Portfolio may invest are issued or guaranteed by a U. S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

  A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

  greater control over the characteristics of the investment in a changing interest rate environment. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Government Bond Portfolio may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  The Government Bond Portfolio may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U. S. government or one of its agencies or instrumentalities. In addition, the portfolio may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

ZERO COUPON BONDS -- The Government Bond Portfolio may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Government Bond Portfolio will only purchase zero coupon bonds which are U.S. Government Obligations. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to maturity. Its value as an investment consists of the difference between its face value at the time of maturity and the price for which it was acquired which is generally an amount significantly less than face value (sometimes referred to as a "deep discount" price). Zero coupon bonds require a higher rate of return to attract investors who are willing to defer receipt of cash. Accordingly, although not providing current income, SM&R believes that zero coupon bonds can be effectively used to lock in a higher rate of return in a declining interest environment. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations.

                          SMALL-CAP/MID-CAP PORTFOLIO


The Small-Cap/Mid-Cap Portfolio considers its portfolio investments and the composition of its total portfolio from the viewpoint of providing long-term capital growth by investments primarily in stocks of small to medium-sized companies. SM&R adjusts this composition from time to time in light of economic conditions. Under normal conditions, the Small-Cap/ Mid-Cap Portfolio invests at least 80% of its total assets in stocks and equity related securities of small to medium companies ($30 billion or less in market capitalization). SM&R may also, from time to time, purchase companies with a market capitalization above $30 billion. Stock selection may reflect either a growth or value investment approach.


When choosing stocks, SM&R generally looks for the following characteristics:
  - capable management
  - attractive business niches
  - pricing flexibility
  - sound financial and accounting practices
  - a demonstrated ability to grow revenues, earnings, and cash flow consistently
  - the potential for some catalyst (such as increased investor attention, asset sales, or a change in management) to cause the stock's price to rise

In seeking to meet the portfolio's investment objective, SM&R may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the portfolio's investment program. The following pages describe various types of portfolio securities and investment management practices of the portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

The portfolio invests primarily in common stocks and may, to a lesser degree, purchase other types of securities described below.

COMMON AND PREFERRED STOCKS
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

While most preferred stocks pay a dividend, the portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES AND WARRANTS

SM&R may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).


FIXED INCOME SECURITIES
From time to time, the portfolio may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities which meet the investment criteria for the portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

HIGH-YIELD, HIGH-RISK INVESTING
The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. SM&R may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. SM&R will not purchase this type of security if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities. The investments in convertible securities are not subject to this limit.

HYBRID INSTRUMENTS
These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

- HYBRIDS CAN HAVE VOLATILE PRICES AND LIMITED LIQUIDITY, AND THEIR USE BY THE PORTFOLIO MAY NOT BE SUCCESSFUL.

SM&R may invest up to 10% of the portfolio's total assets in hybrid instruments.

PRIVATE PLACEMENTS
These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A under the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs. SM&R may invest up to 15% of the portfolio's net assets in illiquid securities.

TYPES OF INVESTMENT MANAGEMENT PRACTICES

RESERVE POSITION

The portfolio will hold a certain portion of its assets in cash. Such cash will primarily be invested in money

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------


market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the portfolio may invest without limitation in money market reserves. The effect of taking such a position is that the portfolio may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.


LENDING OF PORTFOLIO SECURITIES
Like other mutual funds, the portfolio may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.

                           HIGH YIELD BOND PORTFOLIO

Under normal market conditions, SM&R seeks to achieve the High Yield Bond Portfolio's investment objectives by investing primarily in a diversified portfolio of medium- and lower-grade domestic corporate debt securities. SM&R also may invest up to 35% of the portfolio's total assets in debt securities of similar quality issued by foreign governments and foreign corporations. Under normal market conditions, SM&R invests primarily in securities rated at the time of purchase BBB or lower by Standard & Poor's ("S&P") or rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or comparably rated short-term securities and unrated securities determined by SM&R to be of comparable quality at the time of purchase. With respect to such investments, the portfolio has not established any limit on the percentage of its total assets which may be invested in securities in any one rating category. Securities rated BB or lower by S&P or rated Ba or lower by Moody's or comparably rated short-term securities and unrated securities of comparable quality are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Securities" below.

SM&R invests in a broad range of debt securities represented by various companies and industries and traded in various markets. SM&R buys and sells securities with a view to seeking a high level of current income and capital appreciation over the long-term. The higher yields for current income and the potential for capital appreciation sought by the portfolio are generally obtainable from securities in the medium- and lower-credit quality range. Such securities tend to offer higher yields than higher-grade securities with the same maturities because the historical conditions of the issuers of such securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt and may include financially troubled companies or companies in default or in restructuring. Such securities often are subordinated to the prior claims of banks and other senior lenders. Lower-grade securities are regarded by the rating agencies as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of S&P and Moody's represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. It should be emphasized however, that ratings are general and are not absolute standards of quality.

SM&R seeks to minimize the risks involved in investing in medium- and lower-grade securities through diversification, careful investment analysis and attention to current developments and trends in the economy and financial and credit markets. In purchasing and selling securities, SM&R evaluates the issuers of such securities based on a number of factors, including but not limited to the issuer's financial resources, its sensitivity to changing economic conditions and trends, its revenues or earnings potential, its operating history, its current borrowing requirements and debt maturities, the quality of its management, regulatory matters and its potential for capital appreciation. SM&R may consider the ratings from S&P and Moody's in evaluating securities but it does not rely primarily on such ratings. SM&R continuously monitors the issuers of debt securities held by the portfolio.


SM&R may invest in preferred stocks, convertible securities, zero coupon securities and payment-in-kind securities. SM&R also may invest up to 5% of the

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------


portfolio's assets in warrants and common stocks. For more information on these types of investments, see "Investment Techniques and Policies" in the Statement of Additional Information.


                        RISKS OF INVESTING IN MEDIUM- OR
                             LOWER-GRADE SECURITIES

Securities which are in the medium- or lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities. However, such medium- or lower-grade securities also generally involve materially greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS OF OWNING SHARES OF A PORTFOLIO WHICH INVESTS IN MEDIUM- OR LOWER-GRADE SECURITIES BEFORE INVESTING IN THE HIGH YIELD BOND PORTFOLIO.

Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- or lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event an issuer of securities held by the portfolio experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the portfolio may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the portfolio's investment relate. Further, the portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the portfolio may be unable to obtain full recovery on such amounts.

A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- or lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- or lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in materially increased volatility in the market price of the medium- or lower-grade securities in the portfolio and thus in the net asset value of the portfolio. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- or lower-grade securities.

SM&R, the portfolio's investment advisor, is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the High Yield Bond Portfolio's portfolio, the ability of SM&R to value the portfolio's securities becomes more difficult and SM&R's judgment may play a greater role in the valuation of the portfolio's securities due to the reduced availability of reliable objective data.

SM&R may invest in securities not producing immediate cash income, including securities in default, zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. SM&R will weigh these concerns against the expected total returns from such instruments.

The portfolio's investments in lower-grade securities may include securities rated D by S&P or C by Moody's (the lowest-grade assigned) and unrated securities of comparable quality. Securities assigned such ratings include those of companies that are in default or are in bankruptcy or reorganization. Securities of such companies are regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in capital appreciation. If the

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. SM&R will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be totally eliminated.

Many medium- and lower-grade debt securities are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the High Yield Bond Portfolio's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the portfolio and may also limit the ability of the portfolio to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the portfolio owns or may acquire illiquid or restricted medium- or lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The portfolio will rely on SM&R's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain medium- or lower-grade issuers may be less extensive than other issuers. In its analysis, SM&R may consider the credit ratings of S&P and Moody's in evaluating securities although SM&R does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the portfolio to dispose of a security. SM&R continuously monitors the issuers of securities held in the portfolio. Additionally, since most foreign debt securities are not rated, the portfolio will invest in such securities based on SM&R's analysis without any guidance from published ratings. Because of the number of investment considerations involved in investing in medium- or lower-grade securities and foreign debt securities, achievement of the portfolio's investment objectives may be more dependent upon SM&R's credit analysis than is the case with investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- or lower-grade securities. SM&R is unable at this time to predict what effect, if any, legislation may have on the market for medium- or lower-grade securities.

Special tax considerations are associated with investing in certain medium- or lower-grade securities, such as zero coupon or pay-in-kind securities. The portfolio accrues income on these securities prior to the receipt of cash payments. The portfolio must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

The percentages of the portfolio's assets invested in securities of various grades may vary from time to time.


                        RISKS OF INVESTING IN SECURITIES
                               OF FOREIGN ISSUERS


SM&R may invest up to 35% of the portfolio's total assets in debt securities of similar quality as the securities described above issued by foreign governments and foreign corporations. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers.

Since the portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, the portfolio will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

portfolio and the accrued income and unrealized appreciation or depreciation of the investments. Changes in foreign currency exchange ratios relative to the U.S. dollar will affect the U.S. dollar value of the portfolio's assets denominated in that currency and the portfolio's yield on such assets. In addition, the portfolio will incur costs in connection with conversions between various currencies.


THE RISKS OF FOREIGN INVESTMENTS SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR PLANNING TO INVEST IN THE HIGH YIELD BOND PORTFOLIO.



                             STRATEGIC TRANSACTIONS


SM&R may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although SM&R seeks to use the practices to further the portfolio's investment objective, no assurance can be given that these practices will achieve this result.

SM&R may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures when SM&R determines that such activities are consistent with the portfolio's investment objectives. Collectively, all of the above are referred to as "Strategic Transactions."

SM&R generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the High Yield Bond Portfolio's portfolio, protect the portfolio's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the portfolio, protect against changes in currency exchange rates, manage the effective maturity or duration of the portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. SM&R may sell options on securities the portfolio owns or has the right to acquire without additional payments in an amount up to 25% of the portfolio's total assets for non-hedging purposes.


Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on SM&R's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require SM&R to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the portfolio can realize on an investment, or may cause the portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the portfolio to deliver or receive a specified currency. Additionally, amounts paid by the portfolio as premium and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the portfolio for investment purposes.



Further information about investment practices that may be used by SM&R and the risk of such practices is contained in the Statement of Additional Information.


                         INTERNATIONAL STOCK PORTFOLIO


In seeking to meet its investment objective, the International Stock Portfolio may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the International Stock Portfolio's investment objective. Under normal conditions, the International Stock Portfolio will invest at least 80% of the portfolio's assets in the equity securities of foreign companies, including multi-

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------


national companies. Such investment will be made primarily by purchasing American Depository Receipts ("ADRs"), but, the International Stock Portfolio may, to a lesser degree, invest directly in U.S. dollar denominated equity securities of foreign companies.


SM&R identifies candidate investments that are believed to offer the best potential for growth at a reasonable price. SM&R's investment selection emphasizes the evaluation of individual investments more than the consideration of broader market and economic trends. In selecting securities, SM&R generally favors companies with one or more of the following characteristics: leading market position, attractive business niche, strong franchise or natural monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, and healthy balance sheet with relatively low debt.

AMERICAN DEPOSITORY RECEIPTS (ADRS). ADRs are U.S. Dollar denominated securities that represent ownership of a specified number of shares of a foreign security. ADRs are issued by domestic U.S. banks, and they are traded in the U.S. on national securities exchanges and over-the-counter. The banks act as custodians of the shares of the foreign stock and collect dividends on the stock, which are either reinvested or distributed by the bank to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, ADR investments do entail the foreign risks associated with international investing.

ADRs may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the ADRs.


ADRs reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the International Stock Portfolio acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.


COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the International Stock Portfolio may purchase preferred stock where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

FIXED INCOME SECURITIES. The International Stock Portfolio may invest in any type of investment-grade security. It may invest up to 5% of its total assets in below investment-grade bonds, commonly referred to as "junk bonds." Such securities would be purchased in companies that meet the investment criteria for the International Stock Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. Junk bond prices can be much more volatile and have a greater risk of default than investment-grade bonds.

HYBRID INVESTMENTS. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero. HYBRIDS CAN

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

HAVE VOLATILE PRICES AND LIMITED LIQUIDITY, AND THEIR USE BY THE INTERNATIONAL STOCK PORTFOLIO MAY NOT BE SUCCESSFUL. The International Stock Portfolio may invest up to 10% of its total assets in hybrid instruments.

PRIVATE PLACEMENTS. These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A of the Securities Act of 1933, others may be illiquid, and their sale may involve substantial delays and additional costs. The International Stock Portfolio has determined that it may invest up to 15% of its net assets in illiquid securities.

WEBS (World Equity Benchmark Shares) are designed to give U.S. investors exposure to specific international equity markets through a diversified portfolio of stocks for each foreign country selected. This type of security represents 17 country-specific series of securities that are listed and traded on the American Stock Exchange. WEBS represent an investment in an optimized portfolio of ordinary foreign shares that seeks to provide investment results that track the price and yield performance of a specific Morgan Stanley Capital International (MSCI) country index. This type of security is not considered to be a derivative security.

WEBS are subject to foreign currency risk since they do not hedge currencies. Additionally, because they are investments in international markets, investment returns may be more volatile than those of the U.S. Market. Furthermore, they involve normal foreign investment risks, such as market fluctuations, due to changes in the economic and political developments in the countries with which they are associated.

"World Equity Benchmark Shares" and "WEBS" are service marks of Morgan Stanley, Dean Witter & Co. "MSCI" and "MSCI Indices" are service marks of Morgan
Stanley & Co. Incorporated.


TYPES OF INVESTMENT MANAGEMENT PRACTICES



FUTURES, OPTIONS AND FORWARDS. SM&R may, but is not required to, use these types of Strategic Transactions to earn income, facilitate portfolio management and mitigate risk. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although SM&R seeks to use the practices to further the portfolio's investment objective, no assurance can be given that these practices will achieve this result.



Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The International Stock Portfolio may buy and sell futures and options contracts for any number of reasons, including; as a way to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and as protection of the value of portfolio securities. The portfolio may purchase, sell or write call and put options on securities, financial indices, and foreign currencies.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on SM&R's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require SM&R to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the portfolio can realize on an investment, or may cause the portfolio to hold a security that it might otherwise sell. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver of receive a specified currency. The use of currency transactions can result in the portfolio incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the portfolio to deliver or receive a specified currency. Additionally, amounts paid by the portfolio as

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------


premium and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the portfolio for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the portfolio's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


AS A MATTER OF POLICY. Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the International Stock Portfolio's net asset value. Options on securities: The total market value of securities against which the Portfolio writes call or put options may not exceed 25% of its total assets. No more than 5% of the Portfolio's total assets will be committed to premiums when purchasing call or put options.

TAX CONSEQUENCE OF HEDGING. Under applicable tax law, the portfolio may be required to limit its gains from hedging in futures and options. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the portfolio and could affect whether dividends paid by the portfolio are classified as capital gains or ordinary income.

DEFENSIVE INVESTING. During unfavorable market conditions, the International Stock Portfolio may invest "defensively," that is, make temporary investments that are not consistent with the portfolio's investment objective and principal strategies. For example, the portfolio may, on a temporary basis, build up cash reserves, invest more assets in bonds or money market instruments, or invest in derivative instruments to protect our investments. If the portfolio takes such defensive measures, the portfolio may not achieve its investment objective.

PRICING OF PORTFOLIO SHARES
GENERAL (HOW SHARES ARE PRICED). SM&R determines each portfolio's offering price once each business day. The offering price equals a portfolio's net asset value.


Each portfolio (other than the Money Market Portfolio) prices investments at their market value when market quotations are readily available. When these quotations are not readily available, portfolios price investments at their fair value, calculated in accordance with procedures adopted by the Fund's Board of Directors. Share prices will not be calculated on the days on which the New York Stock Exchange is closed for trading. For the International Stock Portfolio and the High Yield Bond Portfolio, to the extent that these portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when these portfolios do not price their shares, the net asset value of these portfolios' shares may change on days when you will not be able to purchase or redeem these portfolios' shares.



The Money Market Portfolio values its securities using the amortized cost method, which does not take into account unrealized capital gains or losses. The other portfolios may use the amortized cost method only for valuing debt securities having maturities of 60 days or less.


EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED).
 Calculation of net asset value is made once each business day at the close of the New York Stock Exchange (currently 3:00 p.m. Central Time). SM&R generally bases purchase and redemption orders for each portfolio on the portfolio's net asset value next computed after you submit a request in good order to American National, but only if American National sends us the required information on a timely basis. In unusual circumstances, any portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

PLEASE REFER TO YOUR VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE PRODUCT PROSPECTUS FOR INFORMATION ON HOW TO PURCHASE OR INVEST, AND ON HOW YOU CAN WITHDRAW MONEY AND OBTAIN OTHER BENEFITS FROM YOUR CONTRACT. THOSE PROSPECTUSES DESCRIBE CERTAIN LIMITS AND RESTRICTIONS AND ALL APPLICABLE FEES AND CHARGES, INCLUDING SALES CHARGES AND WITHDRAWAL (SURRENDER) CHARGES.

                       INVESTMENT OBJECTIVES AND POLICIES
   --------------------------------------------------------------------------

TAXES
The tax consequences of your investment depend upon the provisions of the variable annuity or variable life insurance contract through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company separate account that offers your variable annuity or variable life insurance contract.

It is expected that shares of the portfolios will be held by insurance company separate accounts under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gains distributions from a portfolio are not currently taxable to holders of variable annuity and variable life insurance contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

                      THE PORTFOLIOS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------

INVESTMENT ADVISER

The Fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the portfolios' investment adviser, the management of the portfolios' day-to-day business and affairs. In addition, SM&R invests the portfolios' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

SM&R is a wholly-owned subsidiary of American National Insurance Company. SM&R was incorporated in 1964 and has managed mutual fund portfolios since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment portfolios.


The Fund pays SM&R an investment advisory fee, which is calculated separately for each portfolio, as compensation for its services. We deduct an investment advisory fee from the value of the shares each month. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the Government Bond Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value. For the High Yield Bond Portfolio, we calculate the investment advisory fee at the annual rate of .55% of the portfolio's average daily net asset value. For the International Stock Portfolio, we calculate the investment advisory fee at the annual rate of .75% of the portfolio's average daily net asset value. For the Small-Cap/Mid-Cap Portfolio, we calculate the investment advisory fee at the annual rate of 1.25% of the portfolio's average daily net asset value.


ADMINISTRATIVE SERVICES
The Fund pays SM&R an administrative service fee for non-investment related management, executive, administrative, transfer agent, and operational services to the portfolios. Each portfolio is subject to an administrative service fee at the annual rate of 0.25% of the average daily net asset value of the portfolios computed each month.


In its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio, SM&R has agreed to pay (or to reimburse these portfolios for) each portfolio's regular operating expenses in excess of 1.50% per year of the portfolio's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include interest, taxes, commissions, and other expenses incidental to portfolio transactions.


In order to improve the yield and total return, SM&R may from time to time voluntarily waive or reduce all or any portion of any portfolio's advisory fee, administrative fee, and/or expenses. Currently, SM&R has agreed to reimburse:
  - THE GROWTH PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.87% OF AVERAGE DAILY NET ASSETS;
  - THE MONEY MARKET PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.87% OF AVERAGE DAILY NET ASSETS;
  - THE BALANCED PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.90% OF AVERAGE DAILY NET ASSETS; AND

  - THE EQUITY INCOME PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.93% OF AVERAGE DAILY NET ASSETS;


  - THE GOVERNMENT BOND PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.80% OF AVERAGE DAILY NET ASSETS;


  - THE HIGH YIELD BOND PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 0.80% OF AVERAGE DAILY NET ASSETS;


  - THE INTERNATIONAL STOCK PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 1.10% OF AVERAGE DAILY NET ASSETS;


  - THE SMALL-CAP/MID-CAP PORTFOLIO FOR TOTAL OPERATING EXPENSES IN EXCESS OF 1.50% OF AVERAGE DAILY NET ASSETS.



After applicable fee waivers, SM&R received the following compensation from the portfolios named below (as a percentage of average daily net assets) for the year ended December 31, 1999:



PORTFOLIO                        ADVISORY FEE    ADMINISTRATIVE FEE
Growth Portfolio                     0.43%              0.25%
Equity Income Portfolio              0.49%              0.25%
Balanced Portfolio                   0.26%              0.25%
Money Market Portfolio               0.09%              0.25%



Fee waivers applied to the above portfolios reduced the investment advisory fees to levels below the

                      THE PORTFOLIOS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------


specified fee rate of 0.50% of each portfolio's average daily net asset value. SM&R may rescind fee waivers and/or reductions, other than those stated in the Administrative Service Agreements, at any time after May 1, 2001.



The Government Bond Fund, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio were not in existence during the year ended December 31, 1999.


PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the portfolios. While the following individuals are primarily responsible for the day-to-day portfolio management of the portfolios, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with the various portfolio's investment objectives and policies.


GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF
  SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER.
   Mr. Dixon joined SM&R in 1993. Mr. Dixon is the Portfolio Manager for the Government Bond Portfolio and the High Yield Bond Portfolio, and Co-Manager of the International Stock Portfolio, all of which were started in May 2000. He is also Co-Manager of the Growth Portfolio, Equity Income Portfolio and Balanced Portfolio. He is Co-Manager of the SM&R Growth Fund, SM&R Equity Income Fund and SM&R Balanced Fund. In March 2000, he assumed the role of Portfolio Manager of the SM&R Investments, Inc. - SM&R Government Bond Fund and SM&R Tax Free Fund. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A. in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.



JOHN S. MAIDLOW, PORTFOLIO MANAGER.  Mr. Maidlow assumed the role of Portfolio
  Manager of the Money Market Portfolio in March 2000; he had previously served as Assistant Portfolio Manager of the Money Market Portfolio. In March 2000, he assumed the role of Portfolio Manager for the SM&R Investments, Inc. - SM&R Primary Fund and SM&R Money Market Fund; he has previously served as Assistant Portfolio Manager of the SM&R Primary Fund since November 1998 and the SM&R Money Market Fund since it's inception in January 1999. He joined SM&R's staff in 1998 and prior to that time he held positions with American Industries Trust Companies as a trust officer, Texas Department of Insurance and the Texas Department of Banking as an examiner, Landmark Group as Vice President of Investments, MBank as a trust officer and Rotan-Mosle, Inc. and Eppler, Guerin & Turner as an investment broker.



ANNE M. LEMIRE, SR. SECURITIES ANALYST/PORTFOLIO MANAGER.  Ms. LeMire serves as
  Assistant Portfolio Manager of the Government Bond Portfolio and High Yield Bond Portfolio. She assumed the role of Assistant Portfolio Manager of the Money Market Portfolio in March 2000. Ms. LeMire assumed the role of Assistant Portfolio Manager of SM&R Investments, Inc. - SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund, and SM&R Money Market Fund in March 2000. Ms. LeMire began with SM&R in 1990 and held the position of Assistant Vice President and Controller prior to joining the investment staff in February 1999. She holds an accounting degree from the University of Houston and earned the Certified Public Accountant designation in 1990. Before joining SM&R,
  Ms. LeMire held an auditing position at the University of Texas Medical
  Branch.



ANDREW R. DUNCAN, SR. SECURITIES ANALYST/ PORTFOLIO MANAGER.  Mr. Duncan joined
  SM&R's staff in 1997 as Sr. Securities Analyst/Portfolio Manager. Mr. Duncan serves as Portfolio Manager of the Equity Income Portfolio, Balanced Portfolio and

                      THE PORTFOLIOS AND THEIR MANAGEMENT
   --------------------------------------------------------------------------


  International Stock Portfolio. He is also Portfolio Manager of the SM&R Equity Income Fund and SM&R Balanced Fund. He graduated from West Virginia University in 1995 with a BS/BA degree in Finance and from Texas A&M University in 1996 with an MS in Finance.



ANDRE J. HODLEWSKY, SECURITIES ANALYST/PORTFOLIO MANAGER.  Mr. Hodlewsky joined
  SM&R in 1998 as Securities Analyst. Mr. Hodlewsky serves as Portfolio Manager of the Growth Portfolio and Small-Cap/ Mid-Cap Portfolio. He also serves as Portfolio Manager of the SM&R Growth Fund. He graduated from the University of Wisconsin in 1990 with a BA in Graphic Design and Industrial Design and from the University of Wisconsin in 1999 with an MBA in Marketing and Finance. Prior to joining SM&R's staff, he held a position at Rockwell from 1995 to 1997 in their Internet and Multi-Media Design Group and Mandel Company in Milwaukee, Wisconsin, from 1993 to 1995 in the Prepress Technology Division.



EDWARD R. MOORE, PORTFOLIO MANAGER.  Mr. Moore joined SM&R in May, 2000 as a
  Portfolio Manager of the Small-Cap/Mid-Cap Portfolio. Mr. Moore graduated from the University of the South in Sewanee, Tennessee with Honors in English in 1961. After serving in the armed forces, Mr. Moore graduated from the University of Virginia School of Law in 1966. Following graduation, Mr. Moore became a member of the Georgia Bar and practiced law with a large Atlanta law firm for two years before entering the securities business in 1968 as a retail stock broker with Eastman, Dillon, Union Securities and Company. Mr. Moore joined Clark, Dodge & Company in 1972 in order to enter the institutional equity side of the securities business. Kidder, Peabody & Company purchased Clark, Dodge & Company in 1974, and Mr. Moore continued his role in the institutional equity business as a vice-president of Kidder, Peabody & Company until General Electric sold Kidder, Peabody in 1994. Before the purchase of Kidder, Peabody & Company by General Electric, Mr. Moore had been a stockholder in Kidder, Peabody & Company. Mr. Moore has been managing his personal investments on a full time basis since the closure of Kidder, Peabody & Company in late 1994. Mr. Moore has been a general partner of Rutledge Partners since 1996.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

The condensed financial information on the following pages reflects all of the fees and expenses imposed by each of the named portfolios which contributed to the changes in the share price during the period. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years or less, if the portfolio is not five years old. However, this data does not reflect the fees and charges deducted by American National under your variable annuity or variable life insurance contract.


On a per share basis, the condensed financial information includes as appropriate

    - share price at the beginning of the period
    - investment income and capital gains or losses
    - distributions of income and capital gains paid to shareholders
    - share price at the end of the period

The condensed financial information also includes some key statistics for the period as appropriate


    - Total Return -- the overall percentage of return of the portfolio assuming the reinvestment of all distributions

    - Expense Ratio -- operating expenses as a percentage of average net assets
    - Net Income Ratio -- net investment income as a percentage of average net assets
    - Portfolio Turnover -- the percentage of the funds' buying and selling activity

The Financial Highlights have been audited by the Fund's independent auditors, Tait, Weller & Baker. Their Independent Auditor's Report is included in the Fund's annual report for the year ended December 31, 1999, which is incorporated by reference into the Statement of Additional Information and is available upon request.

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

GROWTH PORTFOLIO

The following financial highlights table is intended to help you understand the Growth Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1999, 1998 and 1997. Their report, along with the Growth Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Portfolio's former independent auditors.

--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                                  1999            1998            1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $ 1.81          $ 1.60          $ 1.45
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                              0.02            0.02            0.03
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities              0.25            0.27            0.27
------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.27            0.29            0.30
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                              (0.02)          (0.02)          (0.03)
------------------------------------------------------------------------------------------------------------
Distributions from Capital Gains                                     --           (0.06)          (0.12)
------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.02)          (0.08)          (0.15)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $ 2.06          $ 1.81          $ 1.60
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      14.99%          18.62%          20.72%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                         $20,277         $15,702         $11,127
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements        0.87%           0.87%           0.87%
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                     0.94%           1.01%           1.09%
------------------------------------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets                          1.06%           1.00%           1.69%
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           20.96%          25.75%          45.37%
------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   1996            1995
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $ 1.27          $ 1.04
                                                                  ======          ======
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.02            0.02
------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities               0.21            0.27
------------------------------------------------------------
Total from investment operations                                    0.23            0.29
------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                               (0.02)          (0.02)
------------------------------------------------------------
Distributions from Capital Gains                                   (0.03)          (0.04)
------------------------------------------------------------
Total distributions                                                (0.05)          (0.06)
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $ 1.45          $ 1.27
                                                                  ======          ======
------------------------------------------------------------
TOTAL RETURN                                                       17.98%          28.50%
------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                           $7,278          $4,781
------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements         0.87%           0.87%
------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                      1.25%           1.32%
------------------------------------------------------------
Ratio of Net Income to Average Net Assets                           1.84%           1.99%
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            21.24%          42.06%
------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO

The following financial highlights table is intended to help you understand the Equity Income Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1999, 1998 and 1997. Their report, along with the Equity Income Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Portfolio's former independent auditors.

--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                                  1999            1998            1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $ 1.75          $ 1.56          $ 1.37
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                              0.03            0.02            0.03
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities              0.26            0.22            0.28
------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.29            0.24            0.31
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                              (0.03)          (0.02)          (0.03)
------------------------------------------------------------------------------------------------------------
Distributions from Capital Gains                                  (0.17)          (0.03)          (0.09)
------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.20)          (0.05)          (0.12)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $ 1.84          $ 1.75          $ 1.56
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                      17.09%          15.85%          22.41%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                         $19,874         $15,051          $9,783
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements        0.93%           0.93%           0.93%
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                     0.94%           0.99%           1.10%
------------------------------------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets                          1.49%           1.44%           1.91%
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           16.42%          24.83%          35.08%
------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   1996            1995
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $ 1.21          $ 1.00
                                                                  ======          ======
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.03            0.03
------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities               0.19            0.24
------------------------------------------------------------
Total from investment operations                                    0.22            0.27
------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                               (0.03)          (0.03)
------------------------------------------------------------
Distributions from Capital Gains                                   (0.03)          (0.03)
------------------------------------------------------------
Total distributions                                                (0.06)          (0.06)
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $ 1.37          $ 1.21
                                                                  ======          ======
------------------------------------------------------------
TOTAL RETURN                                                       17.69%          27.19%
------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                           $6,273          $4,028
------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements         0.93%           0.93%
------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                      1.14%           1.26%
------------------------------------------------------------
Ratio of Net Income to Average Net Assets                           2.29%           2.57%
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            20.79%          30.87%
------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

BALANCED PORTFOLIO

The following financial highlights table is intended to help you understand the Balanced Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Balanced Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1999, 1998 and 1997. Their report, along with the Balanced Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Portfolio's former independent auditors.

--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                                  1999            1998            1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $ 1.54          $ 1.39          $ 1.27
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                              0.04            0.04            0.04
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities              0.08            0.19            0.20
------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.12            0.23            0.24
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                              (0.04)          (0.04)          (0.05)
------------------------------------------------------------------------------------------------------------
Distributions from Capital Gains                                  (0.10)          (0.04)          (0.07)
------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.14)          (0.08)          (0.12)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $ 1.52          $ 1.54          $ 1.39
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       8.00%          16.58%          18.80%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                          $9,563          $7,827          $5,595
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements        0.90%           0.90%           0.90%
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                     1.14%           1.24%           1.30%
------------------------------------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets                          2.89%           2.79%           3.43%
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                           31.53%          14.14%          23.02%
------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   1996            1995
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $ 1.18          $ 0.99
                                                                  ======          ======
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.04            0.04
------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities               0.10            0.19
------------------------------------------------------------
Total from investment operations                                    0.14            0.23
------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                               (0.04)          (0.04)
------------------------------------------------------------
Distributions from Capital Gains                                   (0.01)             --
------------------------------------------------------------
Total distributions                                                (0.05)          (0.04)
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $ 1.27          $ 1.18
                                                                  ======          ======
------------------------------------------------------------
TOTAL RETURN                                                       12.23%          22.80%
------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                           $4,281          $3,399
------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements         0.90%           0.90%
------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                      1.48%           1.37%
------------------------------------------------------------
Ratio of Net Income to Average Net Assets                           3.25%           3.19%
------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                            16.71%          15.97%
------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
   --------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

The following financial highlights table is intended to help you understand the Money Market Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Money Market Portfolio share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Money Market Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker for the years ended December 31, 1999, 1998 and 1997. Their report, along with the Money Market Portfolio's financial statements, are included in the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Money Market Portfolio's former independent auditors.

--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------
                                                                  1999            1998            1997
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                               $ 1.00          $ 1.00          $ 1.00
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                              0.04            0.05            0.05
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities                --
------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.04            0.05            0.05
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                              (0.04)          (0.05)          (0.05)
------------------------------------------------------------------------------------------------------------
Distributions from Capital Gains                                     --              --              --
------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.04)          (0.05)          (0.05)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                     $ 1.00          $ 1.00          $ 1.00
                                                                 ======          ======          ======
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       4.26%           4.65%           4.78%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                          $6,677          $4,354          $2,821
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements        0.87%           0.87%           0.87%
------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                     1.28%           1.37%           1.23%
------------------------------------------------------------------------------------------------------------
Ratio of Net Income to Average Net Assets                          4.20%           4.55%           4.62%
------------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                   1996            1995
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $ 1.00          $ 1.00
                                                                  ======          ======
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                               0.08            0.05
------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Securities
------------------------------------------------------------
Total from investment operations                                    0.08            0.05
------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                               (0.08)          (0.05)
------------------------------------------------------------
Distributions from Capital Gains                                      --              --
------------------------------------------------------------
Total distributions                                                (0.08)          (0.05)
------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $ 1.00          $ 1.00
                                                                  ======          ======
------------------------------------------------------------
TOTAL RETURN                                                        4.61%           5.11%
------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF YEAR (000'S OMITTED)                           $2,532          $2,398
------------------------------------------------------------
Ratio of Expenses to Average Net Assets with reimbursements         0.87%           0.87%
------------------------------------------------------------
Ratio of Expenses to Average Net Assets without
reimbursements                                                      1.22%           1.21%
------------------------------------------------------------
Ratio of Net Income to Average Net Assets                           4.51%           5.03%
------------------------------------------------------------


The Government Bond Portfolio, Small Cap Portfolio, High Yield Bond Portfolio and International Stock Portfolio were not in existence at December 31, 1999.

                  PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

   --------------------------------------------------------------------------

AMERICAN NATIONAL GROWTH PORTFOLIO


In 1999, the U.S. economy exhibited steady growth, benign inflation, a Federal budget surplus, as well as increases in employment and real incomes. In addition to these upbeat indicators, many businesses experienced another year of increased earnings and the stock market ended another year with double digit increases. However, unlike 1998, when the Fed decreased interest rates 50 basis points, in 1999 the Fed increased interest rates by 75 basis points to address liquidity issues and to head off any manifestations of inflation. 1999 also saw the resurgence of the Japanese economy (the Nikkei was up 124%) as well as most emerging markets.



The markets were volatile again in 1999, however, we did not witness another broad market correction such as the one that struck in October of 1998. The S&P 500 notched a fifth consecutive double digit gain in 1999 finishing the year up 21.03%. The NASDAQ index broke every record imaginable on its way to an 85.6% finish and the Russell 2000 notched its best return in nearly two years finishing up 19.6%. The real story in the market, however, was the NASDAQ index. In the last three months of 1999 technology stocks set a torrid pace. From October 18 through December 31, the NASDAQ tacked on 1380 points, going from 2689.15 to 4069.13. The market for 1999 can best be summed up as: Technology, Technology, and Technology. The reason the Technology sector took top honors for performance can be summed up as: Earnings, Earnings, and Earnings. No other sector could boast such high quality earnings and solid fundamentals (Internet stocks excepted). The main reason behind the eye-popping performance of the technology sector is the build-out of the Internet. One could make a case that there are no technology companies that are not involved with the Internet in some fashion. We still believe the best way to play the Internet is to invest in those companies that are building the infrastructure of the Internet or whose products are an integral component in other company's Internet infrastructure products. With that said, we cast a wary eye towards the consumer focused internet sector while at the same time we are watching with interest any company focused on business-to-business e-commerce, telecommunications, telecommunications semiconductors (IC's), broadband, network storage, and other similar undercurrents.



The American National Growth Portfolio was able to post a 14.99% return (after expenses) in 1999. Sectors that contributed to the performance were Utilities, Transportation, and Energy. The Portfolio is well diversified across all sectors and overweights sectors by no more than twice the S&P 500 sector weights and underweights by no more than half the S&P 500 sector weights.



Although the Y2K problem initially appears to have been more hype than an actual problem, the real tests are still to come. January 30, 2000 represents the first real data crunching test of the year for business. Going forward, the end of each month and the end of each quarter represent potential data crunching problems for business primarily because this time the exercise will be live and not some sort of rigged test or experiment. The media misled the public and even some businesses into thinking that the real problems would occur exactly at midnight on December 31 when in actuality, the real threat would be present throughout the year. We will continue to monitor the situation carefully but don't expect any major developments.



We continue to seek out undervalued companies undergoing positive changes in fundamentals and selling those issues that have hit their price targets or whose fundamentals do not warrant inclusion in our portfolio. Within the Technology sector we seek to identify those companies that possess a unique advantage within their niche or are considered to be the leader within their sub-sector. These processes have served the Portfolio well over the last several years and should continue to do so going forward. Areas of the market that we will be watching closely in 2000 will be Healthcare, Financials, Capital Goods, Consumer Cyclicals, Technology, Telecommunications, and Utilities.

                  PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN ANIA GROWTH
PORTFOLIO, LIPPER ANALYTICAL GROWTH FUND INDEX AND THE S&P 500
                                                                    LIPPER GROWTH FUND INDEX  S&P 500  ANIA GROWTH PORTFOLIO
3/1/91                                                                               $10,000  $10,000                $10,000
12/31/91                                                                             $11,896  $11,663                $11,374
12/31/92                                                                             $12,804  $12,551                $11,053
12/31/93                                                                             $14,336  $13,813                $11,838
12/31/94                                                                             $14,112  $13,995                $12,656
12/31/95                                                                             $18,720  $19,248                $16,264
12/31/96                                                                             $22,002  $23,664                $19,188
12/31/97                                                                             $28,170  $31,556                $23,164
12/31/98                                                                             $35,408  $40,582                $27,478
12/31/99                                                                             $53,436  $49,117                $31,595
AVERAGE ANNUAL RETURN
FROM INCEPTION                                                                        13.90%
5 YEAR                                                                                20.08%
1 YEAR                                                                                14.99%
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
WILL FLUCTUATE AND INVESTMENTS, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST


       THE GROWTH PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MARCH 1, 1991.

                  PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

   --------------------------------------------------------------------------

AMERICAN NATIONAL MANAGED PORTFOLIO


The American National Managed Portfolio's objective is to provide current income, along with an opportunity for increased share price over time. The Portfolio is guided by a strategy of investing in primarily the stocks of well-established companies with records of consistent and increasing dividend payments. In 1999, the Portfolio produced a return of 17.09% (after expenses.) The Portfolio has continued to surpass the goal of maintaining a dividend yield at least 50% greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the Portfolio is 2.0% versus 1.2% for the S&P 500.



The Portfolio's performance suffered from its position in financial services whose poor performance is a result of interest rates rising throughout 1999. We feel this is a short-term phenomenon and have strong convictions regarding the outlook for financial companies going forward--particularly the financial conglomerates, which offer a variety of services to consumers. The financial sector is also where investors can locate strong dividend yielding stocks. As such, the financial sector currently encompasses nearly one fifth of the Portfolio's holdings.



As 1999 wound down, it was clear to all market watchers that technology was the place to be invested. A large technology sector exposure was the primary performance driver. While we have concerns regarding what appears to be a "speculative bubble" in technology investing, we are looking to slightly increase our technology exposure in the Portfolio when and if we see a pullback in the lofty levels this sector is currently exhibiting. While we will not deviate from our value style, nor our conservative philosophy, we believe we can afford to take on incremental levels of risk going forward as we have a strong enough portfolio yield to allow for some diversification into non-dividend paying stocks. We can assure you, though, that we will not follow in the footsteps of our competitors and raise our technology weighting to greater than the market, nor even a market weighting, as many of our so-called managed (equity income) portfolio competitors have done.



Going forward, we believe the market will remain in a relatively flat trading range over the next several quarters as the economic fundamentals which drive the equity markets harbor neither terribly worrisome nor exuberant information. We maintain a cautious tilt, however, as the market appears clearly overvalued by most historical measures. We believe inflation will tick upwards for the year 2000, and at a quicker rate than forecast by the Federal Reserve. The reasoning behind our forecast is that productivity can only offset wage inflation for so long. Currently, wage inflation, as measured by the Employment Cost Index, is growing at a faster rate than CPI. However, productivity is growing at the same rate as wages. There is nothing inflationary about wages growing as fast as productivity. We feel productivity will taper off after several quarters of strong showings and wage inflation will reveal itself in the CPI numbers. We also feel GDP growth will slow to around 3% and CPI will increase to around 3% in early 2000 as productivity slows.



Under our forecast environment, technology shares will likely come down off their recent highs, as investors will begin to doubt the growth assumptions underlying their lofty valuations. When this occurs, these same investors will likely seek solace in the shares of companies with stable, predictable earnings growth combined with the safety of dividends, such as energy, financials and consumer staples--all core sectors for the American National Managed Portfolio.

                  PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS

   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
ANIA MANAGED PORTFOLIO, LIPPER EQUITY INCOME FUND INDEX,
AND S&P 500
                                                          LIPPER EQUITY INCOME FUND INDEX  S&P 500  ANIA MANAGED PORTFOLIO
March 1, 1991                                                                     $10,000  $10,000                 $10,000
Dec. 31, 1991                                                                     $11,574  $11,663                 $11,264
Dec. 31, 1992                                                                     $12,702  $12,551                 $10,921
Dec. 31, 1993                                                                     $14,588  $13,813                 $12,119
Dec. 31, 1994                                                                     $14,454  $13,995                 $12,283
Dec. 31, 1995                                                                     $18,766  $19,248                 $15,623
Dec. 31, 1996                                                                     $22,138  $23,664                 $18,386
Dec. 31, 1997                                                                     $28,150  $31,556                 $22,505
Dec. 31, 1998                                                                     $31,466  $40,582                 $26,073
Dec. 31, 1999                                                                     $32,788  $49,117                 $30,529
AVERAGE ANNUAL RETURN
FROM INCEPTION                                                                     13.46%
5 YEAR                                                                             19.97%
1 YEAR                                                                             17.09%
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
WILL FLUCTUATE AND INVESTMENTS, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST


       THE MANAGED PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MARCH 1, 1991.

                  PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
   --------------------------------------------------------------------------

AMERICAN NATIONAL BALANCED PORTFOLIO


The American National Balanced Portfolio strives to maintain the objective of providing reasonable current income and share price appreciation, while protecting the initial investment. The Portfolio's investment strategy is to use a balanced approach by investing in a combination of the high-yielding stock of well-known companies, as well as bonds and money market instruments. Throughout 1999, the Portfolio's conservative blend of about 50% stocks, 30% bonds and 20% money market instruments has served the Portfolio well. The equity portion of the Portfolio produced a total return (capital appreciation and dividend income) of approximately 20% while the bond portion of the Portfolio returned approximately (2.0)%. Combined, the Portfolio produced a total return of 8.00% during 1999 (after expenses).



Within the Portfolio, we continued our fixed income strategy of structuring maturities at the mid-term to long end of the yield curve. Within the equity portion of the Portfolio, we utilize the same conservative and defensive stock selection disciplines used in the American National Managed and Growth Portfolios. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During 1999, we noted particular strength from our equity holdings in the technology and energy sectors. The Portfolio benefited from the nearly market weight of technology companies relative to the S&P 500. While this may appear to contradict our philosophy of conservative stewardship, we feel the balanced stock/bond approach allows us a little more latitude in sector allocation versus say, the Managed Portfolio. In other words, the stability of the fixed income portion allows us to increase the risk on the equity portion. Feel secure in knowing, however, that the Portfolio will not go to excesses seen by other Portfolios this year. We do not feel a market weight in technology projected unnecessary risk into the Portfolio and it provided for strong overall Portfolio performance during a year in which fixed income investing produced a negative return.



Balanced Portfolio investors were rewarded again in 1999 by their investment in the Portfolio with a solid return buoyed by the stock market. Although the Portfolio has not produced the spectacular returns witnessed by some equity funds over the last year or two, we have achieved our goal of providing consistently positive performance in the strong up market and believe the Portfolio is well positioned should equity markets turn downward. The conservative and low risk balanced approach has enabled SM&R to provide upside potential while protecting the downside via this uniquely positioned Portfolio.



Going forward, we believe the market will remain in a relatively flat trading range over the next several quarters as the economic fundamentals which drive the equity markets harbor neither terribly worrisome nor exuberant information. We maintain a cautious tilt however, as the market appears clearly overvalued by most historical measures. We believe inflation will tick upwards for the year 2000, and at a quicker rate than forecast by the Federal Reserve. The reasoning behind our forecast is that productivity can only offset wage inflation for so long. Currently wage inflation, as measured by the Employment Cost Index, is growing at a faster rate than CPI. However, productivity is growing at the same rate as wages. There is nothing inflationary about wages growing as fast as productivity. We feel productivity will taper off after several quarters of strong showings and wage inflation will reveal itself in the CPI numbers. We feel GDP growth will slow to around 3% and CPI will increase to around 3% in early 2000 as productivity slows.



Under our forecast environment, technology shares will likely come down off their recent highs, as investors will begin to doubt the growth assumptions underlying their lofty valuations. When this occurs, these same investors will likely seek solace in the shares of companies with stable, predictable earnings growth combined with the safety of dividends, such as energy, healthcare, and consumer staples--all core sectors for the American National Balanced Portfolio. This should provide upside for the equity portion of the Portfolio, while the fixed income portion protects the overall portfolio value from sustained market corrections.

                  PORTFOLIO MANAGER'S DISCUSSION AND ANALYSIS
   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN ANIA BALANCED PORTFOLIO, LEHMAN INTERMEDIATE
GOVERNMENT/CORP. INDEX, LIPPER BALANCED FUND INDEX,
AND THE S&P 500
                                                        LEHMAN INTERMEDIATE  LIPPER BALANCED           ANIA BALANCED
                                                         GOV'T/CORP. INDEX*     FUND INDEX**  S&P 500      PORTFOLIO
3/1/91                                                              $10,000          $10,000  $10,000        $10,000
12/31/91                                                            $11,257          $11,620  $11,663        $11,512
12/31/92                                                            $12,065          $12,487  $12,551        $11,308
12/31/93                                                            $13,125          $13,980  $13,813        $11,826
12/31/94                                                            $12,871          $13,694  $13,995        $11,845
12/31/95                                                            $14,845          $17,102  $19,248        $14,545
12/31/96                                                            $15,446          $19,334  $23,664        $16,324
12/31/97                                                            $16,661          $23,258  $31,556        $19,393
12/31/98                                                            $18,066          $26,767  $40,582        $22,608
12/31/99                                                            $18,138          $29,172  $49,117        $24,460
AVERAGE ANNUAL RETURN
FROM INCEPTION                                                       10.65%
5 YEAR                                                               15.61%
1 YEAR                                                                8.00%
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
WILL FLUCTUATE AND INVESTMENTS, WHEN REDEEMED,
MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST


       THE BALANCED PORTFOLIO'S PERFORMANCE FIGURES ARE HISTORICAL AND REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AND CHANGES IN NET ASSET VALUE. IT REFLECTS ALL PORTFOLIO EXPENSES BUT NOT CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT. THE PORTFOLIO BEGAN OPERATIONS ON MARCH 1, 1991.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

BOND RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:
AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND
(BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:
Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

DESCRIPTION OF FITCH IBCA BOND RATINGS:
AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

COMMERCIAL PAPER RATINGS
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST COMMERCIAL PAPER
RATINGS:
PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
       - Leading market positions in well-established industries.
       - High rates of return on funds employed.
       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH IBCA SHORT-TERM DEBT RATINGS (INCLUDES COMMERCIAL PAPER):
F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "v" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

DESCRIPTION OF DUFF & PHELP'S HIGHEST COMMERCIAL RATINGS:

HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

DESCRIPTION OF THOMSON BANKWATCH, INC.'S TWO HIGHEST COMMERCIAL RATINGS:
TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.
      +-

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

PREFERRED STOCK RATING
DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:
AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                    APPENDIX
                 (DESCRIPTION OF RATINGS USED IN PROSPECTUSES)
--------------------------------------------------------------------------------

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,
CCC Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:
aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "'a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                   FOR MORE INFORMATION ABOUT THE PORTFOLIOS
   --------------------------------------------------------------------------

The following documents contain more information about the portfolios and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI).
The SAI contains additional information about all aspects of the portfolios. A current SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

ANNUAL AND SEMI-ANNUAL REPORTS.
The portfolios' annual and semi-annual reports provide additional information about the portfolios' investments. The annual report for the fiscal year ended December 31, 1999 contains a discussion of the market conditions and investment strategies that significantly affected each portfolio's performance during the last fiscal year.
 REQUESTING DOCUMENTS.
 You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the portfolios either by contacting your broker or by contacting the portfolios at:


 AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
 P.O. BOX 58969
 HOUSTON, TEXAS 77258-8969
 TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
            1-281-334-2469 (COLLECT)


You can review and copy information about the portfolios, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the portfolios also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

GROWTH PORTFOLIO

EQUITY INCOME PORTFOLIO

BALANCED PORTFOLIO

MONEY MARKET PORTFOLIO

GOVERNMENT BOND PORTFOLIO

SMALL-CAP/MID-CAP PORTFOLIO

HIGH YIELD BOND PORTFOLIO


INTERNATIONAL STOCK PORTFOLIO


                                          Investment Company
                                          File No. 811-06155

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2000

                  AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.


                                              AMERICAN NATIONAL GROWTH PORTFOLIO
                                       AMERICAN NATIONAL EQUITY INCOME PORTFOLIO
                                            AMERICAN NATIONAL BALANCED PORTFOLIO
                                        AMERICAN NATIONAL MONEY MARKET PORTFOLIO
                                     AMERICAN NATIONAL GOVERNMENT BOND PORTFOLIO
                                             AMERICAN NATIONAL SMALL-CAP/MID-CAP
                                                                       PORTFOLIO
                                     AMERICAN NATIONAL HIGH YIELD BOND PORTFOLIO
                                           AMERICAN NATIONAL INTERNATIONAL STOCK
                                                                       PORTFOLIO



2450 South Shore Boulevard, Suite 400
League City, Texas 77573
1-800-231-4639
Toll Free 1-800-526-8346


    This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus dated May 1, 2000 (the "Prospectus"). A copy of the Prospectus is available without charge upon written request to American National Investment Accounts, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, or by phoning 281-334-2469 or (Toll Free) 800-231-4639. Terms not defined herein have the same meaning as given to them in the Prospectus.

    Shares of American National Investment Accounts, Inc. (the "Fund") are currently sold only to separate accounts (the "Separate Accounts") of American National Insurance Company ("American National") to fund benefits under variable life insurance policies and variable annuity contracts (all of such insurance policies and variable annuity contracts are referred to as the "Contract" or "Contracts") issued by American National. The Separate Accounts invest in shares of the Fund through subaccounts that correspond to each of the portfolios. The Separate Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts. Securities Management and Research, Inc. ("SM&R") is the investment adviser for the Fund.


    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and/or the Prospectus, and if given or made, such information or representations must not be relied upon as having been authorized by the Fund. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS


                                                                  PAGE
                                                              --------
THE FUND....................................................         1
INVESTMENT OBJECTIVES AND POLICIES..........................         2
    FUNDAMENTAL INVESTMENT LIMITATIONS......................         2
NON-FUNDAMENTAL OPERATING POLICIES..........................         3
INVESTMENT TECHNIQUES.......................................         4
    U. S. TREASURY SECURITIES...............................         4
    U.S. GOVERNMENT OBLIGATIONS.............................         4
    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS.............         5
    INFLATION INDEXED BONDS.................................         6
    COLLATERALIZED MORTGAGE OBLIGATIONS.....................         6
    MORTGAGE PASS-THROUGH SECURITIES........................         8
    OTHER ASSET-BACKED SECURITIES...........................         8
    REPURCHASE AGREEMENTS...................................         8
    REVERSE REPURCHASE AGREEMENTS...........................         9
    RATINGS.................................................        10
    LENDING OF SECURITIES...................................        10
    WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS...........        10
    FOREIGN DEBT SECURITIES.................................        11
    FOREIGN CURRENCY TRANSACTIONS...........................        12
    ILLIQUID SECURITIES.....................................        12
    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER.......        12
    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES.........        13
    MONEY MARKET PORTFOLIO INVESTMENTS......................        13
    INVESTMENTS IN OTHER INVESTMENT COMPANIES...............        14
    CONVERTIBLE SECURITIES..................................        15
    WARRANTS................................................        16
STRATEGIC TRANSACTIONS......................................        16
PORTFOLIO TURNOVER..........................................        26
MANAGEMENT OF THE FUND......................................        27
    OFFICERS AND DIRECTORS OF THE FUND......................        27
REMUNERATION OF DIRECTORS...................................        32
POLICY REGARDING PERSONAL INVESTING.........................        32
    PERSONAL INVESTING BY PORTFOLIO MANAGERS................        32
    PERSONAL INVESTING BY OTHER SM&R OFFICERS AND
      EMPLOYEES.............................................        33
INVESTMENT ADVISORY AND OTHER SERVICES......................        33
    CONTROL AND MANAGEMENT OF SM&R..........................        33
    INVESTMENT ADVISORY AGREEMENT...........................        35
    ADVISORY FEES PAID......................................        36
    ADMINISTRATIVE SERVICE AGREEMENT........................        36
    EXPENSES BORNE BY THE PORTFOLIOS........................        37

                                                                  PAGE
                                                              --------
UNDERWRITER.................................................        38
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.............        39
FUND SHARES.................................................        40
    CAPITAL STOCK...........................................        40
    VOTING RIGHTS...........................................        42
PURCHASE, REDEMPTION AND PRICING OF SHARES..................        42
    PURCHASING AND REDEEMING SHARES.........................        42
    DETERMINATION OF NET ASSET VALUE........................        42
    MONEY MARKET PORTFOLIO..................................        43
    GROWTH, BALANCED, EQUITY INCOME, GOVERNMENT BOND,
      SMALL-CAP/MID-CAP, INTERNATIONAL STOCK AND HIGH YIELD
      BOND PORTFOLIOS.......................................        44
TAX STATUS..................................................        44
    SUBCHAPTER M............................................        44
    SECTION 817(h)..........................................        45
CUSTODIAN...................................................        46
TRANSFER AGENT AND DIVIDEND PAYING AGENT....................        46
COUNSEL AND AUDITORS........................................        46
FINANCIAL STATEMENTS........................................        46
PERFORMANCE AND ADVERTISING DATA............................        46
    MONEY MARKET PORTFOLIO--YIELD...........................        47
    TOTAL RETURN............................................        48

                                    THE FUND

    American National Investment Accounts, Inc. (the "Fund") provides a range of investment alternatives through its eight separate portfolios (each a "Portfolio"; collectively, the "Portfolios"). It currently offers the following portfolios:

    - GROWTH PORTFOLIO


    - EQUITY INCOME PORTFOLIO


    - BALANCED PORTFOLIO


    - MONEY MARKET PORTFOLIO


    - GOVERNMENT BOND PORTFOLIO

    - SMALL-CAP/MID-CAP PORTFOLIO


    - HIGH YIELD BOND PORTFOLIO


    - INTERNATIONAL STOCK PORTFOLIO

    Each Portfolio is in effect a separate mutual fund. A separate class of capital stock is issued for each Portfolio.

    The Fund was incorporated under the laws of the State of Maryland on March 14, 1988. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as a diversified, open-end management investment company commonly known as a "mutual fund". A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. The Fund is an open-end investment company because it generally must redeem an investor's shares upon request. The Fund is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Fund's management or investment policies or practices.

                       INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectus under "Investment Objectives and Policies," each Portfolio has its own investment objective and follows policies and techniques designed to achieve that objective.

FUNDAMENTAL INVESTMENT LIMITATIONS

    Each Portfolio's investment objective and the following fundamental investment limitations cannot be changed in any material way without the approval of a majority of the Fund's shares. For these purposes, a "majority" means the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund.

    DIVERSIFICATION. With respect to 75% of each Portfolio's total assets, each such Portfolio may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of each Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by each Portfolio.

    INDUSTRY CONCENTRATION. Each Portfolio may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    BORROWING. Each Portfolio may not borrow money, except (a) each Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) each Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) each Portfolio may purchase securities on margin to the extent permitted by applicable law, and (e) each Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financing.

    LOANS. Each Portfolio may not make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

    UNDERWRITING. Each Portfolio may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Portfolio may be deemed to be an underwriting.

    REAL ESTATE. Each Portfolio may not purchase, hold or deal in real estate, although each Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by each Portfolio as a result of the ownership of securities.

    COMMODITIES. Each Portfolio may not invest in commodities or commodity contracts, except that each Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    SENIOR SECURITIES. Each Portfolio may not issue senior securities to the extent such issuance would violate applicable law.

    The above mentioned investment limitations are considered at the time investment securities are purchased.

                       NON-FUNDAMENTAL OPERATING POLICIES

    In addition to the fundamental investment limitations and the operating policies, or non-fundamental investment restrictions, described elsewhere in this Statement of Additional Information and in the Prospectus, each Portfolio has the operating policies described below. These operating policies can be changed by the Board of Directors without approval from the shareholders. Each Portfolio will not:

    1. Purchase additional securities when outstanding borrowing by the Portfolio exceeds 5% of the Portfolio's total assets.

    2.  Invest in companies for the purpose of exercising management or control.

    3. Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such futures or options would exceed 5% of the Portfolio's net asset value.

    4. Purchase securities of other investment companies or portfolios or series of such companies except (i) in compliance with the 1940 Act, or
        (ii) for shares of the Money Market Portfolio in accordance with any SEC orders or exemptions permitting such purchases.

    5. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with borrowing specifically permitted under the fundamental investment limitations. In no event shall any such mortgaging, pledging or hypothecating exceed 33 1/3% of the Portfolio's total assets at the time of borrowing.

    6. Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs.


    7. Invest in puts, calls, straddles, spreads, or any combination thereof, except currency, interest rate, and financial instrument contracts.

    8.  Engage in the strategy of short sales of securities.


    9. Invest more than 5% of the value of the Portfolio's total assets in securities of companies having a record of less than three years continuous operations.

    10. Purchase or retain securities of an issuer if any officer or director of the Company or of its investment advisor individually owns more than one-half of one percent (0.5%) of the securities of that issuer or if such officers and directors of the Company and of its investment advisor together own more than 5% of the securities of that issuer.

    11. Purchase securities on margin, except as permitted by applicable law and in accordance with the Portfolio's fundamental investment limitations on borrowing.

    12. Invest in variable amount master demand notes.


    13. Engage in arbitrage.



    14. Purchase any security which is an "illiquid security" if more than 15% (10% for the Money Market Portfolio) of the net assets of the Series taken at market value would be invested in such securities.


                             INVESTMENT TECHNIQUES

    U.S. TREASURY SECURITIES. Each Portfolio may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

    U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in direct or implied debt obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Such obligations include, but are not limited to, Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Farmers Home Administration, the Export-Import Bank, the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), the United States Postal Service, the Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, and Federal Land Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities.

    In the case of U.S. Government Obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

    The Portfolios will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. Government only when, in its opinion, the credit risk is minimal. Except in the case of the Money Market Portfolio, the Portfolios do not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Portfolio's liquidity on a short-term basis during adverse and unusual market conditions.


    MORTGAGE-BACKED U.S. GOVERNMENT OBLIGATIONS. The Government Bond Portfolio and Balanced Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interest in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages.



    The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Government Bond and Balanced Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgages at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by SM&R on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Government Bond Portfolio and Balanced Portfolio reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Government Bond and Balanced Portfolios ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Government Bond and Balanced Portfolios at a premium would result in capital losses.


    INFLATION INDEXED BONDS. The Government Bond Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

    If the periodic adjustment rate measuring inflation falls, the principal value of inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

    The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although such a market is expected to develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility the portfolio may be forced to liquidate positions when it would not be advantageous to do so.

    Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Balanced Portfolio, Government Bond Portfolio and the Money Market Portfolio each may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations in which the Balanced, Government Bond Portfolio and Money Market Portfolios may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

    The Money Market Portfolio will not invest in any CMOs that are not fully collateralized obligations. "Fully collateralized" means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy the U.S. Government agency or instrumentality guaranteeing the obligation.

    Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligations first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding.

    The Government Bond Portfolio may also invest in securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. In addition, the Government Bond Portfolio may invest in securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually have some form of private credit enhancement.

    MORTGAGE PASS-THROUGH SECURITIES. Additionally, the Government Bond Portfolio may invest in mortgage pass-through securities that do not contain government guarantees. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the entities creating the mortgage pools. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Government Bond Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

    OTHER ASSET-BACKED SECURITIES. It is expected that new types of asset-backed securities (unrelated to mortgage loans) may be available for investment in the future and may be purchased by the funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, such as home equity loan receivables. Traditional home equity loans (HELs) are very similar to residential mortgages which pass through principal payments (or amortize) over a time period. Generally these securities have maturities of 10 to 20 years, which is modestly shorter than a traditional 30-year first mortgage. Although some HELs evidence a first lien on the underlying property, usually a first mortgage is in place concurrently with a HEL. Another asset-backed security is a home equity line of credit (HELOC), which is a line of credit extended to a property owner that can be drawn upon, and paid down and then re-drawn upon until the line's final maturity. This revolving feature results in HELOC cash flows looking very similar to credit card cash flows. As with other pass-through securities, an investor's return may be affected by early prepayment of principal on the underlying loan.

    Consistent with the Government Bond Portfolio's investment objectives and policies, the portfolio manager may invest in other types of asset-backed securities.

    REPURCHASE AGREEMENTS. Each Portfolio may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. In a repurchase agreement, a Portfolio will acquire and hold a security (government security, certificate of deposit, or banker's acceptance) subject to the seller's agreement to repurchase the securities at a predetermined price within a specified time (normally one day to one week), thereby determining the yield during the Portfolio's holding period.

    These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the Portfolio purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Portfolio might also incur disposition costs in liquidating the collateral.

    The Portfolios will enter into repurchase agreements only with sellers who are believed to present minimal credit risks and will monitor the value of the collateral during the holding period. Credit risks are evaluated pursuant to guidelines adopted and regularly reviewed by the Board which set forth credit worthiness standards for the banks and registered government security dealers with whom the Portfolios may enter into such repurchase agreements. Such arrangements permit each Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature. No Portfolio will purchase repurchase agreements maturing more than seven (7) days after such purchase.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of that Portfolio and therefore the realization by that Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolios' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

    REVERSE REPURCHASE AGREEMENTS. Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a portfolio is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, which will be subject to the Fund's fundamental restrictions.

    RATINGS. If the rating of a security purchased by a Portfolio is subsequently reduced below the minimum rating required for purchase or a security purchased by the Portfolio ceases to be rated, neither event will require the sale of the security. However, SM&R will consider any such event in determining whether the Portfolio should continue to hold the security. For subsequent downgrades of securities purchased by the Money Market Portfolio, steps shall be taken to reassess promptly whether such security continues to present minimal credit risks and the Portfolio shall take such action as is determined to be in the best interests of the Portfolio and its shareholders.


    LENDING OF SECURITIES. Although there is no present intent to do so, the Portfolios may lend their portfolio securities to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their portfolio securities, the Portfolios attempt to increase their income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolios. The Portfolios may lend their portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that --



    (a) the borrower pledge and maintain with the Portfolios collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans,


    (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis),


    (c) the loans be made subject to termination by the Portfolios at any time, and



    (d) the Portfolios receive reasonable interest on the loans (which may include the Portfolios investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.



    The principal risk of lending is the potential insolvency of the borrower. In this event, the portfolio could experience delays in recovering its securities and possible capital losses.



    WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Government Bond Portfolio and the High Yield Bond Portfolio may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for such securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, generally no payment is made by the Government Bond and High Yield Portfolios to the issuer and no interest accrues to the Portfolios. These transactions are subject to market fluctuations; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions.


    Because the Government Bond Portfolio or High Yield Bond Portfolio relies on the buyer or seller, as the case may be, to consummate the transactions, failure by the other party to complete a transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered advantageous. When the Government Bond Portfolio or the High Yield Bond Portfolio is the buyer in such transactions, however, it will maintain, in a segregated account with its custodian, cash, short-term money market instruments, high quality debt securities or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Government Bond Portfolio and the High Yield Bond Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Government Bond Portfolio's or the High Yield Bond Portfolio's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Government Bond Portfolio or the High Yield Bond Portfolio engages in "when issued" and "delayed delivery transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

    FOREIGN DEBT SECURITIES. The Government Bond Portfolio may invest up to 5% of its assets in debt obligations of foreign corporations or financial institutions, such as Yankee Bonds and Eurodollar Bonds. Yankee Bonds are U.S. dollar-denominated obligations of foreign issuers that are issued in the United States. Eurodollar Bonds are U.S. dollar-denominated obligations of U.S. or foreign issuers that are traded outside the U.S., primarily in Europe.


    Yankee Bonds involve certain risks associated with investing in a foreign issuer. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the remittance of amounts due the Portfolio, lack of comparable publicly-available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and difficulty in enforcing claims against foreign issuers in the event of default. Eurodollar Bonds are subject to the same risks as domestic issues, in particular, credit risk, market risk and liquidity risk. Eurodollar Bonds are subject to sovereign risk, including the risk that a foreign government might prevent dollar-denominated funds from leaving the country. Eurodollar Bonds that are issued by foreign issuers are subject to the same risks as Yankee Bonds.

    FOREIGN CURRENCY TRANSACTIONS. The International Stock Portfolio will normally conduct its foreign currency exchange transactions either on a spot (ie cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The International Stock Portfolio will generally not enter into a forward contract with a term greater than one year.

    The International Stock Portfolio will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when it is believed that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency), approximating the value of some or all of the International Stock Portfolio's securities denominated in such foreign currency. Under certain circumstances, a fund may commit a substantial portion or the entire value of its portfolio to consummation of these contracts. SM&R will consider the effect such a commitment of its portfolio to forward contracts would have on the investment program of the International Stock Portfolio and the flexibility of the International Stock Portfolio to purchase additional securities.


    ILLIQUID SECURITIES. Each Portfolio may invest up to 15% (10% of the Money Market Portfolio) of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


    144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER. If otherwise consistent with its investment objective and policies, a Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Portfolio holding such securities may increase.

    CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES. A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Portfolios are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

    The Money Market Portfolio may not invest in any certificate of deposit or bankers' acceptance of a commercial bank unless: the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation; or the bank is a foreign branch of a United States bank or a United States branch of a foreign bank which bank has $1 billion of total assets.

    MONEY MARKET PORTFOLIO INVESTMENTS. Pursuant to the 1940 Act, the Money Market Portfolio may invest only in United States dollar-denominated instruments that present minimal credit risks, have a remaining maturity of 397 calendar days or less, and which are at the time of acquisition "eligible securities" as defined in Rule 2a-7 under the 1940 Act. Generally, an eligible security is:

    A security with a remaining maturity of 397 calendar days or less ("Short-term") that has received a rating from two nationally recognized statistical rating organizations ("NRSROs"), or if rated by only one NRSRO, from that NRSRO, in one of the two highest rating categories ("Acceptable Rating") for debt obligations; or

    A security with a remaining maturity of 397 calendar days or less issued by an issuer that has received an Acceptable Rating from at least two NRSROs, or if rated by only one NRSRO, from that NRSRO, with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the security (a "Comparable Security").

    If a security is acquired based on the rating of only one NRSRO, such acquisition must be ratified by the Board. While Rule 2a-7 permits money market funds to invest in certain unrated securities of comparable quality to eligible rated securities, the Money Market Portfolio currently does not intend to invest in unrated securities.

    SM&R has the responsibility of determining that each investment by the Money Market Portfolio presents minimal credit risks. SM&R's determination of minimal credit risk will be based on an analysis of the issuer's (and, if applicable, any guarantor's) capacity to repay its Short-term debt obligations. The analysis cannot rely on ratings alone, but must be made on factors pertaining to credit quality in addition to any rating that the security or the issuer may have been assigned. The extensiveness of the evaluation may vary with the type and maturity of the instrument involved and the SM&R's familiarity with the issuer.

    The Money Market Portfolio will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share; provided, however, that the Portfolio will not (1) purchase any instrument with a remaining maturity at the date of acquisition of greater than 397 calendar days, or (2) maintain a dollar-weighted average portfolio Maturity that exceeds 90 days. The "maturity" of a portfolio instrument is the period remaining (calculated from the trade date or such other date on which the Portfolio's interest in the security is subject to market action) until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption must be made.

    The Money Market Portfolio will maintain a diversified portfolio in accordance with the provisions of Rule 2a-7. In meeting diversification requirements of the Rule, SM&R classifies securities into First and Second Tier Securities, as defined in the 1940 Act. A "First Tier Security" is an Eligible Security that (1) has been rated by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (2) has been issued by an issuer that is rated with respect to a Comparable Security, by at least two NRSROs (or if rated by only one NRSRO, by that NRSRO) in the highest rating category for Short-term debt obligations; (3) has been issued by a registered investment company that is a money market fund; or (4) is a "Government Security," as defined in Section 2(a)(16) of the 1940 Act. A "Second Tier Security" is an Eligible Security that is not a First Tier Security.

    Immediately after the acquisition of any security (other than a Government Security), SM&R shall confirm that the Portfolio has not invested more than 5% of its total assets in securities issued by any one issuer; provided, however, that the Portfolio may invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three (3) business days after the purchase; provided, further, that the Portfolio may not make more than one investment in accordance with the foregoing provision at any time. Immediately after the acquisition of a Second Tier Security, SM&R shall confirm that the Portfolio has not invested more than (1) the greater of 1% of its total assets or one million dollars in securities issued by that issuer that are Second Tier Securities, and (2) 5% of its total assets in securities which, when acquired were, or have become, Second Tier Securities.


    INVESTMENTS IN OTHER INVESTMENT COMPANIES. From time to time, investments in other investment companies (mutual funds) may be the most effective available means by which the portfolios may invest in securities of issuers in certain countries. Such investments may include, for example, investments by the International Stock Portfolio in World Equity Benchmark Shares-SM- (commonly known as "WEBS"), which are exchange-traded shares of investment company series that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, the International Stock Portfolio would continue to pay its own management fees and other expenses. The International Stock Portfolio may make these investments when, in the judgment of SM&R, the potential benefits outweigh the payment of any applicable premium, sales load and expenses. The International Stock Portfolio's investments in other investment companies are subject to the provisions of the Investment Company Act of 1940, except that a portfolio will not purchase securities of registered open-end investment companies or registered unit in investment trusts in reliance on section 12(d)(1)(F) or (12)(d)(1)(G) of the 1940 Act.



    CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other security of the same or a different issuer within a particular period of time and at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible income securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by domestic companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.



    The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.



    WARRANTS. The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.



    There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.


                             STRATEGIC TRANSACTIONS

    To the extent described below, the High Yield Bond Portfolio and the International Stock Portfolio (each a "portfolio" and collectively the "portfolios" for purposes of this section ONLY) may, but are not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


    In the course of pursuing these investment strategies, the High Yield Bond Portfolio may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the portfolio resulting from securities markets or currency exchange markets, to protect the portfolio's unrealized gains in the value of its portfolio's securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio's securities, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The International Stock Portfolio may purchase and sell futures contracts, forward contracts and options on securities, financial indices, and foreign currencies.

    The portfolios may sell options on securities the portfolios own or have the right to purchase without additional payments, up to 25% of each portfolio's net assets, for non-hedging purposes. When a portfolio sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the portfolio will realize as profit the premium received for such option. When a call option of which a portfolio is the writer is exercised, the option holder purchases the underlying security at the strike price and the portfolio does not participate in any increase in the price of such securities above the strike price. In addition, the portfolio would need to replace the underlying securities at prices which may not be advantageous to the portfolio. When a put option of which a portfolio is the writer is exercised, the portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

    Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a portfolio to utilize these Strategic Transactions successfully will depend on SM&R's ability to predict pertinent market movements, which cannot be assured. The portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

    Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent SM&R's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation a portfolio can realize on its investments or cause a portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a portfolio's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by a portfolio from its Strategic Transactions will generally be taxable.

    GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The portfolios are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

    With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    The portfolios' ability to close out their positions as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

    Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, SM&R must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). Certain OTC options may be illiquid and subject to the portfolios' limitation on illiquid securities.

    If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in the portfolio or will increase the portfolio's income. The sale of put options can also provide income. A portfolio may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by a portfolio must be "covered" (i.e., the portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the portfolio will receive the option premium to help protect it against loss, a call sold by the portfolio exposes the portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the portfolio to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that a portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

    GENERAL CHARACTERISTICS OF FUTURES. A portfolio may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes, for duration management and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by a portfolio, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option. A portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

    A portfolio will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

    OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The portfolios also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


    CURRENCY TRANSACTIONS. The portfolios may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps.


    A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The portfolios may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by SM&R.

    The portfolios' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The portfolios will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

    A portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.


    To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the High Yield Bond Portfolio and the International Stock Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the portfolio's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the High Yield Bond Portfolio's and the International Stock Portfolio's securities denominated in linked currencies. For example, if SM&R considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the portfolio holds securities denominated in Austrian schillings and SM&R believes that the value of schillings will decline against the U.S. dollar, SM&R may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below.


    RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a portfolio it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

    COMBINED TRANSACTIONS. A portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of SM&R, it is in the best interests of the portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on SM&R's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

    SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the High Yield Bond Portfolio may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The High Yield Bond Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. The High Yield Bond Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the portfolio may be obligated to pay. Interest rate swaps involve the exchange by the High Yield Bond Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    The High Yield Bond Portfolio may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, SM&R and the High Yield Bond Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The High Yield Bond Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by SM&R. If there is a default by the Counterparty, the High Yield Bond Portfolio may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

    USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that a portfolio segregate cash or liquid securities with its custodian to the extent portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the portfolios to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by a portfolio requires the portfolio to segregate cash or liquid securities equal to the exercise price. A currency contract which obligates a portfolio to buy or sell currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the portfolio's obligations or to segregate cash or liquid securities equal to the amount of the portfolio's obligation.

    OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, when a portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the portfolio will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by a portfolio other than those above generally settle with physical delivery, and the portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option thereon, a portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities. With respect to swaps, the High yield Bond Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the High Yield Bond Portfolio's net obligation, if any.

    Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A portfolio also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the portfolio. Moreover, instead of segregating assets if the portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

    The portfolios' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

                               PORTFOLIO TURNOVER

    Portfolio turnover for a Portfolio is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Portfolio's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Portfolio's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Portfolios be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Portfolio are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Portfolio and its shareholders must bear such higher expenses.

    The portfolio turnover rates for the Portfolios for past three fiscal years are as follows:


                                  YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DECEMBER 31, 1997   DECEMBER 31, 1998   DECEMBER 31, 1999
                               -----------------   -----------------   -----------------
Growth Portfolio.............       45.37%              25.75%              20.96%
Equity Income Portfolio......       35.08%              24.83%              16.42%
Balanced Portfolio...........       23.02%              14.14%              31.53%


    The Money Market Portfolio experienced no portfolio turnover because it invests only in short-term money market instruments. Additionally, there is no portfolio turnover for the Government Bond Portfolio, the Small-Cap/Mid-Cap Portfolio, the High

Yield Bond Portfolio or the International Stock Portfolio as these portfolios began operations on May 1, 2000.

    No brokerage commissions have been paid during the Portfolios' three most recent periods to any broker which is an affiliated person of the Portfolios, which is an affiliated person of a broker which is an affiliated person of the Portfolios or an affiliated person of which is an affiliated person of the Portfolios, American National, or SM&R.

                             MANAGEMENT OF THE FUND

    The Board of Directors of the Fund has the responsibility for the overall management of the Fund, including general supervision and review of investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund.

OFFICERS AND DIRECTORS OF THE FUND

    Information about each of the officers and directors of the Fund is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Portfolios, as defined in the 1940 Act, are indicated by an asterisk(*).

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE           WITH THE FUND                  DURING PAST 5 YEARS
----------------------       ----------------------  ------------------------------------------
Ernest S. Barratt, Ph.D.(1)  Director since 1997     Marie B Gale Professor in Psychiatry
Age 74                                               Professor and Chief, Psychodiagnostic
Department of Psychiatry                             Service and Cognitive Neuroscopic
and Behavioral Sciences,                             Laboratory, Department of Psychiatry and
University of Texas Medical                          Behavioral Sciences, University of Texas
Branch,                                              Medical Branch, a medical school and
Galveston, Texas 77555-0189                          hospital system, 1962 to present; Director
                                                     of the SM&R Investments, Inc., another
                                                     investment company advised by SM&R, 1990
                                                     to present.

Michael W. McCroskey*        Director and President  President, Chief Executive Officer,
Age 56                                               Director and member of the Executive
                                                     Committee of SM&R, June 1994 to present;
                                                     President and Director of the Fund, June
                                                     1994 to present; President and Director of
                                                     SM&R Growth Fund, Inc., SM&R Equity Income
                                                     Fund, Inc., and SM&R Balanced Fund, Inc.
                                                     (hereinafter referred to as the "SM&R
                                                     Equity Funds"), June 1994 to present;
                                                     President, Chief Executive Officer, and
                                                     Director of SM&R Investments, Inc., June
                                                     1994 to present; Executive Vice President,
                                                     American National, 1996 to present; Senior
                                                     Vice President, American National, 1991 to
                                                     1996; Vice President of Standard Life and
                                                     Accident Insurance Company, 1988 to
                                                     present; Assistant Secretary of American
                                                     National Life Insurance Company of Texas,
                                                     1986 to present; Vice President,
                                                     Investments of American National Property
                                                     and Casualty Company, 1994 to present;
                                                     Vice President, Investments of American
                                                     National General Insurance Company, 1994
                                                     to present; Vice President, Pacific
                                                     Property and Casualty, 1996 to present,
                                                     life, health and accident insurance
                                                     subsidiaries of American National; Vice
                                                     President, Garden State Life Insurance
                                                     Company, 1994 to Present; Director and
                                                     president, ANREM corporation, 1977 to
                                                     present; President and Director of ANTAC
                                                     Corporation, 1995 to Present; Director,
                                                     Comprehensive Investment Services, Inc.,
                                                     1997 to present.

Allan W. Matthews*(1)(2)     Director since 1997     Program Officer, The Moody Foundation (a
Age 34                                               charitable foundation), April 1991 to
7114 Youpon                                          present; Director of SM&R Investments,
Galveston, Texas 77551                               Inc., 1997 to present.

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE           WITH THE FUND                  DURING PAST 5 YEARS
----------------------       ----------------------  ------------------------------------------
Lea McLeod Matthews*(2)      Director since 1994     Communications Consultant, Texas
Age 37                                               Association of School Boards, 1999 to
#8 Kern Ramble                                       present; Publications Editor, National
Austin, Texas 78722                                  Western Life Insurance Co., 1990 to 1999;
                                                     Associate in Customer Service Designation
                                                     (ACS); Director of SM&R Investments, Inc.,
                                                     1994 to present; Director of Garden State
                                                     Life Insurance Company, 1993 to present;
                                                     Director of Kids Exchange of Austin (a
                                                     non-profit corporation), 1996 to 1998;
                                                     Consultant to Austin Writers League.

Ann McLeod Moody*(2)         Director since 1997     Director of Moody Gardens, Inc., 1994 to
Age 62                                               present; Director of The Westcap
5 Colony Park Drive                                  Corporation, 1990 to present; Director of
Galveston, Texas 77551                               Seal Fleet, Inc., 1972 to 1996; Director
                                                     of SM&R Investments, Inc., 1997 to
                                                     present.

Edwin K. Nolan (1)           Director since 1997     Investor and Attorney, Law Offices, Edwin
Age 56                                               K. Nolan, P. C., Canyon Lake, Texas, 1977
1271 Jonas Drive                                     to present; Director/Owner, Canyon Lake
Canyon Lake, Texas 78133                             Aviation, Inc. (Aviation Service), Canyon
                                                     Lake, Texas, 1986 to present;
                                                     Director/Owner, Canyon Lake Airport, Inc.
                                                     (Airport), Canyon Lake, Texas, 1985 to
                                                     1995; Director, Hancock Mini Mart, Inc.,
                                                     1995 to present; Director of SM&R
                                                     Investments, Inc., 1997 to present.

Robert V. Shattuck, Jr.      Director since 1997     Attorney, Law Offices of Robert V.
Age 58                                               Shattuck, Jr., Galveston, Texas, 1986 to
1013 23rd Street                                     present; Director of SM&R Investments,
Galveston, Texas 77550                               Inc., 1997 to present.

Jamie G. Williams            Director since 1997     Academic Language Therapist and
Age 53                                               Educational Consultant, 1974 to present;
3328 Stanford                                        Director of The Learning Therapist
Dallas, Texas 75225                                  Graduate Certificate Program, 1986 to
                                                     1995; Adult Assessment Clinic and
                                                     Adolescent Academic Development Programs,
                                                     Division of Evening, Summer and Continuing
                                                     Studies, Southern Methodist University,
                                                     1994 to 1995; Adjunct Instructor in
                                                     Department of Psychology, Dedman College,
                                                     Southern Methodist University, 1988 to
                                                     1995; Director of SM&R Investments, Inc.,
                                                     1997 to present.

Frank P. Williamson          Director since 1997     Retired; Owner of Professional Pharmacy,
Age 67                                               1964 to 1998; Director of SM&R
301 Barracuda                                        Investments, Inc., 1997 to present.
Galveston, Texas 77550

                                 POSITIONS HELD                PRINCIPAL OCCUPATIONS
NAME, ADDRESS, AND AGE           WITH THE FUND                  DURING PAST 5 YEARS
----------------------       ----------------------  ------------------------------------------
Gordon D. Dixon              Vice President,         Director, Senior Vice President, Chief
Age 53                       Portfolio Manager of    Investment Officer of SM&R and a member of
                             the Government Bond     the investment and executive committees of
                             and High Yield Bond     SM&R, 1993 to present; Vice President,
                             Portfolios; Co-         SM&R Equity Funds; Co-Manager of the SM&R
                             Manager of the Growth,  Growth Fund, SM&R Equity Income Fund and
                             Equity Income and       SM&R Balanced Fund, May 2000-present;
                             Balanced Portfolios     Portfolio Manager of the SM&R Growth Fund
                                                     1993 to May 2000; Portfolio Manager of the
                                                     SM&R Equity Income Fund, October 1998 to
                                                     May 2000; Portfolio Manager of the SM&R
                                                     Balanced Fund, October 1998 to May 2000;
                                                     Portfolio Manager of the SM&R Investments,
                                                     Inc. - SM&R Government Bond Fund and SM&R
                                                     Investments, Inc. - SM&R Tax Free Fund,
                                                     since March 2000 to present; Vice
                                                     President of Stocks for American National,
                                                     1993 to present; Vice President of
                                                     Investments for Garden State Life
                                                     Insurance Company, 1993 to present;
                                                     Director and President, Comprehensive
                                                     Investment Services, 1997 to Present.

Emerson V. Unger, CLU        Vice President          Vice President of SM&R, SM&R Equity Funds
Age 53                                               since 1983; and Vice President of the SM&R
                                                     Investments, Inc. since 1992.

Brenda T. Koelemay           Vice President and      Vice President and Treasurer of SM&R, the
Age 45                       Treasurer               SM&R Equity Funds, and the SM&R
                                                     Investments, Inc. since 1992; Treasurer of
                                                     Comprehensive Investment Services, Inc.
                                                     since 1997; Senior Manager, KPMG Peat
                                                     Marwick LLP, July 1980 to April 1992

Teresa E. Axelson            Vice President and      Vice President and Secretary of SM&R and
Age 52                       Secretary               the SM&R Equity Funds since 1983; Vice
                                                     President and Secretary of the SM&R
                                                     Investments, Inc. since 1992.


------------------------

*   "Interested persons" as defined by the 1940 Act.

(1) Members of the audit committee.

(2) Mr. Matthews and Ms. Matthews are children of Mrs. Ann Moody. Mrs. Moody is the wife of Robert L. Moody. (See "Control and Management of SM&R" below.)

    Directors of the Fund who are affiliated with SM&R receive no compensation for attendance at Board or Committee meetings. No officer receives compensation from the Fund. Officers and directors of the Fund affiliated with SM&R may receive indirect compensation from the Fund to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.


    By resolution of the Boards of Directors, the Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Fund. During the fiscal year ended December 31, 1999, the Fund paid $29,193 to such directors for fees and expenses in attending meetings of the Boards of Directors.

                           REMUNERATION OF DIRECTORS

    Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director receives a fee, allocated among the funds of American National for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1999 for each director.


                                                  PENSION OR
                                                  RETIREMENT                        *TOTAL
                                                   BENEFITS       ESTIMATED      COMPENSATION
                                   AGGREGATE      ACCRUED AS       ANNUAL       FROM ALL FUNDS
                                 COMPENSATION    PART OF FUND   BENEFITS UPON     MANAGED BY
DIRECTOR                           FROM FUND       EXPENSES      RETIREMENT          SM&R
--------                         -------------   ------------   -------------   --------------
Ernest S. Barratt, Ph.D........     $4,000           None           None            $8,000
Allan W. Matthews..............     $4,000           None           None            $8,000
Lea McLeod Matthews............     $4,000           None           None            $8,000
Michael W. McCroskey...........         --           None           None                --
Ann McLeod Moody...............     $4,000           None           None            $8,000
Edwin K. Nolan.................     $4,000           None           None            $8,000
Robert V. Shattuck, Jr.........     $4,000           None           None            $8,000
Jamie G. Williams..............     $4,000           None           None            $8,000
Frank P. Williamson............     $4,000           None           None            $8,000


---------------------

* Mr. McCroskey serves as a director for five other funds managed by SM&R. All other directors serve on the board of one other fund managed by SM&R.

                      POLICY REGARDING PERSONAL INVESTING

    The following policies have been made a part of the Fund's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Portfolios. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Portfolios. The following exceptions apply:

    (1) Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Portfolios for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

    (2) Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Portfolios for the same or related security.

    (3) Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

    (4) Any beneficial interest in a security for which a written approval is first obtained from the President and Chief Executive Officer may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of SM&R other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Portfolios for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of April 1, 2000, no officer or director of the Fund owned shares of the Portfolios.


    As of April 1, 2000, American National and SM&R owned 96% and 4% of the outstanding shares of the Growth Portfolio; 96% and 4% of the outstanding shares of the Equity Income Portfolio; 94% and 6% of the outstanding shares of the Balanced Portfolio; and 94% and 6% of the outstanding shares of the Money Market Portfolio. See "Control and Management of SM&R" below.


                     INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Fund since the Fund began business in 1990. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of the Fund. SM&R is also the investment adviser, manager and underwriter of the SM&R Equity Funds and SM&R Investments, Inc. SM&R's address is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices at One Moody Plaza, Galveston, Texas 77550. As of April 1, 2000, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Frances Moody Newman, and Ross R. Moody. Ross R. Moody is Robert L. Moody's son. Ms. Newman is Robert L. Moody's mother. The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust. Other trusts for which the Bank serves as trustee own approximately 6.2% of American National's common stock.


    The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 2000, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 51.3% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Fund, SM&R Equity Funds, SM&R Investments, Inc., and SM&R.


    Robert L. Moody is:

    - Chairman of the Board of Directors, Chief Executive Officer, and President of American National,

    - Chairman of the Board of Directors and Chief Executive Officer of the Bank

    - President and Director of Bancshares, and

    - President and Director of MBHC, the Bank's controlling stockholder.

    The following persons are affiliated with the Fund and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Fund, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the SM&R Equity Funds and SM&R Investments, Inc.;

    - Gordon D. Dixon, Vice President, Portfolio Manager of the Growth, Balanced, and Equity Income Portfolios, is also Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Vice President, Portfolio Manager of the SM&R Growth Fund, Inc.; and Portfolio Manager of the SM&R Equity Income Fund, Inc. and SM&R Balanced Fund, Inc.;

    - Emerson V. Unger, Vice President of the Fund, is also Vice President of SM&R and Vice President of the SM&R Equity Funds and SM&R Investments, Inc.;

    - Teresa E. Axelson, Vice President and Secretary of the Fund, is also Vice President and Secretary of SM&R, the SM&R Equity Funds, and SM&R Investments, Inc.; and

    - Brenda T. Koelemay, Vice President and Treasurer of the Fund, is also Vice President and Treasurer of SM&R, the SM&R Equity Funds, and SM&R Investments, Inc.


INVESTMENT ADVISORY AGREEMENTS



    Under the Advisory Agreements, SM&R is paid a monthly advisory fee. For the Growth Portfolio, the Equity Income Portfolio, the Balanced Portfolio, the Government Bond Portfolio and the Money Market Portfolio, we calculate the investment advisory fee at the annual rate of 0.50% of each portfolio's average daily net asset value. For the High Yield Bond Portfolio, we calculate the investment advisory fee at the annual rate of .55% of each portfolio's average daily net asset value. For the International Stock Portfolio, we calculate the investment advisory fee at the annual rate of .75% of the portfolio's average daily net asset value. For the Small-Cap/Mid-Cap Portfolio, we calculate the investment advisory fee at the annual rate of 1.25% of the portfolio's average daily net asset value.


    As investment adviser, SM&R manages the investment and reinvestment of each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Portfolio investment programs. All investments are reviewed quarterly by the Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Portfolio.


    The Advisory Agreements will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreements or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of management to submit continuation of the Advisory Agreements annually only to the Fund's Board of Directors for their approval or disapproval. The Advisory Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio was most recently approved by the Board of Directors on April 28, 2000, and by the shareholders on April 1, 1992. The Investment Advisory Agreements between SM&R and the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio were approved by the Board of Directors on April 28, 2000, and by SM&R as the initial shareholder on May 1, 2000. The Advisory Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.



    As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Portfolio's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Portfolio's outstanding shares.

    The average daily net asset value of each Portfolio shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of each Portfolio's shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of shares outstanding. Expenses and fees of each Portfolio, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Portfolio will be valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.


ADVISORY FEES PAID

    For the past three fiscal years, SM&R received investment advisory fees from each Portfolio as follows:


                                 ADVISORY FEES       ADVISORY FEES       ADVISORY FEES
                                 FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                     ENDED               ENDED               ENDED
                               DECEMBER 31, 1997   DECEMBER 31, 1998   DECEMBER 31, 1999
                               -----------------   -----------------   -----------------
Growth Portfolio.............       $46,499             $63,214             $87,499
Equity Income Portfolio......       $40,851             $57,632             $86,084
Balanced Portfolio...........       $24,587             $30,684             $43,022
Money Market Portfolio.......       $13,299             $16,655             $26,129



    The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio did not commence operations until May 1, 2000.



ADMINISTRATIVE SERVICE AGREEMENT



    Under an Administrative Service Agreement among SM&R, the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio, dated February 8, 1991, and under Administrative Service Agreements between SM&R and the Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio, dated May 1, 2000 (collectively the "Administrative Service Agreements"), SM&R provides all non-investment related management, executive, administrative and operational services to each Portfolio. Pursuant to the Administrative Service Agreements, SM&R also acts as transfer agent for the Fund's authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Service Agreements, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Portfolios. SM&R's duties as administrator include, among other things: administering the Portfolios' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Portfolio.



    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreements, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.



    Under the Administrative Service Agreements, SM&R receives from each Portfolio an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth (1/12th) of the annual rate of 0.25%. Such monthly fee is allocated among the Portfolios based on the percentage of each Portfolios' respective net assets to the total net assets of the Fund. The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.



    For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreements from each Portfolio as follows:



                                 ADMINISTRATIVE       ADMINISTRATIVE       ADMINISTRATIVE
                                  SERVICE FEES         SERVICE FEES         SERVICE FEES
                               FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                               DECEMBER 31, 1997    DECEMBER 31, 1998    DECEMBER 31, 1999
                               ------------------   ------------------   ------------------
Growth Portfolio.............        $23,249              $31,607              $43,750
Equity Income Portfolio......        $20,425              $28,816              $43,042
Balanced Portfolio...........        $12,294              $15,342              $21,511
Money Market Portfolio.......        $ 6,650              $ 8,328              $13,064


    The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio did not commence operations until May 1, 2000.

EXPENSES BORNE BY THE PORTFOLIOS

    The Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions, and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "Custodian" herein), auditing and legal expenses and fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs for printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


    SM&R has agreed in its Administrative Service Agreement with the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio, and Money Market Portfolio, to pay (or to reimburse these Portfolios for) each Portfolio's regular operating expenses of any kind, exclusive of interest, taxes, commissions, and other expenses incidental to portfolio transactions (and, with the prior approval of any state securities commissioner deemed by the Fund's counsel to be required by law, extraordinary expenses beyond SM&R's control), but including the advisory fee, in excess of 1.50% per year of each Portfolio's average daily net assets.



    SM&R intends to voluntarily reimburse the Government Bond Portfolio and the High Yield Bond Portfolio for expenses in excess of 0.80%; the Growth Portfolio and the Money Market Portfolio for expenses in excess of 0.87%; the Balanced Portfolio for expenses in excess of 0.90%, the Equity Income Portfolio for expenses in excess of 0.93%; the International Stock Portfolio for expenses in excess of 1.10%, and the Small-Cap/Mid-Cap Portfolio for expenses in excess of 1.50%, of each of such Portfolio's average daily net assets. Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors.



    For the years ended December 31, 1996, 1997, 1998, and 1999, expense reimbursements made to each Portfolio were: Growth Portfolio $23,213, $20,044, $19,150 and $13,190; Equity Income Portfolio $10,783, $13,886, $8,529, and
$3,304; Balanced Portfolio $22,510, $19,877, $22,488 and $21,209; and Money
Market Portfolio $8,646, $9,686, $19,062, and $21,723, respectively.



    The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio did not commence operations until May 1, 2000.


    In practice, American National reimburses SM&R for all Portfolio expenses that SM&R waives or reimburses.

    Each daily charge for the fees is divided among each of the Portfolios in proportion to their net assets on that day.

    SM&R has entered into a Service Agreement with American National pursuant to which American National will furnish certain services and facilities required by SM&R from time to time for the conduct of its business. Such services will not include investment advice or personnel. SM&R will reimburse American National for the costs of such services.

                                  UNDERWRITER

    SM&R serves as the principal underwriter of the Fund's shares and continuously offers and sells the shares to insurance company separate accounts. SM&R does not receive any additional compensation for its services as an underwriter.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises each Portfolio's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of the Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    SM&R is responsible for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Portfolio. The Money Market Portfolio, on the other hand, will not normally incur any brokerage commissions. Fixed income securities, as well as equity securities traded in the Over-The-Counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid. The Fund may not engage in any transactions in which SM&R or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Portfolio in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Portfolio to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary considerations of best price and best execution are met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Portfolios. While SM&R is able to fulfill its obligation to each Portfolio without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the SM&R Equity Funds, SM&R Investments, Inc., and to American National and its other accounts.

    SM&R will authorize each Portfolio to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Portfolios pay higher than the lowest commission rates available.


    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, each Portfolio may give consideration to sales of shares of each Portfolio as a factor in the selection of brokers and dealers to execute Portfolio transactions. For the years ended December 31, 1996, 1997, 1998 and 1999, SM&R paid brokerage fees on the purchase and sale of portfolio securities for the Fund of $11,495, $35,534, $35,608 and $24,938, respectively. No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Fund or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Fund or SM&R.


    The Fund, the SM&R Equity Funds, and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, each fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Fund, the SM&R Equity Funds, and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

    The Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Portfolio. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Portfolios, which in other cases these practices could produce better executions.

                                  FUND SHARES

CAPITAL STOCK


    The authorized Capital Stock of the Fund consists of Two Billion (2,000,000,000) shares, par value $.01 per share. The shares of Capital Stock are divided into eight portfolios: Growth Portfolio Capital Stock (115,000,000 shares); Money Market Portfolio Capital Stock (1,050,000,000 shares); Balanced Portfolio Capital Stock (115,000,000 shares); Equity Income Portfolio Capital Stock (120,000,000 shares), Government Bond

Portfolio Capital Stock (15,000,000 shares), Small-Cap/Mid-Cap Portfolio Capital Stock (10,000,000 shares), High Yield Bond Portfolio Capital Stock (40,000,000 shares), and the International Stock Portfolio Capital Stock (20,000,000 shares).



    Prior to the Fund's offering of any shares to the Separate Accounts, SM&R provided the Fund with initial capital by purchasing 100,000 shares of the Growth Portfolio, Equity Income Portfolio, Balanced Portfolio and Money Market Portfolio at a purchase price of $1.00 per share. In addition, American National purchased 1,750,000 shares of each of these Portfolios at a price of $1.00 per share. Such shares were acquired by American National in connection with the formation of the Fund, were acquired for investment and can be disposed of only by redemption.



    Effective May 1, 2000 four new portfolios will be added to the Fund. SM&R will purchase 400,000 shares of the Small-Cap/Mid-Cap Portfolio and 1,500,000 shares of the International Stock Portfolio at a purchase price of $1.00 per share. In addition, American National will purchase 2,000,000 shares of the Small-Cap/Mid-Cap Portfolio; 5,000,000 shares of the Government Bond Portfolio; 20,000,000 shares of the High Yield Bond Portfolio and 3,500,000 shares of the International Stock Portfolio at a purchase price of $1.00 per share. Such shares are being acquired by SM&R and American National for investment and can be disposed of only by redemption.



    Both SM&R's and American National's shares will be redeemed only when permitted by the 1940 Act and when the other assets of the Portfolios are large enough that such redemption will not have a material adverse effect upon investment performance. American National will vote its shares in the same manner and in the same proportion as the other shares held in the Separate Accounts are voted. The Fund will offer all other shares only to the Separate Accounts.


    The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any general expenses not readily identifiable as belonging to a particular Portfolio shall be allocated among all Portfolios by or under the direction of the directors in such manner as the directors determine to be fair and equitable.

    All shares, when issued, will be fully paid and non-assessable, will have no conversion, exchange, preemptive, or other subscription rights, will be freely transferable and redeemable, and will have one vote and equal rights to share in dividends and assets. Cumulative voting is not authorized. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    Each share of capital stock represents an interest in the assets of a particular Portfolio and has no interest in the assets of any other Portfolio. Shares of a Portfolio are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Portfolio is entitled to an equal portion of all the assets of that Portfolio after all debts and expenses have been paid.

VOTING RIGHTS

    The voting rights of Contract owners, and limitations on those rights, are explained in the accompanying prospectuses for the Contracts. American National, as the owner of the assets in the Separate Accounts, is entitled to vote all of the shares of the Fund, but it will generally do so in accordance with the instructions of Contract owners. American National has agreed to vote shares of the Fund held in the Separate Accounts for which no timely voting instructions from Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. A meeting may be called by the Board of Directors in their discretion or by Contract owners holding at least ten (10%) percent of the outstanding shares of any Portfolio. Contract owners will receive assistance in communicating with other Contract owners in connection with the election or removal of directors similar to the provisions contained in Section 16(c) of the 1940 Act. Under certain circumstances, however, American National may disregard voting instructions received from Contract owners. For additional information describing how American National will vote the shares of the Fund, see "Voting Rights" in the accompanying prospectuses for the Contracts.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING AND REDEEMING SHARES

    Shares of each Portfolio are sold only to the corresponding subaccount of the Separate Accounts. Shares are sold and redeemed at their net asset value as next determined following receipt of a net premium or a surrender request by American National without the addition of any selling commission or sales load or redemption charge. The redemption price may be more or less than the shareholder's cost.

    The Portfolios' shares are also sold and redeemed as a result of transfer requests, loans, loan repayments and similar Separate Account transactions, in each case without any sales load or commission and at the net asset value per share computed for the day as of which such Separate Account's transactions are effected.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Portfolio is determined by adding the value of all Portfolio assets, deducting all Portfolio liabilities and dividing by the number of outstanding shares of such Portfolio. Expenses and fees of each Portfolio, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Portfolios are valued as of the close of trading on each day when the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of Directors (or their delegate) on a consistent basis.

    The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Portfolio of its securities is not reasonably practicable or it is not reasonably practicable for a Portfolio to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Portfolio's security holders.

MONEY MARKET PORTFOLIO

    All Money Market Portfolio securities are valued by the basis of the amortized cost valuation technique. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market instrument. During periods of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by funds with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund with identical investments utilizing solely market values, and existing investors in the Money Market Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of the Money Market Portfolio instruments based upon their amortized cost is subject to the Portfolio's adherence to certain conditions with respect to its operation. The Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of one year or less only, and invest only in securities determined by the directors to be of high quality with minimal credit risks.

    The Money Market Portfolio follows procedures established by the directors that are designed to stabilize, to the extent reasonably possible, the Money Market Portfolio price per share as computed for the purpose of sales and redemptions at $1.00. There can be no assurance that the Money Market Portfolio will at all times be able to maintain a continuous $1.00 net asset value per share. Procedures to be followed will include review of the Money Market Portfolio's holdings by the directors at such intervals as it may deem appropriate to determine whether the Money Market Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the directors determine that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.


GROWTH, BALANCED, EQUITY INCOME, GOVERNMENT BOND, SMALL-CAP/MID-CAP,
  INTERNATIONAL STOCK AND HIGH YIELD BOND PORTFOLIOS


    The value of these Portfolios' securities is determined by one or more of the following methods:

    The securities traded on the New York Stock Exchange ("NYSE") or American Stock Exchange ("ASE") are valued at the closing sale price on that day, or if there were no sales during the day, at the last previous sale or bid price reported.


    The securities which are not listed on the NYSE or ASE, but are listed on other national securities exchanges, or on foreign securities exchanges, are valued in a manner similar to that described in the preceding paragraph, using values reported by the principal exchange on which the securities are traded, except that the prices are taken at the time trading closes on the NYSE.


    Over-The-Counter securities are valued at the bid prices.

    Debt securities having maturities of 60 days or less are valued using the amortized cost technique. Debt securities with maturities in excess of 60 days are valued on the basis of prices provided by an independent pricing service or brokers. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential.

    Securities in corporate short-term notes are valued at cost plus amortized discount, which approximates market value. If no quotations are available, securities and all other assets are valued in good faith at fair value, using the methods determined by the directors on consistent basis.

                                   TAX STATUS

SUBCHAPTER M

    Each Portfolio is a separate entity for federal income tax purposes and each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Each Portfolio intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Portfolio will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Portfolio must meet several requirements. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the Portfolio's investment business and (2) at the close of each quarter of the Portfolio's taxable year,
(a) at least 50% of the value of the Portfolio's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are determined to be engaged in similar or related trades or businesses.

SECTION 817(h)

    Each Portfolio intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be SM&R, American National, and the Separate Accounts. The prospectus that describes the variable insurance policies issued through the Separate Accounts provides additional discussion of the taxation of the Separate Accounts and of the owner of the variable insurance policy.

    In addition, Section 817(h) of the Code and Treasury Department temporary regulations thereunder impose certain diversification requirements on the Separate Accounts. These requirements, which are in addition to the diversification requirements applicable to the Portfolios under Subchapter M and the 1940 Act, may affect the securities in which the Portfolios may invest. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance policy and immediate taxation of the owner of the policy to the extent of appreciation on investment under the policy.

    The Secretary of the Treasury is expected to issue additional regulations that will prescribe the circumstances in which a policyowner's control of the investments of the Separate Accounts may cause the policyowner, rather than American National, to be treated as the owner of the assets of the Separate Accounts.

    The Fund may therefore find it necessary to take action to assure that the variable insurance policies continue to qualify as a variable insurance policy under federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the SEC, to the extent legally required.

    THE PRECEDING IS A BRIEF SUMMARY OF SOME OF THE RELEVANT TAX CONSIDERATIONS. IT IS NOT INTENDED AS A COMPLETE EXPLANATION OR A SUBSTITUTE FOR CAREFUL TAX PLANNING AND CONSULTATION WITH INDIVIDUAL TAX ADVISORS.

                                   CUSTODIAN

    The cash and securities of the Fund are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated August 1, 1995. As custodian, SM&R will hold and administer the Fund's cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Fund and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

    SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston effective August 1, 1995. Under the sub-custodian agreement, the cash and securities of the Fund will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Fund held by it on behalf of SM&R for the Fund.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, is the transfer agent and dividend paying agent for the Fund, the SM&R Equity Funds, and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.)

                              COUNSEL AND AUDITORS

    The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550. Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA 19103, is the Fund's independent auditor and performs annual audits of the Fund's financial statements.

                              FINANCIAL STATEMENTS

    Audited financial statements dated December 31, 1999 are attached as "Exhibit 1."

                        PERFORMANCE AND ADVERTISING DATA

    A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Performance information for each Portfolio may be compared in advertisements, sales literature, shareholder reports or other communications to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and to other investment products tracked by Lipper Analytical Services, Lehman Brothers or Morningstar. Each Portfolio's performance may be quoted in advertising in terms of yield or total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration for each of the Portfolios.

    Each Portfolio's yield and total return fluctuate in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

    Total returns and yields quoted for the Portfolios include each Portfolio's expenses and charges and expenses attributable to the American National Separate Accounts. Inclusion of the variable universal life and variable annuity separate account charges have the effect of reducing each Portfolio's performance quoted for the product. When reviewing performance, you should keep in mind the effect the inclusion or exclusion of the variable products charges has on performance quoted when comparing the performance of the Portfolios with other portfolios or funds.

    An investor should keep in mind when reviewing performance that past performance of a Portfolio is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

MONEY MARKET PORTFOLIO--YIELD

    The Money Market Portfolio will attempt, consistent with safety of principal, to achieve the highest possible yield from its investments. The Money Market Portfolio's yield is its current investment income expressed in annualized terms. Yield quotations for the Money Market Portfolio will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period. Yield quotations are calculated by (1) determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, (2) dividing the difference by the value of the account at the beginning of the base period to get the base period return, then (3) multiplying the base period return by the quotient obtained by dividing 365 by 7. The resulting yield figure is carried to the nearest hundredth of one percent.

    The Money Market Portfolio's effective yield for a specified seven-calendar-day period is computed by

    (1) determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period,

    (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts;

    (3) dividing the difference by the value of the account at the beginning of the base period to get the base period return, and then (4) compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN +
        1)/356/7/]-1. The resulting yield figure is carried to the nearest hundredth of one percent.

    The calculations include (1) the value of additional shares purchased with dividends declared on the original shares and dividends declared on both the original shares and any additional shares, and (2) all fees (other than nonrecurring fees or sales charges) charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Portfolio's average account size. The calculations do not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. Income other than investment income is excluded. The yield computation may be of limited use for comparative purposes as charges at the account level will decrease the yield. The amount or specific rate of any nonrecurring sales charge not included in the calculation of yield will be disclosed.

    Current and compounded yields fluctuate daily and will vary with factors such as interest rates, the quality and length of maturities and the type of investments in the Money Market Portfolio's portfolio. Neither principal nor interest is insured or guaranteed.

TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Portfolio's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Portfolio's shares.

    Total return is the change in value of an investment in a Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Portfolio's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Portfolio's return, investors should recognize that such returns are not the same as actual year-by-year results.

    The average annual total returns for the Portfolios for the periods ended December 31, 1999 are:


                                                                     DATE OPERATIONS
                                                                       COMMENCED ON
                                      PAST ONE YEAR   PAST 5 YEARS    MARCH 1, 1991
                                      -------------   ------------   ----------------
Growth Portfolio....................      14.99%         20.08%           13.90%
Equity Income Portfolio.............      17.09%         19.97%           13.46%
Balanced Portfolio..................       8.00%         15.61%           10.65%
Money Market Portfolio..............       4.26%          4.68%            3.93%



    The Government Bond Portfolio, Small-Cap/Mid-Cap Portfolio, High Yield Bond Portfolio, and International Stock Portfolio did not commence operations until May 1, 2000.


    The average annual total return figures for the Portfolios are computed for a class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T)TO THE POWER OF n = ERV


Where P    =    a hypothetical initial payment of $1,000;

      T    =    average annual total return;

      n    =    number of years; and

      ERV  =    Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion
                thereof), assuming reinvestment of all dividends and
                distributions. The ERV assumes complete redemption of the
                hypothetical investment at the end of the measuring period.
                The ERV assumes the deduction of all nonrecurring charges
                deducted at the end of each period.

    Yield and total return figures are based on historical earnings and are not intended to INDICATE FUTURE PERFORMANCES. A Portfolio's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Portfolio and market conditions. A shareholder's investment in a Portfolio is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Portfolio.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
GROWTH PORTFOLIO

COMMON STOCK                           SHARES       VALUE
AEROSPACE--0.98%
Boeing Company                           4,800   $   199,500

AUTO & TRUCK MANUFACTURERS--1.11%
Ford Motor Company                       1,500        80,156
General Motors Corporation               2,000       145,375
                                                 -----------
                                                     225,531
AUTO PARTS MANUFACTURERS--0.46%
Dana Corporation                         3,100        92,806

BANKS--2.68%
Bank of America Corporation              2,000       100,375
Comerica, Incorporated                   1,350        63,028
Morgan (J.P.) & Company                    500        63,313
PNC Bank Corporation                     1,600        71,200
U.S. Bancorp                             5,200       123,825
Wells Fargo Company                      3,000       121,312
                                                 -----------
                                                     543,053
BEVERAGES--2.10%
Anheuser-Busch Companies,
 Incorporated                            6,000       425,250

CHEMICALS--2.14%
B.F.Goodrich Company                     3,136        86,240
Hercules, Incorporated                   2,600        72,475
Monsanto Company                         3,500       124,688
Praxair, Incorporated                    3,000       150,937
                                                 -----------
                                                     434,340
COMMUNICATION EQUIPMENT--4.36%
Lucent Technologies, Incorporated        6,425       480,670
Nortel Networks Corporation              4,000       404,000
                                                 -----------
                                                     884,670
COMPUTER RELATED--8.04%
Apple Computer, Incorporated *           1,900       195,344
Cisco Systems, Incorporated *            5,100       546,338
EMC Corporation *                        3,600       393,300
Sun Microsystems, Incorporated *         6,400       495,600
                                                 -----------
                                                   1,630,582
COMPUTER SOFTWARE--11.58%
BMC Software, Incorporated *             3,200       255,800
Microsoft Corporation *                  7,200       840,600
Novell, Incorporated *                  12,000       479,250
VERITAS Software Corporation *           5,400       772,875
                                                 -----------
                                                   2,348,525
COSMETICS/TOILETRIES--1.08%
Procter & Gamble Company                 2,000       219,125

DIVERSIFIED--0.97%
Minnesota Mining and Manufacturing
 Company                                 2,000       195,750

COMMON STOCK                           SHARES       VALUE
DRUGS--4.54%
Bristol-Myers Squibb Company             4,000   $   256,750
Merck & Company, Incorporated            2,000       134,125
Pfizer, Incorporated                     6,300       204,356
Schering-Plough Corporation              4,800       202,500
Warner-Lambert Company                   1,500       122,906
                                                 -----------
                                                     920,637
ELECTRICAL EQUIPMENT--3.76%
General Electric Company                 3,700       572,575
Solectron Corporation *                  2,000       190,250
                                                 -----------
                                                     762,825
EXPLORATION & DRILLING--2.01%
Global Marine, Incorporated *            2,500        41,563
Kerr-McGee Corporation                   2,100       130,200
Tidewater, Incorporated                  3,500       126,000
Transocean Sedco Forex Incorporated        580        19,539
Union Pacific Resources Group,
 Incorporated                            7,000        89,250
                                                 -----------
                                                     406,552
FINANCIAL SERVICES--1.83%
American General Corporation             2,000       151,750
Countrywide Credit Industries,
 Incorporated                            3,000        75,750
Morgan Stanley, Dean Witter,
 Discover and Company                    1,000       142,750
                                                 -----------
                                                     370,250
FOOD PRODUCERS--2.45%
Bergen Brunswig Corporation
 (Class A)                               5,000        41,562
ConAgra, Incorporated                    3,000        67,688
IBP, Incorporated                        2,500        45,000
Interstate Bakeries Corporation          4,500        81,562
McCormick & Company, Incorporated        2,000        59,500
Smithfield Foods, Incorporated *         5,000       120,000
Universal Foods Corporation              4,000        81,500
                                                 -----------
                                                     496,812
FOOD RETAILERS--1.26%
Albertson's, Incorporated                2,600        83,850
Safeway, Incorporated*                   4,800       170,700
                                                 -----------
                                                     254,550
FURNITURE/APPLIANCES--1.09%
Black & Decker Corporation               3,000       156,750
Whirlpool Corporation                    1,000        65,063
                                                 -----------
                                                     221,813
HOMEBUILDING/SUPPLIES--0.23%
Centex Corporation                       1,900        46,906

INSURANCE COMPANIES--3.46%
CIGNA Corporation                        2,100       169,181
Citigroup, Incorporated                  8,250       458,391
Conseco, Incorporated                    4,100        73,287
                                                 -----------
                                                     700,859

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
GROWTH PORTFOLIO, CONTINUED

COMMON STOCK                           SHARES       VALUE
LEISURE TIME--0.44%
Brunswick Corporation                    4,000   $    89,000

MACHINERY/EQUIPMENT--0.43%
Deere & Company                          2,000        86,750

MEDIA - TV/RADIO/CABLE--0.76%
MediaOne Group, Incorporated *           2,000       153,625
MEDICAL PRODUCTS/SUPPLIES--0.50%
Beckman Coulter, Incorporated            2,000       101,750

MEDICAL SERVICES--0.55%
Aetna, Incorporated                      2,000       111,625
MANUFACTURING - DIVERSIFIED--1.50%
Tyco International LTD                   7,800       303,225

NATURAL GAS--1.31%
Enron Corporation                        6,000       266,250
OIL DOMESTIC--0.50%
Unocal Corporation                       3,000       100,688

OIL INTERNATIONAL--3.52%
BP Amoco p.l.c. ADR                      2,646       156,941
Chevron Corporation                      1,000        86,625
Royal Dutch Petroleum Company ADR        5,000       302,187
Schlumberger Limited                     3,000       168,750
                                                 -----------
                                                     714,503
RETAIL GENERAL--1.44%
Federated Department Stores,
 Incorporated *                          2,600       131,463
J. C. Penney Company, Incorporated       8,100       161,494
                                                 -----------
                                                     292,957
RETAIL SPECIALTY--1.42%
Group 1 Automotive, Incorporated *      10,000       139,375
Loew's Companies, Incorporated           2,500       149,375
                                                 -----------
                                                     288,750
SEMICONDUCTORS--2.03%
Intel Corporation                        5,000       411,562
SPECIALTY PRINTING/SERVICES--0.28%
Banta Corporation                        2,500        56,406

STEEL--1.01%
Allegheny Technologies Incorporated      2,000        44,875
LTV Corporation                         15,000        61,875
USX-U. S. Steel Group                    3,000        99,000
                                                 -----------
                                                     205,750
TELECOM - LONG DISTANCE--3.05%
A T & T Corporation                      5,300       268,975
MCI WorldCom Incorporated *              6,600       350,213
                                                 -----------
                                                     619,188

COMMON STOCK                           SHARES       VALUE
TELEPHONE--1.37%
Alltel Corporation                       2,000   $   165,375
US West, Incorporated New                1,554       111,888
                                                 -----------
                                                     277,263
TRUCKING & SHIPPING--0.78%
USFreightways Corporation                3,300       157,987
                                                 -----------
                    TOTAL COMMON STOCK--77.02%
                             (Cost $9,323,873)    15,617,615
                                                 -----------
                                        FACE
COMMERCIAL PAPER                       AMOUNT
BEVERAGES--4.44%
Whitman Corporation, 6.60%, 01/03/00  $900,000       899,669

ELECTRIC POWER--3.75%
Minnesota Power & Light Company,
 6.60%, 01/06/00                       213,000       212,804
Nevada Power Company, 7.10%,
 01/04/00                              548,000       547,675
                                                 -----------
                                                     760,479
FINANCIAL SERVICES--0.65%
Penn Power & Light Energy Trust,
 6.80%, 01/18/00                       132,000       131,575

FOOD PRODUCERS--3.29%
ConAgra, Incorporated, 6.62%,
 01/05/00                              667,000       666,508

FURNITURE/APPLIANCES--1.73%
Maytag Corporation, 6.37%, 01/11/00    352,000       351,374

NATURAL GAS--1.15%
Sierra Pacific Power Company, 6.55%,
 01/10/00                              234,000       233,615

RETAIL - SPECIALTY--4.09%
Mattel, Incorporated, 6.80%,
 01/18/00                              833,000       830,318

UTILITY - MISCELLANEOUS--3.91%
Hawaiian Electric Industries
 Incorporated, 5.65%, 01/13/00         794,000       792,504
                                                 -----------
                TOTAL COMMERCIAL PAPER--23.01%
                             (Cost $4,666,042)     4,666,042
                                                 -----------
                    TOTAL INVESTMENTS--100.03%
                            (Cost $13,989,915)    20,283,657
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.03%)        (6,943)
                                                 -----------
                           NET ASSETS--100.00%   $20,276,714
                                                 ===========
ABBREVIATIONS
ADR--American Depository Receipt
*--Non-income producing securities

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO

COMMON STOCK                          SHARES        VALUE
AUTO & TRUCK MANUFACTURERS--0.29%
General Motors Corporation                 800   $    58,150

AUTO PARTS MANUFACTURERS--0.24%
Dana Corporation                         1,600        47,900

BANKS--2.58%
Bank of America Corporation              2,000       100,375
Comerica, Incorporated                   3,000       140,063
Morgan (J.P.) & Company                    500        63,312
PNC Bank Corporation                     2,400       106,800
U.S. Bancorp                             4,300       102,394
                                                 -----------
                                                     512,944
BEVERAGES--1.60%
Anheuser-Busch Companies,
 Incorporated                            4,500       318,938

CHEMICALS--1.93%
B.F.Goodrich Company                     7,800       214,500
Hercules, Incorporated                   2,300        64,112
Praxair, Incorporated                    2,100       105,656
                                                 -----------
                                                     384,268
COMMUNICATIONS EQUIPMENT--3.07%
Lucent Technologies, Incorporated        4,906       367,030
Nortel Networks Corporation              2,400       242,400
                                                 -----------
                                                     609,430
COMPUTER RELATED--5.05%
Cisco Systems, Incorporated*             3,600       385,650
EMC Corporation*                         3,400       371,450
Sun Microsystems, Incorporated*          3,200       247,800
                                                 -----------
                                                   1,004,900
COMPUTER SOFTWARE--7.05%
Microsoft Corporation*                   5,300       618,775
Novell, Incorporated*                    5,600       223,650
VERITAS Software Corporation*            3,900       558,188
                                                 -----------
                                                   1,400,613
DRUGS--1.70%
Schering-Plough Corporation              8,000       337,500

ELECTRICAL EQUIPMENT--3.92%
Emerson Electric Company                 1,000        57,375
General Electric Company                 3,500       541,625
Solectron Corporation*                   1,900       180,737
                                                 -----------
                                                     779,737
ELECTRIC POWER--0.56%
Allegheny Energy, Incorporated             800        21,550
DTE Energy Company                       2,000        62,750
UtiliCorp United, Incorporated           1,350        26,241
                                                 -----------
                                                     110,541
EXPLORATION & DRILLING--1.91%
Global Marine Incorporated*              1,600        26,600
Kerr-McGee Corporation                   1,800       111,600
Tidewater, Incorporated                  3,900       140,400
Transocean Sedco Forex
 Incorporated                              774        26,074
Union Pacific Resources Group,
 Incorporated                            5,846        74,537
                                                 -----------
                                                     379,211

COMMON STOCK                          SHARES        VALUE
FINANCIAL SERVICES--1.07%
Countrywide Credit Industries,
 Incorporated                            2,800   $    70,700
Morgan Stanley, Dean Witter,
 Discover and Company                    1,000       142,750
                                                 -----------
                                                     213,450
FOODS PRODUCERS--2.32%
Bergen Brunswig Corporation
 (Class A)                               5,000        41,562
ConAgra, Incorporated                    4,000        90,250
IBP, Incorporated                        4,500        81,000
Interstate Bakeries Corporation          4,100        74,313
McCormick & Company, Incorporated        2,000        59,500
Smithfield Foods, Incorporated*          4,800       115,200
                                                 -----------
                                                     461,825
FOODS RETAILERS--0.85%
Albertson's, Incorporated                1,500        48,375
Safeway, Incorporated*                   3,400       120,912
                                                 -----------
                                                     169,287
FURNITURE/APPLIANCES--1.06%
Black & Decker Corporation               2,800       146,300
Whirlpool Corporation                    1,000        65,063
                                                 -----------
                                                     211,363
HOMEBUILDING/SUPPLIES--0.24%
Centex Corporation                       1,900        46,906

INSURANCE COMPANIES--3.41%
CIGNA Corporation                        1,800       145,012
Citigroup, Incorporated                  7,800       433,388
Conseco, Incorporated                    5,520        98,670
                                                 -----------
                                                     677,070
LEISURE TIME--0.34%
Brunswick Corporation                    3,000        66,750

MACHINERY/EQUIPMENT--0.44%
Deere & Company                          2,000        86,750

MEDIA-TV/RADIO/CABLE--0.39%
MediaOne Group, Incorporated*            1,000        76,812

MEDICAL PRODUCTS/SUPPLIES--1.35%
Abbott Laboratories                      6,000       217,875
Beckman Coulter, Incorporated            1,000        50,875
                                                 -----------
                                                     268,750
MEDICAL SERVICES--0.34%
Aetna, Incorporated                      1,200        66,975

MANUFACTURING - DIVERSIFIED--1.49%
Tyco International LTD                   7,600       295,450

NATURAL GAS--1.03%
Enron Corporation                        4,600       204,125

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
MANAGED PORTFOLIO, CONTINUED

COMMON STOCK                          SHARES        VALUE
OIL INTERNATIONAL--4.69%
Chevron Corporation                      1,800   $   155,925
Exxon Mobil Corporation                  1,000        80,563
Royal Dutch Petroleum Company ADR        6,000       362,625
Schlumberger Limited                     4,000       225,000
Texaco, Incorporated                     2,000       108,625
                                                 -----------
                                                     932,738
REAL ESTATE/REITS--2.03%
Centerpoint Properties Corporation       1,800        64,575
Crescent Real Estate Equities
 Company                                 5,000        91,875
Equity Office Properties Trust          10,000       246,250
                                                 -----------
                                                     402,700
RETAIL DISCOUNT--0.20%
Kmart Corporation*                       4,000        40,250

RETAIL GENERAL--1.16%
Federated Department Stores,
 Incorporated*                           2,500       126,406
J. C. Penney Company, Incorporated       5,200       103,675
                                                 -----------
                                                     230,081
RETAIL SPECIALTY--0.60%
Loew's Companies, Incorporated           2,000       119,500

SEMICONDUCTORS--1.91%
Intel Corporation                        4,600       378,637

SPECIALTY PRINTING/SERVICES--0.25%
Banta Corporation                        2,200        49,638

STEEL--1.01%
Allegheny Technologies,
 Incorporated                            2,000        44,875
LTV Corporation                         14,000        57,750
USX-U. S. Steel Group                    3,000        99,000
                                                 -----------
                                                     201,625
TELECOM - CELLULAR--0.36%
GTE Corporation                          1,000        70,562

TELECOM - LONG DISTANCE--2.58%
A T & T Corporation                      3,200       162,400
MCI WorldCom Incorporated*               6,600       350,213
                                                 -----------
                                                     512,613
TELEPHONE--1.12%
Alletel Corporation                      1,800       148,837
US West, Incorporated New                1,027        73,944
                                                 -----------
                                                     222,781
TOBACCO--0.25%
UST, Incorporated                        2,000        50,375

TRUCKING & SHIPPING--0.72%
USFreightways Corporation                3,000       143,625
                                                 -----------
                    TOTAL COMMON STOCK--61.11%
                             (Cost $8,111,637)    12,144,770
                                                 -----------

                                       FACE
COMMERCIAL PAPER                      AMOUNT        VALUE
BEVERAGES--1.53%
Whitman Corporation, 6.60%,
 01/03/00                           $  304,000   $   303,888

CONTAINERS--0.58%
Crown Cork & Seal Company,
 Incorporated, 7.35%, 01/19/00         115,000       114,577

ELECTRIC POWER--3.58%
Nevada Power Company, 7.10%,
 01/04/00                              713,000       712,577

ELECTRONICS--2.61%
Avnet Incorporated, 6.60%,
 01/06/00                              520,000       519,522

FINANCIAL SERVICES--7.60%
Dana Credit Corporation, 6.40%,
 01/12/00                              122,000       121,759
PS Colorado Credit Corporation,
 7.15%, 01/07/00                       838,000       837,000
Penn Power & Light Energy Trust,
 6.80%, 01/18/00                       554,000       552,215
                                                 -----------
                                                   1,510,974
FOOD PRODUDERS--3.31%
ConAgra, Incorporated, 6.62%,
 01/05/00                              658,000       657,514

FURNITURE/APPLIANCES--3.32%
Maytag Corporation, 6.37%,
 01/11/00                              660,000       658,827

GOVERNMENT AGENCY--5.03%
Federal Home Loan Mortgage
 Corporation, 5.59%, 01/25/00        1,004,000     1,000,245

NATURAL GAS--2.01%
Sierra Pacific Power Company,
 6.55%, 01/10/00                       400,000       399,342

RETAIL - SPECIALTY--4.47%
Mattel, Incorporated, 6.80%,
 01/18/00                              892,000       889,128

UTILITY - MISCELLANEOUS--4.87%
Hawaiian Electric Industries
 Incorporated, 5.65%, 01/13/00         969,000       967,175
                                                 -----------
                TOTAL COMMERCIAL PAPER--38.91%
                             (Cost $7,733,769)     7,733,769
                                                 -----------
                    TOTAL INVESTMENTS--100.02%
                            (Cost $15,845,406)    19,878,539
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.02%)        (4,779)
                                                 -----------
                           NET ASSETS--100.00%   $19,873,760
                                                 ===========
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing security

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

COMMON STOCK                            SHARES      VALUE
AUTO & TRUCK MANUFACTURERS--0.51%
Ford Motor Company                          500   $   26,719
General Motors Corporation                  300       21,806
                                                  ----------
                                                      48,525
AUTO PARTS MANUFACTURERS--0.16%
Dana Corporation                            500       14,969

BANKS--1.75%
Bank of America Corporation                 600       30,113
Comerica, Incorporated                      900       42,019
Morgan (J.P.) & Company                     200       25,325
PNC Bank Corporation                        400       17,800
U.S. Bancorp                              1,000       23,812
Wells Fargo Company                         700       28,306
                                                  ----------
                                                     167,375
BEVERAGES--0.44%
Anheuser-Busch Companies,
 Incorporated                               600       42,525
CHEMICALS--0.92%
B.F.Goodrich Company                      1,400       38,500
Hercules, Incorporated                      500       13,938
Praxair, Incorporated                       700       35,219
                                                  ----------
                                                      87,657
COMMUNICATIONS EQUIPMENT--2.41%
Lucent Technologies, Incorporated         2,000      149,625
Nortel Networks Corporation                 800       80,800
                                                  ----------
                                                     230,425
COMPUTER RELATED--6.02%
Cisco Systems, Incorporated *             1,800      192,825
EMC Corporation *                         1,800      196,650
Sun Microsystems, Incorporated *          2,400      185,850
                                                  ----------
                                                     575,325
COMPUTER SOFTWARE--4.33%
Microsoft Corporation *                     500       58,375
Novell, Incorporated *                    2,100       83,869
VERITAS Software Corporation *            1,900      271,937
                                                  ----------
                                                     414,181
COSMETICS & TOILETRIES--1.37%
Procter & Gamble Company                  1,200      131,475
DRUGS--3.24%
Bristol-Myers Squibb Company              1,600      102,700
Pfizer, Incorporated                      3,000       97,313
Schering-Plough Corporation               2,600      109,687
                                                  ----------
                                                     309,700
ELECTRICAL EQUIPMENT--2.72%
General Electric Company                  1,100      170,225
Solectron Corporation*                      950       90,369
                                                  ----------
                                                     260,594
ELECTRIC POWER--0.49%
Allegheny Energy, Incorporated              400       10,775
DTE Energy Company                          700       21,963
UtiliCorp United, Incorporated              750       14,578
                                                  ----------
                                                      47,316

COMMON STOCK                            SHARES      VALUE
EXPLORATION & DRILLING--0.64%
Global Marine Incorporated*                 900   $   14,962
Kerr-McGee Corporation                      200       12,400
Tidewater, Incorporated                     500       18,000
Union Pacific Resources Group,
 Incorporated                             1,254       15,989
                                                  ----------
                                                      61,351
FINANCIAL SERVICES--1.06%
American General Corporation                300       22,762
Countrywide Credit Industries,
 Incorporated                             1,400       35,350
Morgan Stanley, Dean Witter, Discover
 and Company                                300       42,825
                                                  ----------
                                                     100,937
FOOD PRODUCERS--1.28%
Bergen Brunswig Corporation
 (Class A)                                1,750       14,547
IBP, Incorporated                           900       16,200
Interstate Bakeries Corporation           2,100       38,063
Smithfield Foods, Incorporated*           1,400       33,600
Universal Foods Corporation               1,000       20,375
                                                  ----------
                                                     122,785
FOOD RETAILERS--0.83%
Albertson's, Incorporated                   600       19,350
Safeway, Incorporated*                    1,700       60,456
                                                  ----------
                                                      79,806
HOMEBUILDING/SUPPLIES--0.18%
Centex Corporation                          700       17,281

INSURANCE COMPANIES--2.11%
CIGNA Corporation                           600       48,337
Citigroup, Incorporated                   2,400      133,350
Conseco, Incorporated                     1,100       19,663
                                                  ----------
                                                     201,350
LEISURE TIME--0.40%
Brunswick Corporation                     1,700       37,825

MEDIA - TV/RADIO/CABLE--0.48%
MediaOne Group, Incorporated*               600       46,087

MEDICAL PRODUCTS/SUPPLIES--0.80%
Beckman Coulter, Incorporated               400       20,350
Johnson & Johnson                           600       55,875
                                                  ----------
                                                      76,225
MEDICAL SERVICES--0.23%
Aetna, Incorporated                         400       22,325

MANUFACTURING - DIVERSIFIED--0.37%
Tyco International LTD                      900       34,988

NATURAL GAS--1.21%
Enron Corporation                         2,600      115,375

OIL INTERNATIONAL--2.26%
BP Amoco p.l.c. ADR                         528       31,317
Chevron Corporation                         600       51,975
Royal Dutch Petroleum Company ADR         2,200      132,962
                                                  ----------
                                                     216,254

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
BALANCED PORTFOLIO, CONTINUED

COMMON STOCK                            SHARES      VALUE
RETAIL GENERAL--0.77%
Federated Department Stores,
 Incorporated*                              900   $   45,506
J. C. Penney Company, Incorporated        1,400       27,913
                                                  ----------
                                                      73,419
RETAIL SPECIALTY--0.37%
Loew's Companies, Incorporated              600       35,850

SEMICONDUCTORS--1.21%
Intel Corporation                         1,400      115,237

SPECIALTY PRINTING/SERVICES--0.32%
Banta Corporation                           900       20,306
Toys "R" Us, Incorporated*                  700       10,019
                                                  ----------
                                                      30,325
STEEL--0.63%
Allegheny Technologies, Incorporated        500       11,219
LTV Corporation                           4,000       16,500
USX-U. S. Steel Group                     1,000       33,000
                                                  ----------
                                                      60,719
TELECOM - CELLULAR--0.37%
GTE Corporation                             500       35,281

TELECOM - LONG DISTANCE--1.36%
A T & T Corporation                       1,000       50,750
MCI WorldCom Incorporated *               1,500       79,594
                                                  ----------
                                                     130,344
TELEPHONE--1.07%
Alltel Corporation                          700       57,881
US West, Incorporated New                   616       44,352
                                                  ----------
                                                     102,233
TOBACCO--0.18%
UST, Incorporated                           700       17,631

TRUCKING & SHIPPING--0.25%
USFreightways Corporation                   500       23,938
                                                  ----------
                     TOTAL COMMON STOCK--42.74%
                              (Cost $2,403,890)    4,087,633
                                                  ----------

                                         FACE
BONDS AND NOTES                         AMOUNT      VALUE
CORPORATE BONDS--
AUTO & TRUCK MANUFACTURERS--1.18%
DaimlerChrysler North America, 7.20%,
 09/01/09                              $115,000   $  112,908

AUTO PARTS MANUFACTURERS--0.95%
TRW, Incorporated, 6.30%, 05/15/08      100,000       91,281

BUILDING SUPPLIES--0.99%
Lafarge Corporation, 6.375%, 07/15/05   100,000       94,456

GOVERNMENT AGENCIES--14.40%
Federal Farm Credit Banks, 5.25%,
 05/01/02                               100,000       97,093
Federal Home Loan Bank, 4.875%,
 01/22/02                               250,000      241,873
Federal Home Loan Bank, 5.125%,
 09/15/03                               200,000      189,063
Federal Home Loan Bank, 5.25%,
 04/25/02                               150,000      145,832
Federal Home Loan Bank, 5.495%,
 03/22/04                               100,000       95,013
Federal Home Loan Mortgage
 Corporation, 7.83%, 04/13/05           150,000      149,667
Federal Home Loan Mortgage
 Corporation, Pool # 540341, 9.00%,
 09/01/19                                 2,580        2,684
Federal Home Loan Mortgage
 Corporation, Pool # 360100, 9.00%,
 04/01/20                                11,431       11,896
Federal National Mortgage
 Association, 7.55%, 04/22/02            50,000       50,980
Federal National Mortgage
 Association, 7.70%, 04/10/07           400,000      392,881
                                                  ----------
                                                   1,376,982
REAL ESTATE/REITS--0.98%
Weingarten Realty Investors, 7.35%,
 07/20/09                               100,000       93,859

TELEPHONE--0.99%
US West Communications, Incorporated,
 6.125%, 11/15/05                       100,000       94,208

U S TREASURY SECURITIES--8.05%
U S Treasury Bonds, 6.00%, 02/15/26     680,000      621,988
U S Treasury Notes, 5.875%, 02/15/04    150,000      147,516
                                                  ----------
                                                     769,504
                                                  ----------
                  TOTAL BONDS AND NOTES--27.54%
                              (Cost $2,652,064)    2,633,198
                                                  ----------

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
BALANCED PORTFOLIO, CONTINUED

                                         FACE
COMMERCIAL PAPER                        AMOUNT      VALUE
BEVERAGES--3.22%
Whitman Corporation, 6.60%, 01/03/00   $308,000   $  307,887

CONTAINERS--3.12%
Crown Cork & Seal Company,
 Incorporated, 7.20%, 01/21/00          300,000      298,799
ELECTRIC POWER--4.13%
Nevada Power Company, 7.10%, 01/04/00   395,000      394,766
FINANCIAL SERVICES--3.34%
Penn Power & Light Energy Trust,
 6.80%, 01/18/00                        320,000      318,969
FOOD PRODUCERS--2.65%
ConAgra, Incorporated, 6.62%,
 01/05/00                               254,000      253,812

FURNITURE/APPLIANCES--4.10%
Maytag Corporation, 6.37%, 01/11/00     393,000      392,302

NATURAL GAS--2.61%
Sierra Pacific Power Company, 6.55%,
 01/10/00                               250,000      249,588



                                         FACE
COMMERCIAL PAPER                        AMOUNT      VALUE

RETAIL - SPECIALTY--3.26%
Mattel, Incorporated, 6.80%, 01/18/00  $313,000   $  311,992

UTILITY - MISCELLANEOUS--2.85%
Hawaiian Electric Industries
 Incorporated, 5.65%, 01/13/00          273,000      272,486
                                                  ----------
                 TOTAL COMMERCIAL PAPER--29.28%
                              (Cost $2,800,601)    2,800,601
                                                  ----------
                      TOTAL INVESTMENTS--99.56%
                              (Cost $7,856,555)    9,521,432
 CASH AND OTHER ASSETS, LESS LIABILITIES--0.44%       41,635
                                                  ----------
                            NET ASSETS--100.00%   $9,563,067
                                                  ==========
ABBREVIATIONS
ADR--American Depository Receipt
REIT--Real Estate Investment Trust
*--Non-income producing securities



See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

                                                   STATED    MATURITY      FACE
                                                  RATE(%)      DATE       AMOUNT       VALUE
FEDERAL AGENCIES--
Federal Agricultural Mortgage Corporation           5.66     01/13/00   $  669,000   $  667,734
Federal Farm Credit Bank                            4.25     01/10/00      600,000      599,363
Federal Home Loan Bank                              5.61     01/06/00    1,185,000    1,184,076
Federal Home Loan Bank                              5.72     01/26/00      325,000      323,706
Federal Home Loan Bank                              5.75     02/29/00      203,000      201,086
Federal Home Loan Mortgage Corporation              5.51     01/20/00      594,000      592,257
Federal Home Loan Mortgage Corporation              5.75     01/25/00      447,000      445,282
Federal National Mortgage Association               3.75     01/05/00    1,175,000    1,174,510
Inter-American Development Bank                     5.71     01/12/00    1,427,000    1,424,504
                                                                                     ----------
                                                    TOTAL FEDERAL AGENCIES--99.04%
                                                                 (Cost $6,612,518)    6,612,518
                                      LIABILITIES IN EXCESS OF OTHER ASSETS--0.96%       64,264
                                                                                     ----------
                                                               NET ASSETS--100.00%   $6,676,782
                                                                                     ==========

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31,1999
--------------------------------------------------------------------------------

                                                                GROWTH        MANAGED      BALANCED    MONEY MARKET
                                                               PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
ASSETS
Investments in securities, at value                           $20,283,657   $19,878,539   $9,521,432    $6,612,518
Cash and cash equivalents                                             619           672          628        70,588
Prepaid Expenses                                                       --           261           --           379
Receivable for:
  Investment securities sold                                           27            13          107            --
  Dividends                                                        11,768        13,834        3,035            --
  Interest                                                             10            20       48,261             9
  Expense reimbursement                                                --            --        1,024         1,618
                                                              -----------   -----------   ----------    ----------
                                                TOTAL ASSETS   20,296,081    19,893,339    9,574,487     6,685,112
LIABILITIES
Accrued:
  Investment advisory fee                                           8,254         8,082        3,976         2,628
  Service fee                                                       4,127         4,041        1,988         1,314
  Other liabilities                                                 6,986         7,456        5,456         4,388
                                                              -----------   -----------   ----------    ----------
                                           TOTAL LIABILITIES       19,367        19,579       11,420         8,330
                                                              -----------   -----------   ----------    ----------
                                                  NET ASSETS  $20,276,714   $19,873,760   $9,563,067    $6,676,782
                                                              ===========   ===========   ==========    ==========
SHARES OUTSTANDING                                              9,837,586    10,809,238    6,287,165     6,676,782
                                                              ===========   ===========   ==========    ==========
NET ASSET VALUE PER SHARE                                     $      2.06   $      1.84   $     1.52    $     1.00
                                                              ===========   ===========   ==========    ==========

STATEMENTS OF OPERATIONS  Year Ended December 31, 1999
--------------------------------------------------------------------------------

                                                                GROWTH      MANAGED     BALANCED    MONEY MARKET
                                                              PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
INVESTMENT INCOME
Dividends                                                     $  171,804   $  214,375   $  52,892           --
Interest                                                         166,371      204,307     273,294     $266,277
                                                              ----------   ----------   ---------     --------
                                     TOTAL INVESTMENT INCOME     338,175      418,682     326,186      266,277
EXPENSES
Investment advisory fees                                          87,499       86,084      43,022       26,129
Service fees                                                      43,750       43,042      21,511       13,064
Professional fees                                                  3,467        3,332       3,785        3,911
Custody and transaction fees                                      20,863       22,026      20,395       14,736
Directors' fees and expenses                                       7,076        6,619       7,661        7,837
Registration fees                                                  1,371        1,640       1,019        1,012
Insurance expenses                                                 1,093          832       1,093          714
                                                              ----------   ----------   ---------     --------
                                              TOTAL EXPENSES     165,119      163,575      98,486       67,403
                                    LESS EXPENSES REIMBURSED     (13,190)      (3,304)    (21,209)     (21,723)
                                                              ----------   ----------   ---------     --------
                                                NET EXPENSES     151,929      160,271      77,277       45,680
                                                              ----------   ----------   ---------     --------
INVESTMENT INCOME--NET                                           186,246      258,411     248,909      220,597
                                                              ----------   ----------   ---------     --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                               168,473    2,045,502     600,460           --
  Change in unrealized appreciation (depreciation) of
    investments                                                2,259,092      459,785    (121,519)          --
                                                              ----------   ----------   ---------     --------
NET GAIN ON INVESTMENTS                                        2,427,565    2,505,287     478,941           --
                                                              ----------   ----------   ---------     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $2,613,811   $2,763,698   $ 727,850     $220,597
                                                              ==========   ==========   =========     ========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
GROWTH PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   186,246   $   132,590
  Net realized gain on investments                                168,473       267,352
  Change in unrealized appreciation                             2,259,092     1,899,902
                                                              -----------   -----------
  Net increase in net assets resulting from operations          2,613,811     2,299,844
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (183,316)     (131,790)
  Capital gains                                                   (11,639)     (495,322)
                                                              -----------   -----------
  Total distributions to shareholders                            (194,955)     (627,112)

CAPITAL SHARE TRANSACTIONS--Net                                 2,155,929     2,902,281
                                                              -----------   -----------
TOTAL INCREASE                                                  4,574,785     4,575,013
NET ASSETS
  Beginning of year                                            15,701,929    11,126,916
                                                              -----------   -----------
  End of year                                                 $20,276,714   $15,701,929
                                                              ===========   ===========

MANAGED PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $   258,411   $   179,573
  Net realized gain on investments                              2,045,502        80,897
  Change in unrealized appreciation                               459,785     1,590,285
                                                              -----------   -----------
  Net increase in net assets resulting from operations          2,763,698     1,850,755
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                         (252,141)     (177,776)
  Capital gains                                                (1,672,601)     (251,773)
                                                              -----------   -----------
  Total distributions to shareholders                          (1,924,742)     (429,549)

CAPITAL SHARE TRANSACTIONS--Net                                 3,984,029     3,846,583
                                                              -----------   -----------
TOTAL INCREASE                                                  4,822,985     5,267,789
NET ASSETS
  Beginning of year                                            15,050,775     9,782,986
                                                              -----------   -----------
  End of year                                                 $19,873,760   $15,050,775
                                                              ===========   ===========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $  248,909    $  183,621
  Net realized gain on investments                               600,460        67,581
  Change in unrealized appreciation (depreciation)              (121,519)      758,264
                                                              ----------    ----------
  Net increase in net assets resulting from operations           727,850     1,009,466
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                        (243,837)     (185,328)
  Capital gains                                                 (555,948)     (175,856)
                                                              ----------    ----------
  Total distributions to shareholders                           (799,785)     (361,184)

CAPITAL SHARE TRANSACTIONS--Net                                1,807,784     1,584,014
                                                              ----------    ----------
TOTAL INCREASE                                                 1,735,849     2,232,296
NET ASSETS
  Beginning of year                                            7,827,218     5,594,922
                                                              ----------    ----------
  End of year                                                 $9,563,067    $7,827,218
                                                              ==========    ==========

MONEY MARKET PORTFOLIO

                                                               YEAR ENDED DECEMBER 31,
                                                              -------------------------
                                                                 1999          1998
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income--net                                      $  220,597    $  172,159
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income--net                                        (220,597)     (172,159)

CAPITAL SHARE TRANSACTIONS--Net                                2,322,962     1,533,151
                                                              ----------    ----------
TOTAL INCREASE                                                 2,322,962     1,533,151
NET ASSETS
  Beginning of year                                            4,353,820     2,820,669
                                                              ----------    ----------
  End of year                                                 $6,676,782    $4,353,820
                                                              ==========    ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

GROWTH PORTFOLIO

                                                                          YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------------------
                                                       1999           1998           1997          1996          1995
                                                   ------------   ------------   ------------   -----------   -----------
      Net Asset Value, Beginning of Year           $  1.81        $  1.60        $  1.45        $ 1.27        $ 1.04
      Investment income--net                          0.02           0.02           0.03          0.02          0.02
      Net realized and unrealized gain on
       investments during the year                    0.25           0.27           0.27          0.21          0.27
                                                   -------        -------        -------        ------        ------
                 Total from investment operations     0.27           0.29           0.30          0.23          0.29
      Less distributions from
        Investment income--net                       (0.02)         (0.02)         (0.03)        (0.02)        (0.02)
        Capital gains                                --             (0.06)         (0.12)        (0.03)        (0.04)
                                                   -------        -------        -------        ------        ------
                              Total distributions    (0.02)         (0.08)         (0.15)        (0.05)        (0.06)
                                                   -------        -------        -------        ------        ------
      Net Asset Value, End of Year                 $  2.06        $  1.81        $  1.60        $ 1.45        $ 1.27
                                                   =======        =======        =======        ======        ======
      Total return                                   14.99 %        18.62 %        20.72 %       17.98 %       28.50 %
                                                   =======        =======        =======        ======        ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)      $20,277        $15,702        $11,127        $7,278        $4,781
      Ratio of expenses with reimbursement to
       average net assets                             0.87 %         0.87 %         0.87 %        0.87 %        0.87 %
      Ratio of expenses without reimbursement to
       average net assets                             0.94 %         1.01 %         1.09 %        1.25 %        1.32 %
      Ratio of net investment income to average
       net assets                                     1.06 %         1.00 %         1.69 %        1.84 %        1.99 %
      Portfolio turnover rate                        20.96 %        25.75 %        45.37 %       21.24 %       42.06 %

MANAGED PORTFOLIO

                                                                           YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
                                                        1999           1998          1997          1996          1995
                                                    ------------   ------------   -----------   -----------   -----------
      Net Asset Value, Beginning of Year            $  1.75        $  1.56        $ 1.37        $ 1.21        $ 1.00
      Investment income--net                           0.03           0.02          0.03          0.03          0.03
      Net realized and unrealized gain on
       investments during the year                     0.26           0.22          0.28          0.19          0.24
                                                    -------        -------        ------        ------        ------
                  Total from investment operations     0.29           0.24          0.31          0.22          0.27
      Less distributions from
        Investment income--net                        (0.03)         (0.02)        (0.03)        (0.03)        (0.03)
        Capital gains                                 (0.17)         (0.03)        (0.09)        (0.03)        (0.03)
                                                    -------        -------        ------        ------        ------
                               Total distributions    (0.20)         (0.05)        (0.12)        (0.06)        (0.06)
                                                    -------        -------        ------        ------        ------
      Net Asset Value, End of Year                  $  1.84        $  1.75        $ 1.56        $ 1.37        $ 1.21
                                                    =======        =======        ======        ======        ======
      Total return                                    17.09 %        15.85 %       22.41 %       17.69 %       27.19 %
                                                    =======        =======        ======        ======        ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)       $19,874        $15,051        $9,783        $6,273        $4,028
      Ratio of expenses with reimbursement to
       average net assets                              0.93 %         0.93 %        0.93 %        0.93 %        0.93 %
      Ratio of expenses without reimbursement to
       average net assets                              0.94 %         0.99 %        1.10 %        1.14 %        1.26 %
      Ratio of net investment income to average
       net assets                                      1.49 %         1.44 %        1.91 %        2.29 %        2.57 %
      Portfolio turnover rate                         16.42 %        24.83 %       35.08 %       20.79 %       30.87 %

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the period.

BALANCED PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                         1999          1998          1997          1996          1995
                                                      -----------   -----------   -----------   -----------   -----------
      Net Asset Value, Beginning of Year              $ 1.54        $ 1.39        $ 1.27        $ 1.18        $ 0.99
      Investment income--net                            0.04          0.04          0.04          0.04          0.04
      Net realized and unrealized gain on
       investments during the year                      0.08          0.19          0.20          0.10          0.19
                                                      ------        ------        ------        ------        ------
                    Total from investment operations    0.12          0.23          0.24          0.14          0.23
      Less distributions from
        Investment income--net                         (0.04)        (0.04)        (0.05)        (0.04)        (0.04)
        Capital gains                                  (0.10)        (0.04)        (0.07)        (0.01)         --
                                                      ------        ------        ------        ------        ------
                                 Total distributions   (0.14)        (0.08)        (0.12)        (0.05)        (0.04)
                                                      ------        ------        ------        ------        ------
      Net Asset Value, End of Year                    $ 1.52        $ 1.54        $ 1.39        $ 1.27        $ 1.18
                                                      ======        ======        ======        ======        ======
      Total return                                      8.00 %       16.58 %       18.80 %       12.23 %       22.80 %
                                                      ======        ======        ======        ======        ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)         $9,563        $7,827        $5,595        $4,281        $3,399
      Ratio of expenses with reimbursement to
       average net assets                               0.90 %        0.90 %        0.90 %        0.90 %        0.90 %
      Ratio of expenses without reimbursement to
       average net assets                               1.14 %        1.24 %        1.30 %        1.48 %        1.37 %
      Ratio of net investment income to average
       net assets                                       2.89 %        2.79 %        3.43 %        3.25 %        3.19 %
      Portfolio turnover rate                          31.53 %       14.14 %       23.02 %       16.71 %       15.97 %

MONEY MARKET PORTFOLIO

                                                                            YEAR ENDED DECEMBER 31,
                                                      -------------------------------------------------------------------
                                                         1999          1998          1997          1996          1995
                                                      -----------   -----------   -----------   -----------   -----------
      Net Asset Value, Beginning of Year              $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
      Investment income--net                            0.04          0.05          0.05          0.08          0.05
                                                      ------        ------        ------        ------        ------
                    Total from investment operations    0.04          0.05          0.05          0.08          0.05
      Less distributions from
        Investment income--net                         (0.04)        (0.05)        (0.05)        (0.08)        (0.05)
                                                      ------        ------        ------        ------        ------
                                 Total distributions   (0.04)        (0.05)        (0.05)        (0.08)        (0.05)
                                                      ------        ------        ------        ------        ------
      Net Asset Value, End of Year                    $ 1.00        $ 1.00        $ 1.00        $ 1.00        $ 1.00
                                                      ======        ======        ======        ======        ======
      Total return                                     4.26%         4.65%         4.78%         4.61%         5.11%
                                                      ======        ======        ======        ======        ======
      RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
      Net Assets, end of year (000's omitted)         $6,677        $4,354        $2,821        $2,532        $2,398
      Ratio of expenses with reimbursement to
       average net assets                               0.87 %        0.87 %        0.87 %        0.87 %        0.87 %
      Ratio of expenses without reimbursement to
       average net assets                               1.28 %        1.37 %        1.23 %        1.22 %        1.21 %
      Ratio of net investment income to average
       net assets                                       4.20 %        4.55 %        4.62 %        4.51 %        5.03 %

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1999
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The American National Investment Accounts, Inc. (the "Fund") is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Fund is comprised of the Growth, Managed, Balanced and Money Market Portfolios.

Shares of the Fund, other than the initial capitalization, will be sold only to separate accounts of American National Insurance Company ("American National").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

INVESTMENT VALUATIONS:

GROWTH, MANAGED AND BALANCED PORTFOLIOS
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

MONEY MARKET PORTFOLIO
Investments are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Fund's Board of Directors to closely approximate the fair value of such securities. The Fund intends to maintain a continuous net asset value per share of $1.00, rounded to the nearest cent.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of identified cost for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each portfolio is treated as a separate entity. The Fund intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value. The Fund repurchases its shares at net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value. For the Money Market Portfolio, distributions are computed daily and distributed monthly.

EXPENSES:
Operating expenses directly attributable to a portfolio are charged to that portfolio's operations. Expenses of the Fund, which are not directly attributable to the operations of any portfolio, are prorated among all portfolios of the Fund based on the relative net assets of each portfolio.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an investment advisory agreement and an administrative service agreement with Securities Management and Research, Inc. ("SM&R"). SM&R is a wholly-owned subsidiary of American National.

The investment advisory agreement provides SM&R with a monthly advisory fee based on an annualized rate of 1/2 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide investment advice and, in general, will conduct the management and investments of the Fund.

The administrative service agreement provides SM&R with a monthly service fee based on an annualized rate of 1/4 of 1% of the Fund's average daily net assets. For its fee, SM&R will provide certain administrative services for the Fund.

In addition to the investment advisory fee and the administrative fee, the Fund is responsible for paying most other operating expenses including outside director's fees and expenses, safekeeping fees, legal fees, auditing services, insurance, interest and miscellaneous expenses.

All offering and organization costs were paid by American National. Effective May 1, 1994, SM&R has agreed to reimburse the Fund for expenses of any kind (exclusive of interest, commissions and other expenses incidental to portfolio transactions) which exceed the following percentages of each portfolio's average daily net assets:

Growth                              0.87 %
Managed                             0.93 %
Balanced                            0.90 %
Money Market                        0.87 %

Prior to May 1, 1994, the reimbursement percentage was 1.50% of each portfolio's average daily net assets.


As of December 31, 1999, SM&R and American National had the following ownership in the Portfolios:


                                                                AMERICAN NATIONAL               AMERICAN NATIONAL
                                       SM&R                    CORPORATE ACCOUNTS               SEPARATE ACCOUNTS
                           ----------------------------   -----------------------------   -----------------------------
                                      PERCENT OF SHARES               PERCENT OF SHARES               PERCENT OF SHARES
                            SHARES       OUTSTANDING       SHARES        OUTSTANDING       SHARES        OUTSTANDING
Growth                     382,740          3.89%         2,688,267        27.33%         6,766,579        68.78%
Managed                    414,793          3.84%         2,909,220        26.91%         7,485,224        69.25%
Balanced                   401,582          6.39%         2,813,852        44.75%         3,071,731        48.86%
Money Market               351,103          5.26%         2,458,969        36.83%         3,866,710        57.91%

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments, other than commercial paper, were as follows:

                                     PURCHASES      SALES
Growth                               $3,040,247   $4,009,343
Managed                              $2,220,361   $5,952,244
Balanced                             $2,055,290   $2,093,393

Gross unrealized appreciation and depreciation as of December 31, 1999 were as follows:

                                     APPRECIATION   DEPRECIATION
Growth                                $7,152,005       $858,263
Managed                               $4,904,347       $871,214
Balanced                              $2,015,908       $351,031

NOTE 4--CAPITAL STOCK

GROWTH PORTFOLIO


                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 1999                 DECEMBER 31, 1998
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          1,702,006   $  3,211,140          1,744,719   $  2,975,649
  Investment income dividends reinvested                             94,008        183,316             75,309        131,790
  Distributions from net realized gains reinvested                    5,969         11,639            315,491        495,322
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       1,801,983      3,406,095          2,135,519      3,602,761
  Redemptions of capital shares                                    (647,985)    (1,250,166)          (413,303)      (700,480)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      1,153,998   $  2,155,929          1,722,216   $  2,902,281
                                                                              ============                      ============
  Shares outstanding at beginning of year                         8,683,588                         6,961,372
                                                                -----------                       -----------
  Shares outstanding at end of year                               9,837,586                         8,683,588
                                                                ===========                       ===========
  The components of net assets at December 31, 1999, are as
    follows:
  Capital Stock--9,837,586 shares of $.01 par value
    outstanding (115,000,000 authorized) (par and additional
    paid-in capital)                                                          $ 13,893,458
  Undistributed net investment income                                                2,930
  Accumulated net realized gain on investments                                      86,584
  Net unrealized appreciation of investments                                     6,293,742
                                                                              ------------
  Net Assets                                                                  $ 20,276,714
                                                                              ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

MANAGED PORTFOLIO


                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 1999                 DECEMBER 31, 1998
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          1,824,138   $  3,317,155          2,507,388   $  4,170,741
  Investment income dividends reinvested                            143,262        252,141            103,963        177,776
  Distributions from net realized gains reinvested                  950,342      1,672,601            162,434        251,773
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       2,917,742      5,241,897          2,773,785      4,600,290
  Redemptions of capital shares                                    (686,142)    (1,257,868)          (461,532)      (753,707)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      2,231,600   $  3,984,029          2,312,253   $  3,846,583
                                                                              ============                      ============
  Shares outstanding at beginning of year                         8,577,638                         6,265,385
                                                                -----------                       -----------
  Shares outstanding at end of year                              10,809,238                         8,577,638
                                                                ===========                       ===========
  The components of net assets at December 31, 1999, are as
    follows:
  Capital Stock--10,809,238 shares of $.01 par value
    outstanding (120,000,000 authorized) (par and additional
    paid-in capital)                                                          $ 15,484,979
  Undistributed net investment income                                                6,270
  Accumulated net realized gain on investments                                     349,378
  Net unrealized appreciation of investments                                     4,033,133
                                                                              ------------
  Net Assets                                                                  $ 19,873,760
                                                                              ============


BALANCED PORTFOLIO


                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 1999                 DECEMBER 31, 1998
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                          1,056,670   $  1,639,801          1,000,879   $  1,484,090
  Investment income dividends reinvested                            164,755        243,837            123,552        185,328
  Distributions from net realized gains reinvested                  375,640        555,948            123,843        175,856
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                       1,597,065      2,439,586          1,248,274      1,845,274
  Redemptions of capital shares                                    (404,768)      (631,802)          (177,843)      (261,260)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      1,192,297   $  1,807,784          1,070,431   $  1,584,014
                                                                              ============                      ============
  Shares outstanding at beginning of year                         5,094,868                         4,024,437
                                                                -----------                       -----------
  Shares outstanding at end of year                               6,287,165                         5,094,868
                                                                ===========                       ===========
  The components of net assets at December 31, 1999, are as
    follows:
  Capital Stock--6,287,165 shares of $.01 par value
    outstanding (115,000,000 authorized) (par and additional
    paid-in capital)                                                          $  7,863,085
  Undistributed net investment income                                                5,072
  Accumulated net realized gain on investments                                      30,033
  Net unrealized appreciation of investments                                     1,664,877
                                                                              ------------
  Net Assets                                                                  $  9,563,067
                                                                              ============

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

MONEY MARKET PORTFOLIO


                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 1999                 DECEMBER 31, 1998
                                                                --------------------------        --------------------------
                                                                  SHARES         AMOUNT             SHARES         AMOUNT
                                                                -----------   ------------        -----------   ------------
  Sale of capital shares                                         21,010,546   $ 21,010,546         14,329,299   $ 14,329,299
  Investment income dividends reinvested                            221,637        221,637            172,322        172,322
                                                                -----------   ------------        -----------   ------------
  Subtotals                                                      21,232,183     21,232,183         14,501,621     14,501,621
  Redemptions of capital shares                                 (18,909,221)   (18,909,221)       (12,968,470)   (12,968,470)
                                                                -----------   ------------        -----------   ------------
  Net increase in capital shares outstanding                      2,322,962   $  2,322,962          1,533,151   $  1,533,151
                                                                              ============                      ============
  Shares outstanding at beginning of year                         4,353,820                         2,820,669
                                                                -----------                       -----------
  Shares outstanding at end of year                               6,676,782                         4,353,820
                                                                ===========                       ===========
  The components of net assets at December 31, 1999, are as
    follows:
  Capital Stock--6,676,782 shares of $.01 par value
    outstanding (1,050,000,000 authorized) (par and additional
    paid-in capital)                                                          $  6,676,782
                                                                              ------------
  Net Assets                                                                  $  6,676,782
                                                                              ============

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
American National Investment Accounts, Inc.

We have audited the accompanying statements of assets and liabilities of American National Investment Accounts, Inc. (comprised of Growth, Managed, Balanced and Money Market portfolios), including the schedule of investments as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997, issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American National Investment Accounts, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years then ended, in conformity with generally accepted accounting principles.

                                                   Tait, Weller & Baker

Philadelphia, Pennsylvania
January 28, 2000

                            PART C OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) 1.a. Registrant's Amended and Restated Articles of Incorporation are filed herewith.

    2.a.  Registrant's Articles Supplementary dated March 8, 2000.

    2.b.  Registrant's Articles Supplementary dated April 14, 2000.

(b) See Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's By-Laws.

(c) See Exhibit 4 to Post-Effective Amendment No. 7 to Form N-1A for a specimen of Registrant's stock certificate.

(d) 1. See Exhibit 5 to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Investment Advisory Agreement.

    2. Registrant's Investment Advisory Agreement on behalf of the Government Bond Portfolio is filed herewith.

    3. Registrant's Investment Advisory Agreement on behalf of the High Yield Bond Portfolio is filed herewith.

    4. Registrant's Investment Advisory Agreement on behalf of the International Stock Portfolio is filed herewith.

    5. Registrant's Investment Advisory Agreement on behalf of the Small-Cap/ Mid-Cap Portfolio is filed herewith.

(e) See Exhibit 6a to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's Fund Participation Agreement with the American National Variable Annuity Separate Account and Exhibit 6b with the American National Variable Life Separate Account.

(f) None.

(g) See Exhibit 8a and Exhibit 8b to Post-Effective Amendment No. 7 to Form N-1A for a copy of Registrant's current Custodian Agreement and Sub-Custodian Agreement.

(h) None.

(i) Exhibit i to Form N-1A, for the consent and opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P. is filed herewith.


(j) Exhibit j to Form N-1A, for the consent of independent auditor, Tait, Weller & Baker, CPA, is filed herewith.

(k) Not Applicable.

(l) 1. See Exhibit 13 to Post-Effective Amendment No. 7 to Form N-1A for copies of the stock purchase letters.

    2. Stock purchase letters for the new portfolios added with this Form N-1A Registration Statement are filed herewith.

(m) None.

(n) Financial Data Schedules are incorporated by reference as filed with form N-SAR-B on 02/22/00.

(o) None.

(p) Control List is filed herewith.

(q) See Exhibit 17 to Post-Effective Amendment No. 9 to Form N-1A, for a revised Power of Attorney.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

All persons under common control with the Registrant are shown on the list as Exhibit (p), which will be filed by Amendment.

ITEM 25.  INDEMNIFICATION.

The Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of the Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 7 to Form N-1A.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Securities Management and Research, Inc. ("SM&R") serves as investment adviser to Registrant, the American National Growth Fund, Inc., the American National Income Fund, Inc., and the Triflex Fund, Inc., (collectively herein referred to as the "American National Funds Group") and the SM&R Capital Funds, Inc. See "Investment Adviser" in Part A and "Investment Advisory and Other Services" in Part B.


R. EUGENE LUCAS
         Director and Member of the Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director of American National Insurance Company; Director of ANREM Corporation, both located at One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation; Gal-Tenn Hotel Corporation, both located at 504 Moody National Bank Tower, Galveston, Texas.

RONALD J. WELCH
         Director of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President and Chief Actuary of American National Insurance Company; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri.

G. RICHARD FERDINANDSTEN
         Director and Member of Executive Committee of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, Senior Vice President and Chief Operating Officer, American National Insurance Company; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director and Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty, Inc.; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine, Springfield, Missouri; Director and Chairman of the Board, Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.

MICHAEL W. MCCROSKEY
Director, President, Chief Executive Officer and member of the Executive Committee of SM&R; President and Director of the Fund; President and Director of the SM&R Growth Fund, Inc., SM&R Income Fund, Inc., and SM&R Balanced Fund, Inc. (hereinafter referred to as the "SM&R Equity Funds"); President and Director of the SM&R Investments, Inc. all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Executive Vice President, American National; Assistant Secretary of American National Life Insurance Company of Texas; President and Director, ANREM Corporation; Director and President, ANTAC Corporation; Director, all located at One Moody Plaza, Galveston, Texas; Comprehensive Investment Services 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Standard Life and Accident Insurance Company, 2450 South Shore Boulevard, Suite 500, League City, Texas; Vice President, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine, Springfield, Missouri.

GORDON D. DIXON
Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R; Vice President of the Fund; Portfolio Manager of the Fund's American National Government Bond and High Yield Portfolios, Co-Manager of the American National Growth, Equity Income, Balanced, and International Stock Portfolios, Co-Manager of the SM&R Growth Fund, Inc., SM&R Income Fund, Inc., and SM&R Balanced Fund, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Stocks of American National Insurance Company, One Moody

Plaza, Galveston, Texas; Director and President, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President, Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, Suite 301, League City, Texas.

DAVID A. BEHRENS
         Director of SM&R, 2450 South Shore Boulevard, League City, Texas; Executive Vice President, Independent Marketing, American National Insurance Company, One Moody Plaza, Galveston, Texas; Allstate Financial Distributors, Inc., Lincoln, NE.

K. DAVID WHEELER
         Senior Vice President, Institutional Sales and Private Client Services of SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas; Senior Institutional Consultant, Bank South, Atlanta, Georgia.


EMERSON V. UNGER, C.L.U.
         Vice President of SM&R; Vice President of the SM&R Equity Funds and the SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

BRENDA T. KOELEMAY
         Vice President and Treasurer of SM&R; Vice President and Treasurer of the SM&R Equity Funds and the SM&R Investments, Inc.; Treasurer and director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON
         Vice President and Secretary of SM&R, the SM&R Equity Funds and the SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas.

ITEM 27.  PRINCIPAL UNDERWRITERS.

(a)      Not applicable.
(b)      Not applicable.
(c)      Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29.  MANAGEMENT SERVICES.

There are no management-related service contracts to which the Registrant is a party not discussed under Part A or Part B of this Registration Statement.

ITEM 30.  UNDERTAKINGS.

The Fund undertakes to furnish each person to whom a prospectus is delivered a copy of its latest Annual Report to shareholders, without charge, upon request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 13 to Registration Statement, pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this POST-EFFECTIVE AMENDMENT NO. 13 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Galveston and State of Texas, on the 20th day of April, 2000.

AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.

By: /s/ MICHAEL W. McCROSKEY
 Michael W. McCroskey, President

Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 13 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated:



------------------------------------------------------- -----------------------------------------------------
PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER               PRINCIPAL ACCOUNTING OFFICER:
------------------------------------------------------- -----------------------------------------------------
/s/ MICHAEL W. McCROSKEY                                /s/ BRENDA T. KOELEMAY
------------------------------------------------------- -----------------------------------------------------
Michael W. McCroskey, President                         Brenda T. Koelemay, Treasurer
Date: April 20, 2000                                    Date: April 20, 2000

------------------------------------------------------- -----------------------------------------------------
DIRECTORS
------------------------------------------------------- -----------------------------------------------------
/s/ ERNEST S. BARRATT, PH.D.                            /s/ EDWIN K. NOLAN
*Ernest S. Barratt, Ph.D.                               *Edwin K. Nolan
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 20, 2000                                    Date: April 20, 2000

------------------------------------------------------- -----------------------------------------------------
/s/ ALLAN W. MATTHEWS                                   /s/ ROBERT B. SHATTUCK, JR.
*Allan W. Matthews                                      *Robert V. Shattuck, Jr.
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 20, 2000                                    Date: April 20, 2000

------------------------------------------------------- -----------------------------------------------------
/s/ LEA MCLEOD MATTHEWS                                 /s/ JAMIE G. WILLIAMS
*Lea McLeod Matthews                                    *Jamie G. Williams
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 20, 2000                                    Date: April 20, 2000

------------------------------------------------------- -----------------------------------------------------
/s/ MICHAEL W. MCCROSKEY                                /s/ FRANK P. WILLIAMSON
*Michael W. McCroskey                                   *Frank P. Williamson
By: Michael W. McCroskey                                By: Michael W. McCroskey

Date: April 20, 2000                                    Date: April 20, 2000

------------------------------------------------------- -----------------------------------------------------
/s/ ANN MCLEOD MOODY
*Ann McLeod Moody
By: Michael W. McCroskey

Date: April 20, 2000
------------------------------------------------------- -----------------------------------------------------

*Pursuant to a Power of Attorney executed by the Board of Directors dated December 4, 1997, attached as Exhibit 99.B17 to Post-Effective Amendment No. 9.

                                  EXHIBIT INDEX

                                       TO

                         POST-EFFECTIVE AMENDMENT NO. 13
                        UNDER THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 13
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                       FOR

                   AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.
                                 ("Registrant")

                             PART C ITEM AND CAPTION





Item 23.
        Exhibit 99.B(a) 1.a. Registrant's Amended and Restated Articles of
                             Incorporation

                99.B(a) 2.a. Registrant's Articles Supplementary dated March
                             8, 2000

                99.B(a) 2.b. Registrant's Acticles Supplementary dated April
                             14, 2000

                99.B(d) 2.   Registrant's Investment Advisory Agreement for
                             the Government Bond Portfolio

                99.B(d) 3.   Registrant's Investment Advisory Agreement for
                             the High Yield Bond Portfolio.

                99.B(d) 4.   Registrant's Investment Advisory Agreement for
                             the International Stock Portfolio

                99.B(d) 5.   Registrant's Investment Advisory Agreement for
                             the Small-Cap/Mid-Cap Portfolio

                99.B(i) Consent and opinion of Registrant's Counsel, Greer, Herz and Adams, L.L.P.

                99.B(j) Consent of Tait, Weller and Baker, independent Accountant of Registrant.

                99.B(l) 2.   Stock purchase letters for new portfolios added

                99.B(p) List of persons controlled by or under common control with Registrant.